UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[ ] Pre-Effective                                       [X] Post-Effective
    Amendment No.                                           Amendment No. 1

                           EVERGREEN FOUNDATION TRUST
               (Exact name of registrant as specified in charter)

                 Area Code and Telephone Number: (914) 694-2020

                             2500 Westchester Avenue
                            Purchase, New York 10577
                    (Address of principal executive offices)

                              James P. Wallin, Esq.
                        Evergreen Asset Management Corp.
                             2500 Westchester Avenue
                            Purchase, New York 10577
                     (Name and address of agent for service)




     Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

     It is proposed that this filing will become effective (check appropriate box):

[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursunt to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940 (File No. 33-31803); accordingly, no fee is payable herewith. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended December 31, 1996 was filed with the Commission on or about February 28, 1997.

                           EVERGREEN FOUNDATION TRUST

                              CROSS REFERENCE SHEET

            Pursuant to Rule 481(a) under the Securities Act of 1933

                                           Location in Prospectus/Proxy
Item of Part A of Form N-14                            Statement

1.  Beginning of Registration Statement    Cross Reference Sheet; Cover Page
    and Outside Front Cover Page of
    Prospectus

2. Beginning and Outside Back Cover Page Table of Contents of Prospectus

3.  Fee Table, Synopsis Information and    Comparison of Fees and Expenses;
    Risk Factors                           Summary; Risks


4.  Information About the Transaction      Summary; Reasons for the
                                           Reorganization; Comparative
                                           Information on Shareholders' Rights;
                                           Exhibit A (Agreement and Plan of
                                           Reorganization)

5.  Information about the Registrant       Cover Page; Summary; Comparison of
                                           Investment Objectives and Policies;
                                           Comparative Information on
                                           Shareholders' Rights; Additional
                                           Information

6.  Information about the Company          Cover Page; Summary; Comparison of
    Being Acquired                         Investment Objectives and Policies;
                                           Comparative Information on
                                           Shareholders' Rights; Additional
                                           Information

7.  Voting Information                     Cover Page; Summary; Voting
                                           Information Concerning the Meeting

8.  Interest of Certain Persons            Financial Statements and Experts;
    and Experts                            Legal Matters

9.  Additional Information Required for    Inapplicable
    Reoffering by Persons Deemed to be
    Underwriters

Item of Part B of Form N-14

10.  Cover Page                            Cover Page

11.  Table of Contents                     Omitted

12.  Additional Information About the      Statement of Additional Information
     Registrant                            of the Evergreen Foundation Fund
                                           dated May 1, 1997

13.  Additional Information about          Statement of Additional Information
     the Company Being Acquired            of Keystone Balanced Fund II dated
                                           August 16, 1996, as Supplemented
                                           January 1, 1997

14.  Financial Statements                  Financial Statements dated
                                           December 31, 1996
                                           of Keystone Balanced Fund II

                                           Financial Statements dated
                                           December 31, 1996 of
                                           Evergreen Foundation Fund

Item of Part C of Form N-14

15.  Indemnification                       Incorporated by Reference to Part A
                                           Caption - "Comparative Information
                                           on Shareholders' Rights - Liability
                                           and Indemnification of Trustees"

16.  Exhibits                              Item 16. Exhibits

17.  Undertakings                          Item 17. Undertakings

                                Evergreen Keystone
                   (logo)             FUNDS              (logo)



May 16, 1997


Dear Shareholder:


     We are pleased to announce that the combination of the Evergreen Keystone organization is well underway, and with the combined power of Evergreen Keystone we will be able to bring our investment and service capabilities to a new level. One of the areas we are focusing on is merging funds with similar objectives to maximize the potential for lower overall expenses and greater operating efficiencies.



     The enclosed Prospectus/Proxy Statement contains a proposal to combine the Keystone Balanced Fund II with the Evergreen Foundation Fund. This proposal is scheduled to be voted on at a special meeting of shareholders of the Keystone Balanced Fund II on June 30, 1997.



     The reorganization has been structured as a tax-free transaction for shareholders. We believe it will result in one combined fund with greater efficiencies than two separate funds. This reorganization is not expected to affect the total value of your investment.


SUMMARY OF BENEFITS


     (Bullet) Potential for greater operating efficiencies


     (Bullet) Eliminate redundancies in fund offerings


     The Fund's Trustees have very carefully reviewed this proposed reorganization and believe it is in the best interests of shareholders. They recommend you vote FOR the proposal, which is described in detail in the attached Prospectus/Proxy Statement.

VOTING INSTRUCTIONS


     This package contains the materials you will need to vote. To vote, please sign the attached proxy card and return it today in the postage-paid envelope. It is extremely important that you vote, no matter how many shares you own. This is an opportunity to voice your opinion on an important matter affecting your investment.



     If you have any questions regarding the proposed transaction or if you would like additional information about the Evergreen Keystone family of mutual funds, please telephone your financial adviser or Evergreen Keystone at 1-800-343-2898.



Sincerely,



/s/ Albert H. Elfner, III                                        /s/ George S. Bissell
Albert H. Elfner, III                                            George S. Bissell
CHAIRMAN                                                         CHAIRMAN OF THE BOARD
Keystone Investment Management Company                           Keystone Funds

                      (This Page Left Blank Intentionally)

                           KEYSTONE BALANCED FUND II
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 30, 1997


     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of the Keystone Balanced Fund II will be held at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts on Monday, June 30, 1997 at 3:00 p.m., Eastern time, for the following purposes:



     1. To approve or disapprove an Agreement and Plan of Reorganization (the "Plan"), providing for the acquisition of all of the assets of the Keystone Balanced Fund II by the Evergreen Foundation Fund in exchange for shares of the Evergreen Foundation Fund, and the assumption by the Evergreen Foundation Fund of certain identified liabilities of the Keystone Balanced Fund II. The Plan also provides for distribution of such shares of the Evergreen Foundation Fund to shareholders of the Keystone Balanced Fund II in liquidation and subsequent termination of the Keystone Balanced Fund II. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Keystone Balanced Fund II.


     2. To transact any other business which may properly come before the Meeting or any adjournment thereof.

     The Trustees of Keystone Balanced Fund II have fixed the close of business on May 2, 1997 as the record date for the determination of shareholders of the Keystone Balanced Fund II entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                         By Order of the Board of Trustees
                                         GEORGE O. MARTINEZ
                                         SECRETARY


May 16, 1997

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:


REGISTRATION                                        VALID SIGNATURE
Corporate Accounts
(1) ABC Corp.                                       ABC Corp.
(2) ABC Corp.                                       John Doe, Treasurer
(3) ABC Corp.
   c/o John Doe, Treasurer                          John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan                   John Doe, Trustee
Trust Accounts
(1) ABC Trust                                       Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
   u/t/d 12/28/78                                   Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA                   John B. Smith
(2) John B. Smith                                   John B. Smith, Jr., Executor

                 PROSPECTUS/PROXY STATEMENT DATED MAY 16, 1997


                            ACQUISITION OF ASSETS OF

                           KEYSTONE BALANCED FUND II
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116
                        BY AND IN EXCHANGE FOR SHARES OF

                           EVERGREEN FOUNDATION FUND
                                  A SERIES OF
                           EVERGREEN FOUNDATION TRUST
                            2500 WESTCHESTER AVENUE
                            PURCHASE, NEW YORK 10577


     This Prospectus/Proxy Statement is being furnished to shareholders of the Keystone Balanced Fund II (the "Keystone Balanced Fund") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of the Keystone Balanced Fund for consideration at a Special Meeting of Shareholders to be held on June 30, 1997 at 3:00 p.m. at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of the Keystone Balanced Fund to be acquired by Evergreen Foundation Fund in exchange for shares of the Evergreen Foundation Fund and the assumption by the Evergreen Foundation Fund of certain identified liabilities of the Keystone Balanced Fund (hereinafter referred to as the "Reorganization"). Following the Reorganization, shares of the Evergreen Foundation Fund will be distributed to shareholders of the Keystone Balanced Fund in liquidation of the Keystone Balanced Fund and the Keystone Balanced Fund will be terminated. Holders of shares of the Keystone Balanced Fund will receive shares of the Class of Evergreen Foundation Fund (the "Corresponding Shares") having the same letter designation and the same distribution-related fees, shareholder servicing-related fees and contingent deferred sales charges ("CDSCs"), if any, as the shares of the Class of the Keystone Balanced Fund held by them prior to the Reorganization. As a result of the proposed Reorganization, shareholders of the Keystone Balanced Fund will receive that number of full and fractional Corresponding Shares of the Evergreen Foundation Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Keystone Balanced Fund. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.


     The Evergreen Foundation Fund is a separate series of Evergreen Foundation Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Evergreen Foundation Fund seeks, in order of priority, reasonable income, conservation of capital and capital appreciation.


     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Evergreen Foundation Fund that shareholders of the Keystone Balanced Fund should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated May 16, 1997, relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Evergreen Foundation Fund dated December 31, 1996 and the financial statements of the Keystone Balanced Fund dated June 30, 1996 and December 31, 1996, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Evergreen Foundation Fund at 2500 Westchester Avenue, Purchase, New York 10577 or by calling toll-free 1-800-343-2898.


     The Prospectus of the Evergreen Foundation Fund relating to Class A, Class B and Class C shares dated May 1, 1997 and its Annual Report for the fiscal year ended December 31, 1996 are incorporated herein by reference in their entirety, insofar as they relate to the Evergreen Foundation Fund only, and not to any other fund described therein. Shareholders of the Keystone Balanced Fund will receive, with this Prospectus/Proxy Statement, copies of the Prospectus of the Evergreen Foundation Fund. Additional information about the Evergreen Foundation Fund is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing or calling to the Evergreen Foundation Fund at the address or telephone number listed in the preceding paragraph.

     The Prospectus of the Keystone Balanced Fund dated August 16, 1996, as supplemented January 1, 1997, is incorporated herein in its entirety by reference. Copies of the Prospectus and a Statement of Additional Information dated the same date are available upon request without charge by writing to the Keystone Balanced Fund at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling toll-free 1-800-343-2898.

     Included as Exhibit A of this Prospectus/Proxy Statement is a copy of the Plan.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF FIRST UNION CORPORATION ("FIRST UNION") OR ANY OF ITS SUBSIDIARIES, ARE NOT ENDORSED OR GUARANTEED BY FIRST UNION OR ANY OF ITS SUBSIDIARIES, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS


                                                                                                                          PAGE
COMPARISON OF FEES AND EXPENSES........................................................................................     4
SUMMARY................................................................................................................     6
  Proposed Plan of Reorganization......................................................................................     6
  Tax Consequences.....................................................................................................     6
  Investment Objectives and Policies of the Evergreen Foundation Fund and the Keystone Balanced Fund...................     7
  Comparative Performance Information of Each Fund.....................................................................     7
  Management of the Funds..............................................................................................     7
  Investment Advisers and Sub-adviser..................................................................................     7
  Portfolio Management.................................................................................................     8
  Distribution of Shares...............................................................................................     8
  Purchase and Redemption Procedures...................................................................................     9
  Exchange Privileges..................................................................................................    10
  Dividend Policy......................................................................................................    10
RISKS..................................................................................................................    10
REASONS FOR THE REORGANIZATION.........................................................................................    11
  Agreement and Plan of Reorganization.................................................................................    12
  Federal Income Tax Consequences......................................................................................    13
  Pro-Forma Capitalization.............................................................................................    14
  Shareholder Information..............................................................................................    14
COMPARISON OF INVESTMENT OBJECTIVE AND POLICIES........................................................................    16
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS........................................................................    17
  Form of Organization.................................................................................................    17
  Capitalization.......................................................................................................    18
  Shareholder Liability................................................................................................    18
  Shareholder Meetings and Voting Rights...............................................................................    18
  Liquidation or Dissolution...........................................................................................    18
  Liability and Indemnification of Trustees............................................................................    18
  Rights of Inspection.................................................................................................    19
ADDITIONAL INFORMATION.................................................................................................    19
VOTING INFORMATION CONCERNING THE MEETING..............................................................................    19
FINANCIAL STATEMENTS AND EXPERTS.......................................................................................    21
LEGAL MATTERS..........................................................................................................    21
OTHER BUSINESS.........................................................................................................    21

                        COMPARISON OF FEES AND EXPENSES

     The amounts for Class A, Class B, and Class C shares of the Evergreen Foundation Fund set forth in the following tables and examples are based on the expenses for the fiscal year ended December 31, 1996. The amounts for Class A, Class B, and Class C shares of the Keystone Balanced Fund set forth in the following tables and in the examples are estimates based on the Keystone Balanced Fund's fiscal year ending June 30, 1997. All amounts are adjusted for voluntary expense waivers. The amounts for the Evergreen Foundation Fund pro forma are based on what the combined expenses would have been for the twelve months ended December 31, 1996.

     The following tables show for the Evergreen Foundation Fund and the Keystone Balanced Fund the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, Class B, and Class C shares of each Fund.

 COMPARISON OF CLASS A, CLASS B, AND CLASS C SHARES OF THE EVERGREEN FOUNDATION
                                   FUND WITH
               CORRESPONDING SHARES OF THE KEYSTONE BALANCED FUND

                                                    EVERGREEN FOUNDATION FUND                   KEYSTONE BALANCED FUND
SHAREHOLDER TRANSACTION EXPENSES             CLASS A      CLASS B         CLASS C       CLASS A      CLASS B         CLASS C
Maximum Sales Load Imposed on Purchases...   4.75%          None            None        4.75%          None            None
  (as a percentage of offering price)
Maximum Sales Load Imposed on Reinvested
  Dividends...............................   None           None            None        None           None            None
  (as a percentage of offering price)
Contingent Deferred Sales Charge..........   None       5.00% in the    1.00% in the    None       5.00% in the    1.00% in the
                                                        first year,     first year                 first year,     first year
(as a percentage of original purchase                   declining to    and 0.00%                  declining to    and 0.00%
  price or redemption proceeds, whichever               1.00% in the    thereafter                 1.00% in the    thereafter
  is lower)                                             sixth year                                 sixth year
                                                        and 0.00%                                  and 0.00%
                                                        thereafter                                 thereafter
Exchange Fee..............................    None          None            None         None          None            None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE DAILY NET ASSETS)


Advisory Fees...............................  0.80%           0.80%          0.80%    0.65%           0.65%          0.65%
12b-1 Fees..................................  0.25%   (1)       1.00%(1)       1.00%(1) 0.25%         1.00%          1.00%
Other Expenses..............................  0.19%           0.19%          0.19%    0.60%           0.60%          0.60%
Annual Fund Operating Expenses..............  1.24%           1.99%          1.99%    1.50%   (2)       2.25%(2)       2.25%(2)



                                                                                       EVERGREEN FOUNDATION FUND PRO FORMA
SHAREHOLDER TRANSACTION EXPENSES                                                    CLASS A       CLASS B          CLASS C
Maximum Sales Load Imposed on Purchases..........................................    4.75%          None             None
(as a percentage of offering price)
Maximum Sales Load Imposed on Reinvested Dividends...............................     None          None             None
(as a percentage of offering price)
Contingent Deferred Sales Charge.................................................     None      5.00% in the
                                                                                                first year,
(as a percentage of original purchase price or redemption proceeds,                             declining to
  whichever is lower)                                                                           1.00% in the     1.00% in the
                                                                                                sixth year       first year
                                                                                                and 0.00%        and 0.00%
                                                                                                thereafter       thereafter
Exchange Fee.....................................................................     None          None             None

ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
Advisory Fees.....................................................................  0.80%         0.80%             0.80%
12b-1 Fees........................................................................  0.25% (1)     1.00%(1)          1.00%(1)
Other Expenses....................................................................  0.19%         0.19%             0.19%
Annual Fund Operating Expenses....................................................  1.24%         1.99%             1.99%

(1) Class A shares can pay up to .75 of 1% of average net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to .25 of 1% of average net assets. For Class B and Class C shares of Evergreen Foundation Fund, a portion of the 12b-1 fees equivalent to .25 of 1% of average net assets will be shareholder servicing-related. Distribution-related 12b-1 fees will be limited to .75 of 1% of average net assets as permitted under the rules of the National Association of Securities Dealers, Inc.


(2) Reflects agreement by Keystone Investment Management Company to voluntarily reimburse the Keystone Balanced Fund for certain expenses. The Keystone Balanced Fund's investment adviser may cease or modify such waivers and reimbursements at any time. Absent such agreement, the estimated operating expenses for the Keystone Balanced Fund for the year ending June 30, 1997, will be as follows:


                                                                             CLASS A    CLASS B    CLASS C
Keystone Balanced Fund....................................................     2.52%      3.27%      3.27%

     EXAMPLES. The following tables show for each Fund, and for the Evergreen Foundation Fund, pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each Class of shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period, and additionally for Class B and Class C shares, no redemption at the end of each period.

                                                                                                                       KEYSTONE
                                                                                   EVERGREEN FOUNDATION FUND         BALANCED FUND
                                                                                 ONE    THREE    FIVE      TEN       ONE     THREE
                                                                                YEAR    YEARS    YEARS    YEARS      YEAR    YEARS
Class A......................................................................   $  60    $85     $ 112    $ 190      $62     $ 93
Class B
  Assuming redemption at end of period.......................................   $  70    $92     $ 127    $ 203      $73     $100
Class B
  Assuming no redemption at end of period....................................   $  20    $62     $ 107    $ 203      $23     $ 70
Class C
  Assuming redemption at end of period.......................................   $  30    $62     $ 107    $ 232      $33     $ 70
Class C
  Assuming no redemption at end of period....................................   $  20    $62     $ 107    $ 232      $23     $ 70

                                                                                                  EVERGREEN FOUNDATION FUND
                                                                                                          PRO-FORMA
                                                                                              ONE      THREE     FIVE       TEN
                                                                                              YEAR     YEARS     YEARS     YEARS
Class A....................................................................................   $60       $85      $ 112     $ 190
Class B
  Assuming redemption at end of period.....................................................   $70       $92      $ 127     $ 203
Class B
  Assuming no redemption at end of period..................................................   $20       $62      $ 107     $ 203
Class C
  Assuming redemption at end of period.....................................................   $30       $62      $ 107     $ 232
Class C
  Assuming no redemption at end of period..................................................   $20       $62      $ 107     $ 232

     The purpose of the foregoing examples is to assist a Keystone Balanced Fund shareholder in understanding the various costs and expenses that an investor in the Evergreen Foundation Fund as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in the Keystone Balanced Fund. These examples should not be considered a representation of past or future expenses or annual returns. Actual expenses may be greater or less than those shown. Moreover, while the examples assume a 5% annual return, a Fund's actual performance will vary and may result in actual returns greater or less than 5%.

                                    SUMMARY


     THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PROSPECTUS OF THE EVERGREEN FOUNDATION FUND DATED MAY 1, 1997 AND THE PROSPECTUS OF THE KEYSTONE BALANCED FUND DATED AUGUST 16, 1996, AS SUPPLEMENTED JANUARY 1, 1997 (WHICH ARE INCORPORATED HEREIN BY REFERENCE) AND THE PLAN, A FORM OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A.


PROPOSED PLAN OF REORGANIZATION


     The Plan provides for the transfer of all of the assets of the Keystone Balanced Fund in exchange for shares of the Evergreen Foundation Fund and the assumption by the Evergreen Foundation Fund of certain identified liabilities of the Keystone Balanced Fund. (The Keystone Balanced Fund and the Evergreen Foundation Fund each may also be referred to in this Prospectus/Proxy Statement as a "Fund" and together, as the "Funds.") The Plan also calls for the distribution of shares of the Evergreen Foundation Fund to Keystone Balanced Fund shareholders in liquidation of the Keystone Balanced Fund as part of the Reorganization. As a result of the Reorganization, the shareholders of the Keystone Balanced Fund will become the owners of that number of full and fractional Corresponding Shares of Evergreen Foundation Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Keystone Balanced Fund as of the close of business immediately prior to the date that the Keystone Balanced Fund's assets are exchanged for shares of the Evergreen Foundation Fund.



     The Trustees of the Keystone Balanced Fund, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of the Keystone Balanced Fund and that the interests of the shareholders of the Keystone Balanced Fund will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of Keystone Balanced Fund's shareholders.


     THE BOARD OF TRUSTEES OF THE KEYSTONE BALANCED FUND RECOMMENDS APPROVAL BY SHAREHOLDERS OF THE KEYSTONE BALANCED FUND OF THE PLAN EFFECTING THE REORGANIZATION.


     The Trustees of the Evergreen Foundation Trust have also approved the Plan, and accordingly, the Evergreen Foundation Fund's participation in the Reorganization.



     Approval of the Reorganization on the part of the Keystone Balanced Fund will require the affirmative vote of a majority of the shares present and entitled to vote, with all classes voting together as a single class, at a meeting at which a quorum is present. A majority of the outstanding shares of the Fund, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting." The Reorganization is scheduled to take place on or about July 18, 1997.


     If the shareholders of the Keystone Balanced Fund do not vote to approve the Reorganization, the Trustees of the Keystone Balanced Fund will consider other possible courses of action in the best interests of shareholders.

TAX CONSEQUENCES


     Prior to or at the completion of the Reorganization, the Keystone Balanced Fund will have received an opinion of counsel that the Reorganization has been structured so that no gain or loss will be recognized by the Keystone Balanced Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of the Evergreen Foundation Fund in the Reorganization. The holding period and aggregate tax basis of the Corresponding Shares of the Evergreen Foundation Fund that are received by Keystone Balanced Fund shareholders will be the same as the holding period and aggregate tax basis of shares of the Keystone Balanced Fund previously held by such shareholders, provided that shares of the Keystone Balanced Fund are held as capital assets. In addition, the holding period and tax basis of the assets of the Keystone Balanced Fund in the hands of the Evergreen Foundation Fund as a result of the Reorganization will be the same as in the hands of the Keystone Balanced Fund immediately prior to the Reorganization and no gain or loss will be recognized by the Evergreen Foundation Fund upon the receipt of the assets of the Keystone Balanced Fund in exchange for shares of the Evergreen Foundation Fund and the assumption by the Evergreen Foundation Fund of certain identified liabilities of the Keystone Balanced Fund.

INVESTMENT OBJECTIVES AND POLICIES OF THE EVERGREEN FOUNDATION FUND AND THE KEYSTONE BALANCED FUND

     The investment objective of the Evergreen Foundation Fund is to achieve, in order of priority, reasonable income, conservation of capital, and capital appreciation. The Evergreen Foundation Fund invests principally in income-producing common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. The investment objective of the Keystone Balanced Fund is to provide current income and capital appreciation consistent with the preservation of principal. In pursuing this objective, the Fund invests in a balance of equity and debt securities. Generally, the Keystone Balanced Fund purchases common and preferred stocks for growth and income and buys various debt securities for income and relative stability. See "Comparison of Investment Objectives and Policies" below.

COMPARATIVE PERFORMANCE INFORMATION OF EACH FUND


     Discussions of the manner of calculation of total return are contained in the respective Prospectus and Statement of Additional Information of the Funds. The average annual total return of the Class A, Class B and Class C shares of the Evergreen Foundation Fund for the one year period ended March 31, 1997 and for both Funds for the periods from inception through March 31, 1997 are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.



                          AVERAGE ANNUAL TOTAL RETURNS



                                                                                                      SINCE
                                                                                                    INCEPTION
                                                                                ONE YEAR ENDED     TO MARCH 31,
                                                                                MARCH 31, 1997       1997 (1)       INCEPTION DATE
Evergreen Foundation Fund
  Class A shares.............................................................         7.47%            15.16%            1/3/95
  Class B shares.............................................................         7.02%            15.69%            1/3/95
  Class C shares.............................................................        11.03%            16.73%            1/3/95
Keystone Balanced Fund (2)
  Class A shares.............................................................           NA              4.86%           8/30/96
  Class B shares.............................................................           NA              4.78%           8/30/96
  Class C shares.............................................................           NA              8.68%           8/30/96



(1) Not annualized.



(2) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the period would have been lower.



     Important information about the Evergreen Foundation Fund is also contained in management's discussion of the Evergreen Foundation Fund's performance, attached hereto as Exhibit B. This information also appears in the Evergreen Foundation Fund's most recent Annual Report.


MANAGEMENT OF THE FUNDS

     The overall management of the Evergreen Foundation Fund and of the Keystone Balanced Fund is the responsibility of, and is supervised by, their respective Board of Trustees.

INVESTMENT ADVISERS AND SUB-ADVISER


     EVERGREEN FOUNDATION FUND. Evergreen Asset Management Corp. ("Evergreen Asset") serves as investment adviser to the Evergreen Foundation Fund. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen family of mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States. The Capital Management Group of FUNB, Evergreen Asset and Keystone Investment Management Company ("Keystone") manage the Evergreen Keystone family of mutual funds with assets of approximately $29 billion as of February 28, 1997. For further information regarding Evergreen Asset, FUNB and First Union, see "Management of the Funds -- Investment Advisers" in the Prospectus of the Evergreen Foundation Fund.


     Evergreen Asset manages investments, provides various administrative services and supervises the daily business affairs of the Evergreen Foundation Fund subject to the authority of the Trustees. Evergreen Asset is entitled to receive from the

Evergreen Foundation Fund an annual fee equal to 0.875 of 1.00% of average daily net assets of the Evergreen Foundation Fund on the first $750 million in assets,
0.75 of 1.00% of average daily net assets on the next $250 million in assets, and 0.7 of 1.00% of average daily net assets in excess of $1 billion. The fee paid by the Evergreen Foundation Fund is higher than the rate paid by most other investment companies. From time to time Evergreen Asset may, at its discretion, also reduce or waive its fee or reimburse the Evergreen Foundation Fund for certain of its other expenses in order to reduce its expense ratio. Evergreen Asset may reduce or cease these voluntary waivers and reimbursements at any time.

     Evergreen Asset has entered into a sub-advisory agreement with Lieber & Company which provides that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the Evergreen Foundation Fund. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to the Evergreen Foundation Fund for the services provided by Lieber & Company. The address of both Evergreen Asset and Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.


     KEYSTONE BALANCED FUND. Keystone serves as the investment adviser for the Keystone Balanced Fund. Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund and provides all necessary office space, facilities and equipment.


     The Fund pays Keystone a fee for its services at the annual rate set forth below:

                                                                            AVERAGE AGGREGATE NET ASSET VALUE OF
ANNUAL MANAGEMENT FEE                                                              THE SHARES OF THE FUND
                                             1.5% of Gross Dividend
                                            and Interest Income plus
0.60% of the first                                                                           $ 100,000,000, plus
0.55% of the next                                                                            $ 100,000,000, plus
0.50% of the next                                                                            $ 100,000,000, plus
0.45% of the next                                                                            $ 100,000,000, plus
0.40% of the next                                                                            $ 100,000,000, plus
0.35% of the next                                                                            $ 500,000,000, plus
0.30% of the amounts over                                                                        $1,000,000,000.

PORTFOLIO MANAGEMENT

     The portfolio manager of the Evergreen Foundation Fund is Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset, and has been associated with Evergreen Asset and its predecessor since 1969. Mr. Lieber has served as the Fund's portfolio manager since its inception in January, 1990.

DISTRIBUTION OF SHARES


     Evergreen Keystone Distributor, Inc. ("EKD"), an indirect, wholly-owned subsidiary of BISYS Fund Services, acts as underwriter of both the Evergreen Foundation Fund's and Keystone Balanced Fund's shares. EKD distributes each Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. The Evergreen Foundation Fund offers four classes of shares: Class A, Class B, Class C and Class Y. The Keystone Balanced Fund offers three classes of shares: Class A, Class B and Class C. Each Class has separate distribution arrangements. See "Distribution-related and Shareholder Servicing-related Expenses" below. No Class bears the distribution expenses relating to the shares of any other Class.


     In the proposed Reorganization, shareholders of the Keystone Balanced Fund will receive the corresponding Class of shares of the Evergreen Foundation Fund which they currently hold in the Keystone Balanced Fund. The Class A, Class B and Class C shares of the Evergreen Foundation Fund have identical arrangements with respect to the imposition of initial sales charges, CDSCs and distribution and service fees as the comparable Class of shares of the Keystone Balanced Fund. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen Foundation Fund shares acquired by shareholders of the Keystone Balanced Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or CDSC as a result of the Reorganization. However, holders of Evergreen Foundation Fund shares acquired as a result of the Reorganization would continue to be subject to a CDSC upon subsequent redemptions to the same extent as if they had continued to hold their shares of the Keystone Balanced Fund.

     The following is a summary description of charges and fees for each of the different Classes of shares of both the Evergreen Foundation Fund and the Keystone Balanced Fund. More detailed descriptions of the distribution arrangements applicable to the Classes of shares are contained in the respective Evergreen Foundation Fund Prospectus and Keystone Balanced Fund Prospectus and in each Fund's respective Statement of Additional Information.

     CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to distribution-related fees.

     CLASS B SHARES. Class B shares are sold without an initial sales charge but are subject to a CDSC, which ranges from 5% to 1%, if shares are redeemed during the first six years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares issued in the Reorganization will automatically convert to Class A in accordance with the conversion schedule in effect at the time the Keystone Balanced Fund shares were originally purchased.

     Class B shares are subject to higher distribution-related fees than the corresponding Class A shares of each Fund on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

     CLASS C SHARES. Class C shares are sold without an initial sales charge but, as indicated below, are subject to distribution and shareholder servicing-related fees. Class C shares are subject to a 1% CDSC if such shares are redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares.

     The amount of the CDSCs applicable to redemptions of Class B and Class C shares are charged as a percentage of the lesser of the then current net asset value or original cost. The CDSC is deducted from the amount of the redemption and is paid to the respective Fund's distributor or its predecessor, as the case may be. Shares of each Fund acquired through dividend or distribution reinvestment are not subject to a CDSC. For purposes of determining the schedule of CDSCs, and the time of conversion to Class A shares, applicable to shares of Evergreen Foundation Fund received by Keystone Balanced Fund shareholders in the Reorganization, Evergreen Foundation Fund will treat such shares as having been sold on the date the shares of the Keystone Balanced Fund were originally purchased by the Keystone Balanced Fund shareholder. Additional information regarding the Classes of shares of each Fund is included in its respective Prospectus and Statement of Additional Information.

     DISTRIBUTION-RELATED AND SHAREHOLDER SERVICING-RELATED EXPENSES. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed .75 of 1%, in the case of the Evergreen Foundation Fund, and .25 of 1% in the case of the Keystone Balanced Fund, of average daily net assets attributable to the Class. Payments with respect to Class A shares of the Evergreen Foundation Fund are currently limited to .25 of 1% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for such Fund by the Trustees without shareholder approval.

     Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which the Class may pay for distribution-related and shareholder servicing-related expenses at an annual rate which may not exceed 1% of average daily net assets attributable to the Class.

     The Class B and Class C Rule 12b-1 plans provide for the payment in respect of "shareholder services" at an annual rate which may not exceed .25 of 1% (making total Rule 12b-1 fees for Class B and Class C shares payable at a maximum annual rate of 1.00%). Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc., following the Reorganization the Evergreen Foundation Fund may make distribution-related and shareholder servicing-related payments with respect to Keystone Balanced Fund shares sold prior to the Reorganization, including payments to the Keystone Balanced Fund's former underwriter.

     Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectus and Statement of Additional Information.

PURCHASE AND REDEMPTION PROCEDURES

     Information concerning applicable sales charges, distribution-related fees and shareholder servicing-related fees are described above. Investments in the Funds are not insured. The minimum initial purchase requirement for each Fund is

$1,000. There is no minimum for subsequent purchases of shares of either Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectus for each Fund. The Evergreen Foundation Fund and the Keystone Balanced Fund each may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.


EXCHANGE PRIVILEGES


     Each Fund currently has identical exchange privileges. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in the Funds' respective Prospectus and Statement of Additional Information.


DIVIDEND POLICY


     Each Fund distributes its investment company taxable income quarterly and net long-term capital gains at least annually. Dividends and distributions are reinvested in additional shares of the same Class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectus of the Funds for further information concerning dividends and distributions.


     After the Reorganization, shareholders of the Keystone Balanced Fund that have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from the Evergreen Foundation Fund reinvested in shares of the Evergreen Foundation Fund. Shareholders of the Keystone Balanced Fund that have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from the Evergreen Foundation Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of the Evergreen Foundation Fund.

     Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                                     RISKS

     Since the investment objectives and policies of each Fund are substantially comparable, the risks involved in investing in each Fund's shares are similar. There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives.

     Evergreen Foundation Fund may invest up to 15% of its net assets in investments related to real estate, including real estate investment trusts ("REITS"). Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. In addition, equity REITS may be affected by changes in the value of underlying property owned by the trusts, while mortgage REITS may be affected by the quality of credit extended. Equity and mortgage REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that the Fund could end up holding the underlying real estate.

     The Keystone Balanced Fund may invest up to 35% of its total assets in securities which are rated below investment grade, commonly known as junk bonds. Investments in junk bonds are subject to greater risk of loss of principal and interest. In addition, the Keystone Balanced Fund may invest up to 35% of its assets in foreign securities. Securities of foreign issuers generally entail more risk than those of domestic issuers. The Evergreen Foundation Fund does not invest in securities rated lower than A by Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P"), a division of McGraw-Hill Companies, Inc., and does not invest in foreign securities.

                         REASONS FOR THE REORGANIZATION

     At a regular meeting held on March 12, 1997, the Board of Trustees of the Keystone Balanced Fund considered and approved the Reorganization as in the best interests of the Fund and its shareholders and determined that the interests of the existing shareholders of the Keystone Balanced Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

     In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between the Evergreen Foundation Fund and the Keystone Balanced Fund. Specifically, the Evergreen Foundation Fund and the Keystone Balanced Fund have substantially similar investment objectives and policies, and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon a reorganization with another Evergreen Keystone mutual fund with a greater level of assets. As of February 28, 1997, the Evergreen Foundation Fund's assets were approximately $1.69 billion and the Keystone Balanced Fund's assets were approximately $7.9 million.

     In addition, assuming that an alternative to the Reorganization would be to propose that the Keystone Balanced Fund continue its existence, the Keystone Balanced Fund would be offered through common distribution channels with the substantially identical Evergreen Foundation Fund. The Keystone Balanced Fund would also have to bear the cost of maintaining its separate existence. Keystone and Evergreen Asset believe that the prospect of dividing the resources of the Evergreen Keystone mutual fund organization between two substantially identical funds could result in the Keystone Balanced Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, both Keystone and Evergreen Asset believe that the proposed Reorganization would be in the best interest of each Fund and its shareholders.


     The Board of Trustees of the Keystone Balanced Fund met and considered the recommendation of Keystone and Evergreen Asset, and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholder interests; (iii) expense ratios, fees and expenses of the Keystone Balanced Fund and the Evergreen Foundation Fund; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies; (vi) service features available to shareholders in the respective Funds; (vii) the investment experience, expertise and resources of Evergreen Asset; (viii) the fact that FUNB will bear the expenses incurred by the Keystone Balanced Fund in connection with the Reorganization; (ix) the fact that the Evergreen Foundation Fund will assume certain identified liabilities of the Keystone Balanced Fund; and (x) the expected federal income tax consequences of the Reorganization.


     The Trustees also considered the benefits to be derived by shareholders of the Keystone Balanced Fund from the sale of its assets to the Evergreen Foundation Fund. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation by shareholders of the Keystone Balanced Fund in the combined fund. In addition, the Trustees considered that there are alternatives available to shareholders of the Keystone Balanced Fund, including the ability to redeem their shares, as well as the option to vote against the Reorganization.


     During their consideration of the Reorganization, the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of the Evergreen Foundation Trust also concluded at a regular meeting on March 11, 1997 that the proposed Reorganization would be in the best interests of shareholders of the Evergreen Foundation Fund and that the interests of the shareholders of the Evergreen Foundation Fund will not be diluted as a result of the transactions contemplated by the Reorganization.


     THE TRUSTEES OF THE KEYSTONE BALANCED FUND RECOMMEND THAT THE SHAREHOLDERS OF THE KEYSTONE BALANCED FUND APPROVE THE PROPOSED REORGANIZATION.

AGREEMENT AND PLAN OF REORGANIZATION

     The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).


     The Plan provides that the Evergreen Foundation Fund will acquire all of the assets of the Keystone Balanced Fund in exchange for shares of the Evergreen Foundation Fund and the assumption by the Evergreen Foundation Fund of certain identified liabilities of the Keystone Balanced Fund on or about July 18, 1997 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, the Keystone Balanced Fund will endeavor to discharge all of its known liabilities and obligations. The Evergreen Foundation Fund will not assume any liabilities or obligations of the Keystone Balanced Fund other than those reflected in an unaudited statement of assets and liabilities of the Keystone Balanced Fund prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The Evergreen Foundation Fund will provide the Trustees of the Keystone Balanced Fund with certain indemnifications as set forth in the Plan. The number of full and fractional shares of each Class of the Evergreen Foundation Fund to be received by the shareholders of the Keystone Balanced Fund will be determined by dividing the value of the assets of the Keystone Balanced Fund to be acquired by the ratio of the net asset value per share of each respective Class of the Evergreen Foundation Fund and each Class of the Keystone Balanced Fund, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each Class will be determined by dividing assets, less liabilities, in each case attributable to the respective Class, by the total number of outstanding shares.


     State Street Bank and Trust Company, the custodian for both Funds, will compute the value of the Funds' respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the Evergreen Foundation Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such rule by the SEC's Division of Investment Management.

     At or prior to the Closing Date, the Keystone Balanced Fund shall have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Keystone Balanced Fund's shareholders (in shares of the Keystone Balanced Fund, or in cash, as the shareholder has previously elected) all of the Keystone Balanced Fund's investment company taxable income for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable years ending on or prior to the Closing Date (after reductions for any capital loss carry forward).

     As soon after the Closing Date as conveniently practicable, the Keystone Balanced Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional Corresponding Shares of the Evergreen Foundation Fund received by the Keystone Balanced Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Keystone Balanced Fund's shareholders on the share records of the Evergreen Foundation Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional Corresponding Shares of the Evergreen Foundation Fund due to the Keystone Balanced Fund's shareholders. All issued and outstanding shares of the Keystone Balanced Fund, including those represented by certificates, will be canceled. The Evergreen Foundation Fund does not issue share certificates to shareholders. The shares of the Evergreen Foundation Fund to be issued will have no preemptive or conversion rights. After such distribution and the winding up of its affairs, the Keystone Balanced Fund will be terminated. In connection with such termination, the Keystone Balanced Fund will file with the SEC an application for deregistration as a registered investment company.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by the Keystone Balanced Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of the Keystone Balanced Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of the Keystone Balanced Fund and the Evergreen Foundation Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     The expenses of the Keystone Balanced Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) and the expenses of the Evergreen Foundation Fund will be borne by FUNB whether or not the Reorganization is consummated.

     If the Reorganization is not approved by shareholders of the Keystone Balanced Fund, the Board of Trustees of the Keystone Balanced Fund will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, the Keystone Balanced Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:


     (1) The transfer of all of the assets of the Keystone Balanced Fund solely in exchange for shares of the Evergreen Foundation Fund and the assumption by the Evergreen Foundation Fund of certain identified liabilities, followed by the distribution of the Evergreen Foundation Fund's shares by the Keystone Balanced Fund in dissolution and liquidation of the Keystone Balanced Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and the Evergreen Foundation Fund and the Keystone Balanced Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;



     (2) No gain or loss will be recognized by the Keystone Balanced Fund on the transfer of all of its assets to the Evergreen Foundation Fund solely in exchange for the Evergreen Foundation Fund's shares and the assumption by the Evergreen Foundation Fund of certain identified liabilities of the Keystone Balanced Fund or upon the distribution of the Evergreen Foundation Fund's shares to the Keystone Balanced Fund's shareholders in exchange for their shares of the Keystone Balanced Fund;


     (3) The tax basis of the assets transferred will be the same to the Evergreen Foundation Fund as the tax basis of such assets to the Keystone Balanced Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the Evergreen Foundation Fund will include the period during which the assets were held by the Keystone Balanced Fund;


     (4) No gain or loss will be recognized by the Evergreen Foundation Fund upon the receipt of the assets from the Keystone Balanced Fund solely in exchange for the shares of the Evergreen Foundation Fund and the assumption by the Evergreen Foundation Fund of certain identified liabilities of the Keystone Balanced Fund;


     (5) No gain or loss will be recognized by the Keystone Balanced Fund's shareholders upon the issuance of the shares of the Evergreen Foundation Fund to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of the Keystone Balanced Fund; and

     (6) The aggregate tax basis of the shares of the Evergreen Foundation Fund, including any fractional shares, received by each of the shareholders of the Keystone Balanced Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Keystone Balanced Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of the Evergreen Foundation Fund, including fractional shares, received by each such shareholder will include the period during which the shares of the Keystone Balanced Fund exchanged therefor were held by such shareholder (provided that the shares of the Keystone Balanced Fund were held as a capital asset on the date of the Reorganization).

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, each Keystone Balanced Fund shareholder would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Keystone Balanced Fund shares and the fair market value of the Evergreen Foundation Fund shares he or she received. Shareholders of the Keystone Balanced Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Keystone Balanced Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

     It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of the Evergreen Foundation Fund.

PRO-FORMA CAPITALIZATION

     The following table sets forth the capitalization of the Evergreen Foundation Fund and the Keystone Balanced Fund as of February 28, 1997 and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.67, 0.67, and 0.67 Class A, Class B and Class C shares, respectively, of the Evergreen Foundation Fund issued for each Class A, Class B and Class C share, respectively, of the Keystone Balanced Fund.

   CAPITALIZATION OF THE EVERGREEN FOUNDATION FUND AND KEYSTONE BALANCED FUND


                                                                                                                 EVERGREEN
                                                                                               EVERGREEN         FOUNDATION
                                                                              KEYSTONE         FOUNDATION        FUND AFTER
                                                                            BALANCED FUND         FUND         REORGANIZATION
Net Assets
Class A..................................................................    $ 2,010,871     $  224,640,677    $  226,651,548
Class B..................................................................    $ 5,480,475     $  610,544,128    $  616,024,603
Class C..................................................................    $   373,158     $   28,239,270    $   28,612,428
Class Y..................................................................    $         0     $  824,922,775    $  824,922,775
  Total..................................................................    $ 7,864,504     $1,688,346,850    $1,696,211,354

Net Asset Value Per Share
Class A..................................................................    $     11.09     $        16.64    $        16.64
Class B..................................................................    $     11.10     $        16.56    $        16.56
Class C..................................................................    $     11.09     $        16.56    $        16.56
Class Y..................................................................            N/A     $        16.67    $        16.67

Shares Outstanding
Class A..................................................................        181,380         13,497,224        13,618,070
Class B..................................................................        493,795         36,865,092        37,196,038
Class C..................................................................         33,656          1,705,646         1,728,180
Class Y..................................................................              0         49,490,163        49,490,163
  Total..................................................................        708,831        101,558,125       102,032,451


     The table set forth above should not be relied on to reflect the number of shares to be received by Keystone Balanced Fund shareholders in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

SHAREHOLDER INFORMATION

     As of May 2, 1997 (the "Record Date"), there were the following number of each Class of shares of beneficial interest of the Keystone Balanced Fund and the Evergreen Foundation Fund outstanding:


                                                                                                  EVERGREEN         KEYSTONE
CLASS OF SHARES                                                                                FOUNDATION FUND    BALANCED FUND
Class A.....................................................................................      13,664,055         167,978
Class B.....................................................................................      38,629,716         468,433
Class C.....................................................................................       1,722,656          57,567
Class Y.....................................................................................      49,735,226               0
All Classes.................................................................................     103,751,653         693,978

     As of the Record Date, the officers and Trustees of the Keystone Balanced Fund beneficially owned as a group less than 1% of the outstanding shares of the Keystone Balanced Fund. To the Keystone Balanced Fund's knowledge, the following persons owned beneficially or of record more than 5% of the Keystone Balanced Fund's total outstanding shares as of the Record Date:



                                                                                                                    PERCENTAGE OF
                                                                                                PERCENTAGE OF       TOTAL SHARES
                                                                                  NUMBER OF      CLASS BEFORE     OUTSTANDING AFTER
NAME AND ADDRESS                                                         CLASS      SHARES      REORGANIZATION     REORGANIZATION

Leroy E. Sipe                                                              A      15,286.156          9.10%               *
  232 Calvary Church Rd.
  Wrightsville, PA 17368-9518

Southwest Securities, Inc.                                                 B      29,748.675          6.35%               *
  FBO Kirby P. Walker, DDS
  P.O. Box 509002
  Dallas, TX 75250

MLPF&S for the sole benefit of its customers                               C      17,116.000         29.73%               *
  Attn: Fund Administration
  4800 Deer Lake Dr. E, 3rd Floor
  Jacksonville, FL 32246-6484

Irwin D. Kistler & I. Daniel Kistler Jt-Ten                                C       9,083.610         15.78%               *
  162 Woodbine
  Shaverton, PA 18708

Technisonic Research Ttee                                                  C       5,611.448          9.75%               *
  Technisonic Rsrc in Pft Shrin
  777 Commerce Drive
  Fairfield, CT 06432

Ernst & Co.                                                                C       3,822.478          6.64%               *
  117-00059-10
  Attn: Mutual Funds
  1 Battery Park Plaza
  New York, NY 10004-1405

MC Cloud Market Inc.                                                       C       3,235.497          5.62%               *
  Profit Sharing Plan
  P.O. Box 1710
  McCloud, CA 96057-1710

John Vranna                                                                C       3,000.000          5.21%               *
  Elaine Vranna Jt Wros
  3985 Country Park Dr.
  Roseville, CA 95661-5959



* Less than 1.00%.

     As of the Record Date, the officers and Trustees of the Evergreen Foundation Trust beneficially owned as a group less than 1% of the outstanding shares of the Evergreen Foundation Fund. To the Evergreen Foundation Fund's knowledge, the following persons owned beneficially or of record more than 5% of the Evergreen Foundation Fund's total outstanding shares as of the Record Date:



                                                                                                                   PERCENTAGE OF
                                                                                               PERCENTAGE OF       TOTAL SHARES
                                                                               NUMBER OF        CLASS BEFORE     OUTSTANDING AFTER
NAME AND ADDRESS                                                    CLASS        SHARES        REORGANIZATION     REORGANIZATION

Charles Schwab & Co. Inc.                                             A       1,009,279.881          7.38%              7.33%
  Special Custody Account for the
  Exclusive Benefit of Customers
  Reinvest Account Mut Fds Dept.
  101 Montgomery Street
  San Francisco, CA 94104-4122

Charles Schwab & Co. Inc.                                             Y       3,423,007.116          6.88%              6.88%
  Special Custody Account for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

First Union National Bank/EB/INT                                      Y       4,705,837.008          9.46%              9.46%
  Cash Account
  Attn: Trust Operations Fund Group
  401 S. Tryon Street
  3rd Floor, CMG 1151
  Charlotte, NC 28202-1911

First Union National Bank/EB/INT                                      Y      16,133,805.771         32.44%             32.44%
  Reinvest Account
  Attn: Trust Operations Fund Group
  401 S. Tryon Street
  3rd Floor, CMG 1151
  Charlotte, NC 28202-1911

Mac & Co.                                                             Y       6,574,921.304         13.22%             13.22%
  Aetna Retirement Services
  Central Valuation Unit
  Attn: Mutual Funds Operations
  P.O. Box 3198
  Pittsburgh, PA 15230-3198

Merrill Lynch                                                         C         380,958.000         22.11%             21.63%
  Trade House Account-AID
  Private Client Group
  Attn: Book Entry
  4800 Deer Lake Dr. East 3rd Fl.
  Jacksonville, FL 32246-6464


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


     The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectus and Statement of Additional Information of the Funds. The investment objectives, policies and restrictions of the Evergreen Foundation Fund can be found in the Prospectus of the Evergreen Foundation Fund under the caption "Investment Objectives and Policies." The Evergreen Foundation Fund's Prospectus also offers additional funds advised by Evergreen Asset or the Capital Management Group of FUNB. These additional funds are not involved in the Reorganization, their investment objectives, policies and restrictions are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objectives, policies and restrictions of the Keystone Balanced Fund can be found in the Prospectus of the Keystone Balanced Fund under the caption "Investment Objective and Policies."

     The investment objectives of the Evergreen Foundation Fund, in order of priority, are reasonable income, conservation of capital and capital appreciation. The Evergreen Foundation Fund's investment objective is a fundamental policy which cannot be changed without shareholder approval. The Fund seeks to achieve its objectives by investing in a combination of common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, corporate and U. S. Government debt obligations, and short-term debt instruments, such as commercial paper. The Fund's common stock investments will include those that (at the time of purchase) pay dividends and in the view of the Fund's investment adviser have potential for capital enhancement. Under normal circumstances, the Fund anticipates that at least 25% of its net assets will consist of fixed income securities. The balance will be invested in equity securities (including securities convertible into equity securities).

     The Keystone Balanced Fund seeks to provide current income and capital appreciation consistent with the preservation of principal. The Keystone Balanced Fund's objective is fundamental and cannot be changed without shareholder approval. To achieve its objective, the Keystone Balanced Fund invests in a balance of equity and debt securities. Generally, the Fund purchases common and preferred stocks for growth and income and buys various debt securities for income and relative stability. Keystone allocates the Fund's assets in accordance with its assessment of economic conditions and investment opportunities. Under normal market conditions, the Fund will invest a majority of its assets in equity securities. The Fund will always maintain, however, at least 25% of its total assets in fixed income securities.

     Both the Evergreen Foundation Fund and Keystone Balanced Fund may invest in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fixed income portion of the Evergreen Foundation Fund's portfolio may also include: (i) corporate obligations rated no lower than A by Moody's or S&P; (ii) obligations of banks or banking institutions having total assets of more than $2 billion which are members of the Federal Deposit Insurance Corporation; and (iii) commercial paper of high quality (rated no lower than A-2 by S&P or Prime-2 by Moody's or, if not rated, issued by companies which have an outstanding long-term debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's).

     In comparison, a minimum of 50% of the Keystone Balanced Fund's investments in debt securities must be rated investment grade or higher, i.e., debt securities rated at least Baa by Moody's or at least BBB by S&P or, if unrated, deemed by Keystone to be of comparable quality. Conversely, subject to the Fund's general limitations on below-investment grade debt securities, 50% of the Fund's investments in debt securities could, from time to time, consist of below-investment grade debt securities.

     If any security invested in by either of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

     The Keystone Balanced Fund may invest from 5% to 35% of its total assets in below-investment grade debt securities. The Fund will not invest in debt securities rated below B by either rating agency, or, if unrated, deemed by Keystone to be of comparable quality. Compared to investment grade bonds, lower rated bonds usually produce higher yields and involve higher risks. Below-investment grade bonds are considered predominantly speculative and may be subject to greater price volatility and greater risk of default. Either of these factors can adversely affect the Fund's return and share price.

     In contrast to the Evergreen Foundation Fund which does not invest in foreign securities, the Keystone Balanced Fund may invest up to 35% of its assets in foreign securities. Securities of foreign issuers generally entail more risk than those of domestic issuers. Fluctuations in foreign exchange rates impose an additional level of risk, possibly affecting the value of the Fund's foreign investments and earnings, as well as gains and losses realized through trades, and the unrealized appreciation or depreciation of investments. The Fund may also incur costs when it shifts assets from one country to another. Investing in securities of issuers located in emerging market countries involves additional risks.

     The characteristics of each investment policy and the associated risks are described in the Prospectus and Statement of Additional Information of each Fund. Both the Evergreen Foundation Fund and the Keystone Balanced Fund have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional Information of each Fund.

                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

     The Keystone Balanced Fund and the Evergreen Foundation Trust are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Each is organized as a Massachusetts business trust and is governed by a Declaration of Trust, By-Laws and Board of Trustees. Both are also governed by applicable Massachusetts and Federal law. The Evergreen Foundation Fund is a series of Evergreen Foundation Trust.

CAPITALIZATION


     The beneficial interests in the Evergreen Foundation Fund are represented by an unlimited number of transferable shares of beneficial interest with a $.0001 par value per share. The beneficial interests in the Keystone Balanced Fund are represented by an unlimited number of transferable shares of beneficial interest with no par value. The respective Declaration of Trust under which each Fund has been established permits the respective Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares have equal voting rights with respect to matters affecting shareholders of all classes of each Fund, and in the case of the Evergreen Foundation Fund, each series of the Evergreen Foundation Trust, and represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Keystone Balanced Fund's Trustees or Evergreen Foundation Trust's Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval or amendments of Rule 12b-1 distribution plans that affect only their particular class and, in the case of the Evergreen Foundation Fund, which is a series of the Evergreen Foundation Trust, by series as to matters, such as approval or amendments of investment advisory agreements or proposed reorganizations, that affect only their particular series.


SHAREHOLDER LIABILITY


     Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the respective Declaration of Trust under which the Funds were established disclaims shareholder liability for acts or obligations of the series and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declarations of Trust provide for indemnification out of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.


SHAREHOLDER MEETINGS AND VOTING RIGHTS


     Neither the Keystone Balanced Fund nor Evergreen Foundation Trust, on behalf of the Evergreen Foundation Fund or any of its other series, is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Evergreen Foundation Trust and the Keystone Balanced Fund currently do not intend to hold regular shareholder meetings. Neither permits cumulative voting. A majority of shares outstanding and entitled to vote on a matter constitutes a quorum for consideration of such matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).


LIQUIDATION OR DISSOLUTION

     In the event of the liquidation of a Fund the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of the Fund.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

     The Declaration of Trust of the Evergreen Foundation Trust provides that no Trustee or officer shall be liable to the Fund or to any shareholder, Trustee, officer, employee or agent of the Fund for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The By-laws of Evergreen Foundation Trust provide that present and former Trustees or officers are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Fund unless, in the case of any liability to the Fund or its shareholders, it shall have been determined that such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

     The Declaration of Trust of the Keystone Balanced Fund provides that a Trustee will not be liable for errors of judgment or mistake of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office. The Declaration of Trust provides that a Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Keystone Balanced Fund, unless such Trustee or officer shall have been adjudicated to have acted with bad faith, willful misfeasance, or gross negligence, or in reckless disregard of his or her duties, or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Keystone Balanced Fund, or, in the event of settlement, unless there has been a determination that such Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

RIGHTS OF INSPECTION

     Shareholders of the respective Funds have the same right to inspect in Massachusetts the governing documents, records of meetings of shareholders, shareholder lists, share transfer records, accounts and books of the Fund as are permitted shareholders of a corporation under the Massachusetts corporation law. The purpose of inspection must be for interests of shareholders relative to the affairs of the Fund.

     The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such respective Declarations of Trust, By-Laws, and Massachusetts law directly for more complete information.

                             ADDITIONAL INFORMATION


     EVERGREEN FOUNDATION FUND. Information concerning the operation and management of the Evergreen Foundation Fund is incorporated herein by reference from the Prospectus dated May 1, 1997, a copy of which is enclosed, and Statement of Additional Information dated May 1, 1997. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Evergreen Foundation Fund, at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.


     KEYSTONE BALANCED FUND. Information about the Keystone Balanced Fund is included in its current Prospectus dated August 16, 1996, as supplemented January 1, 1997, and in the Statement of Additional Information of the same date that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectus, Statement of Additional Information, and the Fund's Semi-Annual Report dated December 31, 1996, are available upon request and without charge by writing to the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

     The Evergreen Foundation Trust and the Keystone Balanced Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                   VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of the Keystone Balanced Fund to be used at the Special Meeting of Shareholders to be held at 3:00 p.m., June 30, 1997, at the offices of the Keystone Balanced Fund, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof.

This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders on or about May 16, 1997. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve the Plan. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Keystone Balanced Fund, 200 Berkeley Street, Boston, Massachusetts 02116. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.


     Approval of the Plan will require the affirmative vote of a majority of the shares present and entitled to vote, with all classes voting together as a single class. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

     Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or Keystone, their affiliates or other representatives of the Keystone Balanced Fund (who will not be paid for their solicitation activities). Corporate Investors Communications, Inc. ("CIC") has been engaged by the Keystone Balanced Fund to assist in soliciting proxies, and may contact certain shareholders of the Keystone Balanced Fund over the telephone. Shareholders that are contacted by CIC may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. The Keystone Balanced Fund believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. The Keystone Balanced Fund has received an opinion of Sullivan & Worcester LLP that addresses the validity, under the applicable law of the Commonwealth of Massachusetts, of a proxy given orally. The opinion concludes that a Massachusetts court would find that there is no Massachusetts law or Massachusetts public policy against the acceptance of proxies signed by an orally-authorized agent.


     In all cases where a telephonic proxy is solicited, the CIC representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information provided to CIC by the transfer agent to the Keystone Balanced Fund, then the CIC representative will explain the process, read the proposals listed on the proxy card and ask for your instructions on each proposal. The CIC representative, although he or she will answer questions about the process, will not recommend to the shareholder how he or she should vote, other than to read any recommendations set forth in the proxy statement. Within 72 hours, CIC will send you a letter or mailgram to confirm your vote and ask you to call immediately if your instructions are not correctly reflected in the confirmation.


     If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable.

     In the event that sufficient votes to approve the Reorganization are not received by June 30, 1997, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of the Keystone Balanced Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of the Evergreen Foundation Fund which they receive in the transaction at their then-current net asset value subject to any applicable CDSC. Shares of the Keystone Balanced Fund may be redeemed at any time prior to the consummation of the Reorganization. Keystone Balanced Fund shareholders may wish to consult their tax advisers as to any differing consequences of redeeming Keystone Balanced Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

     The Keystone Balanced Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Keystone Balanced Fund at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Keystone Balanced Fund in a reasonable period of time prior to any such meeting.

     The votes of the shareholders of the Evergreen Foundation Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Keystone Balanced Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS


     The financial statements of the Keystone Balanced Fund as of June 30, 1996 (audited) and December 31, 1996 (unaudited), and the financial highlights for the periods indicated therein, have been incorporated by reference into this Prospectus/Proxy Statement. The financial statements as of June 30, 1996 and the financial highlights for the periods indicated therein have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


     The financial statements of the Evergreen Foundation Fund as of December 31, 1996 and the financial highlights for the periods indicated therein have been incorporated by reference into or included in this Prospectus/Proxy Statement in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in auditing and accounting.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of the Evergreen Foundation Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                 OTHER BUSINESS

     The Trustees of the Keystone Balanced Fund do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

     THE BOARD OF TRUSTEES OF THE KEYSTONE BALANCED FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF THE PLAN AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


May 16, 1997

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of April, 1997, by and between Evergreen Foundation Trust, a Massachusetts business trust, with its principal place of business at 2500 Westchester Avenue, Purchase, New York 10577, with respect to its Evergreen Foundation Fund series (the "Acquiring Fund"), and Keystone Balanced Fund II, a Massachusetts business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, with respect to its Keystone Balanced Fund II series (the "Selling Fund").



     This Agreement is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 (a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B and Class C shares of beneficial interest, $.0001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; (iii) and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


     WHEREAS, the Selling Fund and the Acquiring Fund are a registered investment company and a separate investment series of an open-end, registered investment company of the management type, respectively, and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;


     WHEREAS, the Trustees of the Evergreen Foundation Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;



     WHEREAS, the Trustees of the Keystone Balanced Fund II have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;


     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                LIABILITIES AND LIQUIDATION OF THE SELLING FUND


     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").


     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and futures interests and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a statement of the Acquiring Fund's investment objectives, policies, and restrictions and a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.


     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Except as specifically provided in this paragraph 1.3, the Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not, except as specifically provided in this paragraph 1.3, assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees with the Selling Fund and each Trustee of the Selling Fund: (i) to indemnify each Trustee of the Selling Fund against all liabilities and expenses referred to in the indemnification provisions of the Selling Fund's Declaration of Trust and By-Laws, to the extent provided therein, incurred by any Trustee of the Selling Fund; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee of the Selling Fund against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Selling Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Selling Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.


     In addition, upon completion of the Reorganization for purposes of calculating the maximum amount permitted to be charged to the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 minus the amount of the sales charges paid or accrued (including asset based sales charges), plus permitted interest ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap existing immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization.

     1.4 LIQUIDATION AND DISTRIBUTION. On or soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                   VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Evergreen Foundation Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Evergreen Foundation Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE


     3.1 CLOSING DATE. The Closing (the "Closing") shall take place on July 18, 1997 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.


     3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable Federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Keystone Service Company, as transfer agent for the Selling Fund as of the Closing Date ("EKSC"), shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause EKSC, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Keystone Balanced Fund II, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

          (a) The Selling Fund is the sole investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.


          (b) The Selling Fund is the sole investment series of a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.


          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in a violation of any provision of the Keystone Balanced Fund II's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (g) The financial statements of the Selling Fund at December 31, 1996 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

          (h) Since December 31, 1996, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) At the Closing Date, all Federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

          (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling
     Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
     3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

          (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

          (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

          (o) The proxy statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7) (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

          (a) The Acquiring Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

          (b) The Acquiring Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Evergreen Foundation Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The financial statements of the Acquiring Fund at December 31, 1996 have been audited by KPMG Peat Marwick LLP, certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

          (g) Since December 31, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

          (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all Federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

          (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund).

          (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

          (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date. It being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 APPROVAL OF SHAREHOLDERS. The Keystone Balanced Fund II will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for Federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Keystone Balanced Fund II's President, its Treasurer, and its independent auditors.

     5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Evergreen Foundation Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b) The Acquiring Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund), and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

          (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Keystone Balanced Fund II's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Keystone Balanced Fund II.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

          (a) The Selling Fund is the sole investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b) The Selling Fund is the sole investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                  ARTICLE VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                      ACQUIRING FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Keystone Balanced Fund II's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action"positions of and exemptive orders from such Federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

     8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP, addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for Federal income tax purposes:


          (a) The transfer of substantially all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.



          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund.

          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.


          (d) No gain or loss will be recognized by Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

          (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

          (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

     8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that

          (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


          (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and



          (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or to written estimates by Selling Fund's management and were found to be mathematically correct.


     In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

     8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that

          (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


          (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and



          (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Acquiring Fund or to written estimates by each Fund's management and were found to be mathematically correct.

     8.9 The Acquiring Fund and the Selling Fund shall also have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund and the Selling Fund, dated on the Closing Date in form and substance satisfactory to the Funds, setting forth the Federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of substantially all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank of North Carolina. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement;
(b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation cost of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own Federal and state registration fees.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES


     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.


     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because

          (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, Evergreen Foundation Trust, the Keystone Balanced Fund II, or their respective Trustees or officers, to the other party or its Trustees or officers.

                                     ARTICLE XII

                                     AMENDMENTS

          This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Keystone Balanced Fund II pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                    ARTICLE XIII

                 HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                               LIMITATION OF LIABILITY

          13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

          13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Evergreen Foundation Trust or the Keystone Balanced Fund II, personally, but bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of the Evergreen Foundation Trust and the Keystone Balanced Fund II. The execution and delivery of this Agreement have been authorized by the Trustees of the Keystone Balanced Fund II on behalf of the Selling Fund, and the Evergreen Foundation Trust on behalf of the Acquiring Fund and signed by authorized officers of the Keystone Balanced Fund II and the Evergreen Foundation Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Keystone Balanced Fund II and the Evergreen Foundation Trust as provided in their respective Declarations of Trust.

          IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.

                                         EVERGREEN FOUNDATION TRUST
                                         on behalf of Evergreen Foundation Fund


                                         By: /s/ John J. Pileggi
                                         Name: John J. Pileggi
                                         Title: President and Treasurer


                                         KEYSTONE BALANCED FUND II


                                         By: /s/ John J. Pileggi
                                         Name: John J. Pileggi
                                         Title: President and Treasurer

                                                                       EXHIBIT B
                          EVERGREEN FOUNDATION FUND --
                            CLASS A, B AND C SHARES
(Photo)
                              FINANCIAL HIGHLIGHTS

                                                                   CLASS A                     CLASS B              CLASS C
                                                                         JANUARY 3,                  JANUARY 3,
                                                              YEAR         1995*          YEAR         1995*          YEAR
                                                             ENDED        THROUGH        ENDED        THROUGH        ENDED
                                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                              1996          1995          1996          1995          1996
PER SHARE DATA:
Net asset value, beginning of period.....................    $15.12        $12.24        $15.07        $12.24        $15.07
Income from investment operations:
 Net investment income...................................       .50           .44           .40           .36           .40
 Net realized and unrealized gain on investments.........      1.16          3.14          1.15          3.09          1.14
   Total from investment operations......................      1.66          3.58          1.55          3.45          1.54
Less distributions to shareholders from:
 Net investment income...................................      (.50)         (.47)         (.40)         (.39)         (.40)
 Net realized gain on investments........................      (.15)         (.23)         (.15)         (.23)         (.15)
   Total distributions...................................      (.65)         (.70)         (.55)         (.62)         (.55)
Net asset value, end of period...........................    $16.13        $15.12        $16.07        $15.07        $16.06
TOTAL RETURN+............................................     11.3%         29.7%         10.5%         28.7%         10.4%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions).................      $206          $107          $570          $296           $27
Ratios to average net assets:
 Expenses................................................     1.24%         1.33%++#      1.99%         2.07%++       1.99%
 Net investment income...................................     3.39%         3.73%++#      2.64%         2.99%++       2.64%
Portfolio turnover rate..................................       10%           28%           10%           28%           10%
Average commission rate paid per share...................    $.0649           N/A        $.0649           N/A        $.0649

                                                             CLASS C
                                                            JANUARY 3,
                                                              1995*
                                                             THROUGH
                                                           DECEMBER 31,
                                                               1995
PER SHARE DATA:
Net asset value, beginning of period.....................     $12.24
Income from investment operations:
 Net investment income...................................        .34
 Net realized and unrealized gain on investments.........       3.09
   Total from investment operations......................       3.43
Less distributions to shareholders from:
 Net investment income...................................       (.37)
 Net realized gain on investments........................       (.23)
   Total distributions...................................       (.60)
Net asset value, end of period...........................     $15.07
TOTAL RETURN+............................................      28.5%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions).................        $11
Ratios to average net assets:
 Expenses................................................      2.23%++#
 Net investment income...................................      2.83%++#
Portfolio turnover rate..................................        28%
Average commission rate paid per share...................        N/A

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income to average net assets would have been the following:

                                                                                JANUARY 3, 1995*
                                                                                     THROUGH
                                                                                DECEMBER 31, 1995
                                                                               CLASS A     CLASS C
                                                                               SHARES      SHARES
Expenses...................................................................      1.34%       2.37%
Net investment income......................................................      3.72%       2.69%

                          EVERGREEN FOUNDATION FUND --
                                 CLASS Y SHARES
(Photo)
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                          1996      1995      1994      1993
PER SHARE DATA:
Net asset value, beginning of year....................................................   $15.13    $12.27    $13.12    $11.98
Income (loss) from investment operations:
 Net investment income................................................................      .54       .51       .42       .31
 Net realized and unrealized gain (loss) on investments...............................     1.16      3.07      (.57)     1.55
   Total from investment operations...................................................     1.70      3.58      (.15)     1.86
Less distributions to shareholders from:
 Net investment income................................................................     (.54)     (.49)     (.42)     (.31)
 Net realized gain on investments.....................................................     (.15)     (.23)     (.28)     (.41)
   Total distributions................................................................     (.69)     (.72)     (.70)     (.72)
Net asset value, end of year..........................................................   $16.14    $15.13    $12.27    $13.12
TOTAL RETURN+.........................................................................    11.5%     29.7%     (1.1%)    15.7%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of year (in millions)................................................     $809      $623      $332      $240
Ratios to average net assets:
 Expenses.............................................................................     .99%     1.07%     1.14%     1.20%
 Net investment income................................................................    3.64%     3.89%     3.51%     2.81%
Portfolio turnover rate...............................................................      10%       28%       33%       60%
Average commission rate paid per share................................................   $.0649       N/A       N/A       N/A

                                                                                        YEAR ENDED
                                                                                     DECEMBER 31, 1992
PER SHARE DATA:
Net asset value, beginning of year.................................................     $10.75
Income (loss) from investment operations:
 Net investment income.............................................................        .27
 Net realized and unrealized gain (loss) on investments............................       1.83
   Total from investment operations................................................       2.10
Less distributions to shareholders from:
 Net investment income.............................................................       (.24)
 Net realized gain on investments..................................................       (.63)
   Total distributions.............................................................       (.87)
Net asset value, end of year.......................................................     $11.98
TOTAL RETURN+......................................................................       20.0%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of year (in millions).............................................        $64
Ratios to average net assets:
 Expenses..........................................................................       1.40%#
 Net investment income.............................................................       2.93%#
Portfolio turnover rate............................................................        127%
Average commission rate paid per share.............................................         N/A

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, would have been the following:

                                                                                 YEAR ENDED
                                                                              DECEMBER 31, 1992
Expenses..................................................................           1.43%
Net investment income.....................................................           2.90%

                           EVERGREEN FOUNDATION FUND
(Photo)

A REPORT FROM YOUR
PORTFOLIO MANAGER
STEPHEN A. LIEBER
   In 1996, Evergreen Foundation Fund provided an 11.5%* total      (Photo of
return (Class Y, no-load shares). Since inception on January        Stephen A.
2, 1990, through December 31, 1996, the Fund (Class Y shares)       Lieber)
has provided an average annual compound return of 16.3%. The
Fund's five-year average annual compound return ended December
31, was 14.7%. The 12-month total return ended December 31, and the average annual compound return for the period since their inception on January 31, 1995, through December 31,
1996, for the Fund's Class A shares were 6.0% and 17.3%, respectively. (Please see page 31 for additional performance information.)
   Nineteen-ninety-six was an unusual year in the history of this Fund, with a substantial decline in the United States government bond market negatively affecting its performance in the first five months. During the first half of the year, the bond decline was only partially offset by a rise in the Fund's common stock portfolio. In the second half of the year, there was a major increase in the common stock portfolio and a sizable bond market recovery. For the year, common stocks drove the performance of the Fund with their total return, as a group, of 28.9%, nearly 600 basis points in excess of that of the S&P 500 Reinvested Index** which returned 23.0% for the year. The fixed income portfolio provided a 1.0% decline for the period, as compared with a 2.9% total return for the Lehman Government/Corporate Bond Index***. While aiming primarily to invest in common stocks, we did take the opportunity of an extraordinary drop in the bond market in August to purchase long-term U. S. Treasury bonds on yields as high as 7.3%, which contrasted favorably with the 6.6% available on long-term U.S. Treasuries at the year-end.
   Inflation fears led to a rising so-called "inflation premium" in the bond market, bringing the sharp decline through May. These fears were stimulated by the publication of statistics showing a rising trend of employment. While our forecasts and analysis of current trends did not suggest that inflation would increase -- which proved correct in full-year statistics -- nonetheless, we recognized that in the prevailing environment, we could best seek returns by shifting to a higher proportion of stocks in the portfolio. By year-end, the asset allocation had shifted to 56.2% in equities, 35.3% in intermediate and long-term bonds, and 8.5% in short-term cash equivalents, as compared with the beginning of the year's 42.3% in equities, 48.1% in long-term bonds, and 9.6% in short-term cash equivalents. This sizable reallocation of assets is consistent with the way the Fund has been managed since its inception. While striving to maintain a low-risk and comparatively high-yield portfolio of the highest quality bonds as a risk averse core for the Fund's investments, we also seek to provide capital appreciation primarily through investment in common stocks. FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
    CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
 ** THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY,
    TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP.
*** THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX IS AN UNMANAGED REINVESTED
    INDEX OF GOVERNMENT AND CORPORATE BONDS WITH REMAINING MATURITIES OF 1 TO 7 YEARS AND RATED SINGLE A OR HIGHER. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
                                      B-3

                           EVERGREEN FOUNDATION FUND
(Photo)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   Our strategy for the use of cash equivalents was to treat these funds as a reserve to buy common stocks in periods of market volatility, and sector or company weakness. They allowed for a quick and sizable response to the appearance of what your management considered to be bargain buying opportunities. There were three major opportunities for such purchases during the year. The first was during the sell-off in technology stocks during January. Major purchases made at that time included initiating a position in Microsoft Corp., which appreciated 64.5% by year-end, adding to a position in International Business Machines Corp. (IBM) which appreciated 36.1%, and adding to Avnet, Inc., up 34.2%. Each was viewed as a dynamic growth company which we were able to purchase on an undervalued basis. During the major decline in the summer, over fifty purchases were made for the portfolio. Here too, sizable subsequent gains were achieved. Medtronic, Inc. increased 37.0% to year-end, Cisco Systems, Inc., 28.3%, Patriot American Hospitality, Inc., 52.6%, Sunstone Hotel Investors, Inc., 32.4%, and Intel Corp., 24.2%. During the tax-loss selling period at year-end, we had further opportunities to purchase growth stocks on a value basis. Among these new positions were shares of Beneficial Corp., and KLA Instruments and the convertible preferreds of First Union Real Estate Equity & Mortgage Investments and The Home Depot, Inc.
   The strategy of buying growth stocks on a value basis provided substantial appreciation over the course of the year. The Fund's top ten holdings in terms of performance in the portfolio were: PHH Corp., +163.9%, Intel Corp., +130.0%, Intel Corp. Warrants, +102.8%, Microsoft Corp., +99.0%, Peoples Heritage Financial Group Inc., +97.1%, Starwood Lodging Trust, +90.4%, Patriot American Hospitality, Inc., +83.0%, Roadway Express, Inc. +76.0%, Cisco Systems, Inc., +72.2%, and IBM, +69.6%.
   The bottom ten performers for the year declined between 13.3% and 54.8%. Of these, Caliber Systems, Inc., (which is the resulting company after Roadway Services, Inc., spun off Roadway Express, Inc.) and eight of the ten have reversed their declines subsequent to the Fund's fiscal year-end.
   Sizable gains were taken during the year, most on partial sales of positions held. These ranged from 454.4% in the shares of Nautica Enterprises, Inc., held for a three-year and four-month period, 281.8% in shares of Guidant Corp., held over a two-year period, to 128.0% in MedPartners, Inc. (originally Caremark International Inc.), held over a three-year and nine-month period, and 108.8% in shares of PHH Corp., held over a fourteen-month period. An important factor in both realized and unrealized gains was corporate mergers and acquisitions. Typically, the Evergreen Funds, which are focused on the purchase of growth on an undervalued basis, find that a significant percentage of holdings are subsequently acquired by other corporations. The results in 1996 followed the pattern. Sixteen of the Fund's holdings received acquisition bids during the year. Gains on the acquisitions which were completed ranged up to 139.0% in the case of Baybanks, Inc., which was acquired by Bank of Boston Corp. On average for those completed, the return for the Fund was 53.2%. Financial institutions predominated, including five banks, as well as two insurance companies, two real estate companies, two health care service companies, one railroad, Conrail, Inc.; one utility, Long Island Lighting Co.; and one multiple financial service company, PHH Corp.
   While seeking companies whose undervaluation may be eventually realized through acquisition, we also concentrate research and stock selection on companies which are in the process of a corporate restructuring which will unlock values. Two major holdings purchased during the year in this category were the shares of E.I. Du Pont de Nemours & Co., Inc., purchased during market weakness in July, and Monsanto Co. We see their potential, not merely as unlocking values, but also as transitioning the companies into concentrating on their growth potentials. This is consistent with our whole "value-timing" strategy of seeking undervalued growth opportunities.
                                      B-4

                           EVERGREEN FOUNDATION FUND
(Photo)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   Entering the new year, we see the Fund as positioned for an environment of moderate economic growth with inflation held in check. The best investment returns are likely to come from companies with outstanding new products or services, the ability to generate new markets, or to reveal underlying, but hitherto obscured growth trends. We expect such equities to outperform the market. Our fixed income commitment, much reduced as a percentage from that at the beginning of the year, will continue to be subject to adjustment as business trends and underlying economic pressures materialize. We anticipate that this will be a year of much more governmental effort to achieve a long-term budget solution, which should further deflate investor inflationary expectations. The economy should continue to have limited price rises due to heightened international competition, as a consequence of the increase of the dollar versus other currencies, and of the spread of industrial capacity worldwide. Corporations will, we believe, continue to show voracious appetites for buying other companies to supplement their own growth potential, while utilizing the excess cash generated in the strong economy of the last few years to buy back their shares and, thus, provide enhanced earnings power for continuing shareholders. This is an environment which, we believe, should be favorable for the present positioning of the Fund.
   Our research and portfolio management group, and our entire staff, appreciate the confidence shown in us by the many new shareholders who have joined the Fund in 1996. We shall endeavor to equal or surpass the Fund's long-term performance.
                                      B-5

                           EVERGREEN FOUNDATION FUND

(Photo)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN FOUNDATION FUND
     The graphs below compare a $10,000 investment in the Evergreen Foundation Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 Index and Lipper Balanced Funds Average.
                              [CHARTS TO FOLLOW.]


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including investment advisory fees net of fee waiver) were deducted; and (d) all dividends and distributions were reinvested.
     The S&P 500 Index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                      B-6

                      STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                           KEYSTONE BALANCED FUND II
                              200 Berkeley Street
                          Boston, Massachusetts 02116
                                 (800) 343-2898

                        By and In Exchange For Shares of

                            EVERGREEN FOUNDATION FUND
                                  A Series of
                           Evergreen Foundation Trust
                            2500 Westchester Avenue
                            Purchase, New York 10577
                                 (800) 807-2940


     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of the Keystone Balanced Fund II (the "Keystone Balanced Fund") to Evergreen Foundation Fund (the "Evergreen Foundation Fund"), a series of the Evergreen Foundation Trust, in exchange for Class A, Class B and Class C Shares of beneficial interest, $.0001 par value per Share, of the Evergreen Foundation Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) The Statement of Additional Information of the Evergreen Foundation Fund dated May 1, 1997;

     (2) The Statement of Additional Information of the Keystone Balanced Fund dated August 16, 1996, as Supplemented January 1, 1997;

     (3) Annual Report of the Evergreen Foundation Fund for the year ended December 31, 1996; and

     (4) The Semiannual Report of the Keystone Balanced Fund dated December 31, 1996.


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy
Statement/Prospectus of the Evergreen Foundation Fund and Keystone Balanced Fund dated May 16, 1997. A copy of the Proxy Statement/Prospectus may by obtained without charge by calling or writing to the Evergreen Foundation Fund or Keystone Balanced Fund at the telephone numbers or addresses set forth above.

     The date of this Statement of Additional Information is May 16, 1997.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 1997

           THE EVERGREEN KEYSTONE GROWTH AND INCOME AND BALANCED FUNDS


                               The Evergreen Funds
             2500 Westchester Avenue, Purchase, New York 10577-2555
                                 1-800-807-2940

                               The Keystone Funds
              200 Berkeley Street, Boston, Massachusetts 02116-5034
                                 1-800-343-2898



Growth and Income Funds

Evergreen Growth and Income Fund ("Growth and Income")
Evergreen Income and Growth Fund (formerly Evergreen Total Return Fund)
    ("Income and Growth")
Evergreen Small Cap Equity Income Fund ("Small Cap")
Evergreen Utility Fund ("Utility")
Evergreen Value Fund ("Value")
Keystone Fund for Total Return ("Total Return")

Balanced Funds

Evergreen Foundation Fund ("Foundation")
Evergreen Tax Strategic Foundation Fund ("Tax Strategic")
Evergreen American Retirement Fund ("American Retirement")
Evergreen Balanced Fund ("Balanced")


This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 1997, for the Fund in which you are making or contemplating an investment. The Evergreen Keystone Growth and Income and Balanced Funds are offered through four separate prospectuses: one offering Class A, Class B and Class C shares and a separate prospectus offering Class Y shares of Growth and Income, Income and Growth, Small Cap, Utilty, Value and Total Return; and one offering Class A, Class B and Class C shares and a separate prospectus offering Class Y shares of Foundation, Tax Strategic, American Retirement and Balanced.

                                 TABLE OF CONTENTS


Investment Objectives and Policies.................................2
Investment Restrictions............................................7
Non-Fundamental Operating Policies................................15
Certain Risk Considerations.......................................16
Management........................................................17
Investment Advisers...............................................29
Distribution Plans................................................34
Allocation of Brokerage...........................................38
Additional Tax Information........................................41
Net Asset Value...................................................43
Purchase of Shares................................................45
Performance Information...........................................59
Financial Statements..............................................64
Appendix A - Description of Bond, Municipal Note
 and Commercial Paper Ratings.....................................64



                       INVESTMENT OBJECTIVES AND POLICIES
           (See also "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus)

       The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds "Investment Objectives and Policies" in the relevant Prospectus. The investment objectives are fundamental and cannot be changed without the approval of shareholders. The following expands upon the discussion in the Prospectus regarding certain investments of each Fund.

U.S. Government Securities (All Funds)

       The types of U.S. government securities in which the Funds may invest generally include direct obligations of the U.S. Treasury such as U. S. Treasury bills, notes and bonds and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

     (i)   the full faith and credit of the U.S. Treasury;

    (ii)   the issuer's right to borrow from the U.S. Treasury;

   (iii) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

    (iv)   the credit of the agency or instrumentality issuing the obligations.

       Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

     (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

     (ii)   Farmers Home Administration;

     (iii)  Federal Home Loan Banks;

       (iv)   Federal Home Loan Mortgage Corporation;

       (v)    Federal National Mortgage Association; and

       (vi)   Student Loan Marketing Association


Restricted and Illiquid Securities (All Funds)

       Each Fund may invest in restricted and illiquid securities. The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

    (i)    the frequency of trades and quotes for the security;

    (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

    (iii)  dealer undertakings to make a market in the security; and

    (iv)   the nature of the security and the nature of the marketplace trades.

       Restricted securities would generally be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable.

When-Issued and Delayed Delivery Securities
(Balanced, Tax Strategic, Utility, Value and Total Return)

       Securities puchased on a when-issued or delayed delivery basis are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Balanced, Utility and Value do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets and Tax Strategic's commitment to purchase when-issued securities will not exceed 25% of the Fund's total assets. Total Return does not intend to invest more than 5% of its net assets in when-issued or delayed delivery transactions.

Lending of Portfolio Securities (All Funds)

       Each Fund may lend its portfolio securities to generate income and to offset expenses. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.


Reverse Repurchase Agreements
(Small Cap, Utility, Value, Tax Strategic, Balanced and Total Return)

       Reverse repurchase agreements are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

       The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

       When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options and Futures Transactions (All Funds)

       Options which Balanced, Utility and Value trade must be listed on national securities exchanges.

Purchasing Put and Call Options on Financial Futures Contracts

       Balanced, Utility, Value and Total Return may purchase put and call options on financial futures contracts (in the case of Utility and Value limited to options on financial futures contracts for U.S. government securities). Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at an undetermined price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

       A Fund may purchase put and call options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the put option will increase in value. In such an event, a Fund will normally close out its option by selling an identical put option. If the hedge is successful, the proceeds received by the Fund upon the sale of the put option plus the realized gain offsets the decrease in value of the hedged securities.

       Alternately, a Fund may exercise its put option to close out the position. To do so, it would enter into a futures contract of the type underlying the option. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Purchasing Options

       Balanced, Utility, Value and Total Return may purchase both put and call options on their portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds or will be purchasing against decreases or increases in value. A Fund may purchase call and put options for the purpose of offsetting previously written call and put options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

       Balanced, Utility, Value and Total Return intend to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

       Utility and Value currently do not intend to invest more than 5% of their net assets in options transactions. Total Return will not purchase a put option if as a result of such purchase, more than 10% of its total assets would be invested in premiums for such option.

"Margin" in Futures Transactions

       Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

       A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

       Balanced will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

       Income and Growth and Growth and Income may write covered call options to a limited extent on their portfolio securities ("covered options") in an attempt to earn additional income. A Fund will write only covered call option contracts and will receive premium income from the writing of such contracts. Income and Growth and Growth and Income may purchase call options to close out a previously written call option. In order to do so, the Fund will make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. If an option is exercised, a Fund realizes a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Junk Bonds (Growth and Income and Total Return)

       Consistent with its strategy of investing in "undervalued" securities, Growth and Income may invest in lower medium and low-quality bonds also known as "junk bonds" and may also purchase bonds in default if, in the opinion of the Fund's investment adviser, there is significant potential for capital appreciation. Growth and Income, however, will not invest more than 5% of its total assets in debt securities which are rated below investment grade. These bonds are regarded as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because such events could lessen the ability of highly leveraged companies to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability to dispose of such securities.

Variable and Floating Rate Securities (Foundation)

       Foundation may invest no more than 5% of its total assets, at the time of the investment in question, in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates. Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of the Fund, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Fund is entitled to demand repayment of principal.

                               INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

       Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

       1.  Concentration of Assets in Any One Issuer

       Neither Growth and Income nor Income and Growth may invest more than 5% of their net assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

       American Retirement may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

       None of Balanced, Foundation, Small Cap, Utility, Value or Total Return may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

       Tax Strategic may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio.

       2.  Ten Percent Limitation on Securities of Any One Issuer

       None of American Retirement, Foundation, Small Cap, Growth and Income or Income and Growth may purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

       Neither Value nor Utility may purchase more than 10% of the outstanding voting securities of any one issuer.

       Neither Tax Strategic nor Total Return may not purchase more than 10% of the voting securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

       3.  Investment for Purposes of Control or Management

       None of American Retirement, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility*, Value or Total Return may invest in companies for the purpose of exercising control or management.

       4.  Purchase of Securities on Margin

       None of American Retirement, Balanced, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility, Value or Total Return may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

       5.  Unseasoned Issuers

       Neither American Retirement nor Foundation may invest in the securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

       None of Income and Growth, Value*, Utility* or Total Return may invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

       None of Growth and Income, Small Cap* and Tax Strategic* may invest more than 15% of its total assets (10% of total net assets in the case of Growth and Income) in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

       6.  Underwriting

       American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic, Income and Growth, Balanced, Utility, Value and Total Return will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

       7. Interests in Oil, Gas or Other Mineral Exploration or Development Programs.

       None of American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic or Income and Growth may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

       Neither Balanced* nor Utility* will purchase interests in oil, gas or other mineral exploration or development programs or leases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

       Value  will  not  purchase   interests  in  oil,  gas  or  other  mineral
exploration or development programs or leases, although it may purchase the publicly traded securities of companies engaged in such activities.

       8.  Concentration in Any One Industry

       Neither Growth and Income nor Income and Growth may concentrate its investments in any one industry, except that each Fund may invest up to 25% of its total net assets in any one industry.

       None of American Retirement, Foundation, Small Cap and Tax Strategic may invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply (i) with respect to each Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or
(ii) with respect to Tax Strategic, to municipal securities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

       Balanced and Value will not invest 25% or more of the value of their total assets in any one industry except Balanced may invest more than 25% and Value may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

       Utility will not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

       Total Return will not purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry).

       9.  Warrants

       None of American Retirement, Growth and Income, Income and Growth, Small Cap*, Foundation or Tax Strategic* may invest more than 5% of its net assets in warrants and, of this amount, no more than 2% of each Fund's net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

       Utility* and Value* will not invest more than 5% of their net assets in warrants, including those acquired in units or attached to other securities.

For purposes of this restriction, warrants acquired by the Funds in units or attached to securities may be deemed to be without value.

       10.  Ownership by Trustees/Officers

       None of American Retirement, Balanced*, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility* or Value* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

       Portfolio securities of any Fund may not be purchased from or sold or loaned to its Adviser or any affiliate thereof, or any of their directors, officers or employees.

       11.  Short Sales

       Neither American Retirement nor Foundation may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns the securities sold or securities convertible into or carrying rights to acquire such securities.

       None of Growth and Income, Tax Strategic* and Income and Growth may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue.

       Small Cap,* may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue (and provided that transactions in futures contracts and options are not deemed to constitute selling securities short).

       Neither Balanced nor Total Return will make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. With respect to Balanced, the use of short sales will allow the Fund to retain certain bonds in its portfolio longer than it would without such sales. To the extent that the Fund receives the current income produced by such bonds for a longer period than it might otherwise, the Fund's investment objective is furthered.

       Utility and Value will not sell any securities short.

       12.  Lending of Funds and Securities

       Neither Small Cap nor Tax Strategic may lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements.

       None of American Retirement, Foundation, Growth and Income and Income and Growth may lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed.

       None of Foundation, Small Cap or Tax Strategic, may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

       Neither American Retirement or Growth and Income may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the loaned securities (100% of the current market value for American Retirement), provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

       Income and Growth may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities (100% of the value of the loaned securities for Income and Growth), including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

       Balanced will not lend any of its assets except portfolio securities in accordance with its investment objective, policies and limitations.

       Utility will not lend any of its assets, except portfolio securities up to 15% of the value of its total assets. This does not prevent the Fund from purchasing or holding corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

       Value will not lend any of its assets except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust by which the Fund is governed or lend portfolio securities valued at not more than 5% of its total assets to broker-dealers.

     Total Return will not make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements.

       13.  Commodities

       Tax Strategic may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

       Small Cap may not purchase, sell or invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

       None of American Retirement, Foundation, Growth and Income, Income and Growth may purchase, sell or invest in commodities or commodity contracts.

     None of Balanced, Utility, Value or Total Return will purchase or sell commodities or commodity contracts; however, each Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts.

     Total Return will not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

       14. Real Estate

       Small Cap may not purchase or invest in real estate or interests in real estate (but this shall not prevent the Fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein).

       None of American Retirement, Foundation, Growth and Income, Tax Strategic or Income and Growth may purchase, sell or invest in real estate or interests in real estate, except that (i) each Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts, and (ii) Tax Strategic may purchase, sell or invest in municipal securities or other debt securities secured by real estate or interests therein.

       None of Balanced, Utility or Value will buy or sell real estate although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. Neither Utility nor Value will invest in limited partnership interests in real estate.

       15. Borrowing, Senior Securities, Repurchase Agreements and Reverse Repurchase Agreements

       None of American Retirement, Foundation or Income and Growth may borrow money except from banks as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes (and, with respect to American
Retirement only, for leverage), provided that the aggregat amount of such borrowings shall not exceed 5% of the value of the Fund's total net assets (5% of total assets for American Retirement and Foundation) at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing. Neither American Retirement nor Foundation may issue senior securities, except as permitted by the Investment Company Act of 1940. Neither Foundation nor American Retirement may enter into repurchase agreements or reverse repurchase agreements.

       Neither Small Cap nor Tax Strategic may borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of each Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing, provided that each of Small Cap, Tax Strategic will not purchase any securities at any time when borrowings, including reverse repurchase agreements, exceed 5% of the value of its total assets. Neither Fund will enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

       Growth and Income may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of its assets taken at cost to secure such borrowing. Growth and Income may not issue senior securities, as defined in the Investment Company Act of 1940, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, (ii) lending its portfolio securities, or
(iii) entering into permitted repurchase transactions.

       Balanced and Utility will not issue senior securities except that each Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed and except to the extent a Fund may enter into futures contracts. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of their portfolios by enabling them to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Balanced will not purchase any securities while any borrowings are outstanding. Utility will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. Neither Balanced nor Utility will mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, Balanced and Utility may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

       Value will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets; provided that while borrowings exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

       Total Return will not borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made. The Fund will not pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets. The Fund will not issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security. The Fund will not make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements.

       16.  Joint Trading

       None of American Retirement, Foundation, Growth and Income, Small Cap,* Tax Strategic,* or Income and Growth may participate on a joint or joint and several basis in any trading account in any securities. (The "bunching of orders or the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

       17.  Options

       Foundation and Tax Strategic* may not write, purchase or sell put or call options, or combinations thereof.

       Neither Growth and Income nor Income and Growth may write, purchase or sell put or call options, or combinations thereof, except that each Fund is authorized to write covered call options on portfolio securities and to purchase call options in closing purchase transactions, provided that (i) such options are listed on a national securities exchange, (ii) the aggregate market value of the underlying securities does not exceed 25% of the Fund's net assets, taken at current market value on the date of any such writing, and (iii) the Fund retains the underlying securities for so long as call options written against them make the shares subject to transfer upon the exercise of any options.

       American Retirement may not write, purchase or sell put or call options, or combinations thereof, except that the Fund is authorized (i) to write call options traded on a national securities exchange against no more than 15% of the value of the equity securities (including securities convertible into equity securities) held in its portfolio, provided that the Fund owns the optioned securities or securities convertible into or carrying rights to acquire the optioned securities and (ii) to purchase call options in closing purchase transactions.

       Utility* will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the Fund's total assets would be invested in premiums on open put options. Utility* will not write call options on securities unless securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

       18.  Investment in Equity Securities

       American Retirement may not invest more than 75% of the value of its total assets in equity securities (including securities convertible into equity securities).

       19.  Investing in Securities of Other Investment Companies

       Balanced*, Utility and Value will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

       Total Return may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase or assets or similar transaction.

       Each  other  Fund  may  purchase  the  securities  of  other   investment
companies, except to the extent such purchases are not permitted by applicable law.

       20.  Restricted Securities

       Balanced and Value will not invest more than 10% of their net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for, in the case of Balanced, certain restricted securities which meet criteria for liquidity established by the Trustees).

       Utility* will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.


                            NON FUNDAMENTAL OPERATING POLICIES

       Certain Funds have adopted additional non-fundamental operating policies. Operating policies may be changed by the Board of Trustees without a shareholder vote.

       1. Futures and Options Transactions

       Small Cap will not: (i) sell futures contracts, purchase put options or write call options if, as a result, more than 30% of the Fund's total assets would be hedged with futures and options under normal conditions; (ii) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 30% of its total assets; or (iii) purchase call options if, as a result, the current value of option premiums for options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

       2.  Illiquid Securities.

       None of American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic or Income and Growth may invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended, which the Trustees have determined to be liquid.

       Balanced and Utility will not invest more than 10% (in the case of Balanced) or 15% (in the case of Utility) of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid and, in the case of Utility, in non-negotiable time deposits.

     Except with respect to borrowing money (and with respect to Total Return, including borrowing money), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

                          CERTAIN RISK CONSIDERATIONS

       There can be no assurance that a Fund will achieve its investment objective and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

     In addition, the ability of Tax Strategic to achieve its investment objective is dependent on the continuing ability of the issuers of Municipal Securities in which the Fund invests -- and of banks issuing letters of credit backing such securities -- to meet their obligations with respect to the payment of interest and principal when due. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Service, a division of McGraw Hill Companies, Inc. and other nationally recognized rating organizations represent their opinions as to the quality of Municipal Securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, Municipal Securities with the same maturity, coupon, and rating may have different yields. There are variations in Municipal Securities, both within a particular classification and between classifications, resulting from numerous factors.

       Unlike other types of investments, Municipal Securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

       The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations. In addition, there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.



MANAGEMENT

     The Evergreen Keystone Funds consist of seventy-three mutual funds. Each mutual fund is, or is a series of, a registered, open-end management company.

     The Trustees and executive officers of each mutual fund, their age, address and principal occupations during the past five years are set forth below:

TRUSTEES

JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC Chairman of the Evergreen group of mutual funds, and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC Trustee. Medical Director, U.S. Healthcare of the Charlotte, NC Carolinas since 1996; President, Primary Physician Care from 1990 to 1996.

MICHAEL S. SCOFIELD (53), 212 S. Tryon Street Suite 980, Charlotte, NC Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

Messrs. Howell, Salton and Scofield are Trustees of all seventy-three investment companies:

GERALD M. MCcDONNELL (57), 821 Regency Drive, Charlotte, NC Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.


THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

WILLIAM WALT PETTIT*(41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Messrs. McDonnell, McVerry and Pettit are Trustees of forty-three of the investment companies (excluded are those established within the Evergreen Variable Trust).

LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

FOSTER BAM (70), Greenwich Plaza, Greenwich, CT Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

Messrs. Ashkin and Bam are Trustees of forty-two of the investment companies (excluded are those established within the Evergreen Variable Trust and Evergreen Investment Trust).



    FREDERICK AMLING (69)

    Trustee. Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

    CHARLES A. AUSTIN III (61)
    Trustee. Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

     GEORGE S. BISSELL* (67) Chairman of the Keystone group of mutual Funds, and Trustee. Director of Keystone Investments Inc.; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board and Chief Executive Officer of Keystone Investments.

     EDWIN D. CAMPBELL (69) Trustee. Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; former Dean, School of Business, Adelphi University; and former Executive Director, Coalition of Essential Schools, Brown University.

    CHARLES F. CHAPIN (67)
    Trustee. Former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, NC).

    K. DUN GIFFORD (57)
    Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments Inc. and Keystone Investment Management Company.

     LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

    F. RAY KEYSER, JR. (69)
    Trustee and Advisor to the Boards of Trustees of the Evergreen Funds. Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Governor of Vermont.

     DAVIDM.   RICHARDSON   (55)  Trustee.   Executive   Vice   President,   DHR
     International,   Inc.  (executive  recruitment);  former  Senior  Vice
     President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

    RICHARD J. SHIMA (57)
    Trustee and Advisor to the Boards of Trustees of the Evergreen Funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood- Oxford School and Greater Hartford YMCA; former Director, Executive Vice President, and Vice Chairman of The Travelers Corporation.

     ANDREW J. SIMONS (57) Trustee. Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

Messrs. Amling, Austin, Bissell, Campbell, Chapin, Gifford, Keith, Keyser, Richardson, Shima and Simons are Trustees or Directors of the thirty-one funds in the Keystone group of mutual funds. Their address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

    ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, FL Trustee Emeritus. Corporate consultant since 1967.

Mr. Jeffries has been serving as a Trustee Emeritus of eleven of the investment companies since January 1, 1996 (excluded are Evergreen Variable Trust, Evergreen Investment Trust, as well as the Keystone Group of Funds).

EXECUTIVE OFFICERS

     JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

     GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH Secretary.  Senior
          Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.
--------
*  Messrs.  Pettit and  Bissell  may  both be   deemed  to be an
"interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

The officers of the Trusts are all officers and/or employees of The BISYS Group, Inc.("BISYS") Services, except for Mr. Pileggi, who is a consultant to BISYS. BISYS is an affiliate of Evergreen Keystone Distributor, Inc., the distributor of each Class of shares of each Fund.

The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank of North Carolina, Evergreen Asset Management Corp. or Keystone Investment Management Company or their affiliates. See "Investment Advisers". Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. The Trusts pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses, as follows:

Name of Trust/Fund                         Annual Retainer       Meeting Fee


Income and Growth                                 $ 5,500             $  300
Growth and Income                                     500                100
The Evergreen American Retirement Trust             1,000
  American Retirement                                                    100
  Small Cap                                                              100
Evergreen Foundation Trust                            500
  Foundation                                                             100
  Tax Strategic                                                          100
Evergreen Investment Trust*                       15,000               2,000
  Balanced
  Utility
  Value
Keystone Total Return**                               -0-                -0-
--------------------

* The annual retainer and meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series based on assets.

** See Item No. 7 below.

In addition:

(1) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.


(2) Each member of the Audit Committee of the Evergreen group of mutual funds is paid an annual retainer of $500.

(3) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(4) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $300 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(5) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $250 for each special Committee of the Board telephone conference call meeting of one or more Funds in which he participates.

(6) The members of the Advisory Committee to the Boards of Trustees of the Evergreen Funds are paid an annual retainer of $17,500 and a fee of $2,200 for each meeting of the Boards of Directors or Trustees of the Evergreen Funds attended.

(7) Each non-affiliated Trustee of the Keystone group of mutual funds is paid an annual retainer of $30,000, and a fee of $1,200 for each meeting attended, which fees are charged to the Funds as follows:
                                                        Annual        Meeting
                                                        Retainer      Fee
Keystone Global Opportunities Fund                      $  500         $  20
Keystone Global Resources and Development Fund          $2,000         $  80
Keystone Omega Fund                                     $2,000         $  80
Keystone Small Company Growth Fund II                   $  500         $  20
Keystone Strategic Income Fund                          $2,000         $  80
Keystone Tax Free Income Fund                           $  500         $  20
Keystone Quality Bond Fund (B-1)                        $2,000         $  80
Keystone Diversified Bond Fund (B-2)                    $2,500         $ 100
Keystone High Income Bond Fund (B-4)                    $2,500         $ 100
Keystone Balanced Fund (K-1)                            $3,000         $ 120
Keystone Strategic Growth Fund (K-2)                    $2,000         $  80
Keystone Growth and Income Fund (S-1)                   $  500         $  20
Keystone Mid-Cap Growth Fund (S-3)                      $  500         $  20
Keystone Small Company Growth Fund (S-4)                $3,000         $ 120
Keystone International Fund Inc.                        $  500         $  20
Keystone Precious Metals Holdings, Inc.                 $  500         $  20
Keystone Tax Free Fund                                  $5,500         $ 220

(8)Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $600 for attendance at each Committee meeting held on the same day as a regular meeting.


(9) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $1,200 for attendance at each Committee meeting held on a non-meeting day.

(10) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the annual retainer fees that are payable to regular Trustees, and one-half of the meeting fees for each meeting attended.

       Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the fiscal year ended December 31, 1996 (fiscal year ended November 30, 1996 for Total Return and January 31, 1997 for Income and Growth).

                           Aggregate Compensation From Each Trust

             Evergreen  Evergreen   Evergreen  Evergreen  Evergreen  Keystone
             Income     Growth      American   Foundation Investment Fund for
             and Growth and Incmome Retirement Trust      Trust      Total
Name of      Fund       Fund        Trust                            Return
Trustee

L.B. Ashkin     7,249   1,121       2,020      1,861       0             0
F. Bam          6,949   1,021       1,820      1,661       0             0
J.S. Howell     7,410   1,187       2,031      2,055       26,007        0
G.M. McDonnell  6,834     966       1,811      1,496       22,355        0
T.L. McVerry    7,238   1,111       2,018      1,839       24,902        0
W.W. Pettit     7,071   1,029       2,005      1,597       23,504        0
R.A. Salton     7,071   1,029       2,005      1,597       23,804        0
M.S. Scofield   7,071   1,029       2,005      1,597       23,804        0
F.Amling           0      0           0          0           0           0
C.A. Austin        0      0           0          0           0           0
G.S. Bissell       0      0           0          0           0           0
E.D. Campbell      0      0           0          0           0           0
C.F. Chapin        0      0           0          0           0           0
K.D. Gifford       0      0           0          0           0           0
L. Keith           0      0           0          0           0           0
F.R. Keyser        0      0           0          0           0           0
D.M. Richardson    0      0           0          0           0           0
R.J. Shima         0      0           0          0           0           0
A.J. Simons        0      0           0          0           0           0
R.J. Jeffries   3,239     409         802        594         0           0
-------------------------------------

                    Total
                    Compensation
                    From Trusts
                    and Fund
                    Complex Paid
                    To Trustees

L.B. Ashkin          33,000
F. Bam               30,300
J.S. Howell          66,000
G.M. McDonnell       53,300
T.L. McVerry         59,500
W.W. Pettit          57,000
R.A. Salton          61,000
M.S. Scofield        61,000
F.Amling             42,600
C.A. Austin          42,600
G.S. Bissell             0
E.D. Campbell        40,800
C.F. Chapin          40,800
K.D. Gifford         38,400
L. Keith             40,200
F.R. Keyser          42,600
D.M. Richardson      42,600
R.J. Shima           39,600
A.J. Simons          40,800
R.J. Jeffries        13,050


     As of the date of this Statement of Additional Information, the officers and Trustees of the Trusts owed as a group less than 10% of the outstanding Class A, Class B, Class C or Class Y shares of any of the Funds.

       Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of February 28, 1997.

                                  Name of                        % of
Name and Address                  Fund/Class      No. of Shares  Class/Fund
----------------                  ----------      -------------  ------------

Merrill Lynch                     Balanced/C           7,370        24.09%/.01%
Trade House Account - AID
Private Client Group
Attn Book Entry
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Balanced/C           2,937           9.60%/0%
FUNB NC F B O Goldston S. Bldg.
Supply Loan Acct.
Attn: Frank Pierce *Loan Account*
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. Febo                   Balanced/C           2,179      7.12%/0%
First Union National Bank-FL F/B/O
Leroy Selby, Jr. *Loan Account*
Attn: Carol Moening
301 S. Tryon Street
Charlotte, NC  28288-0001


First Union National Bank         Balanced/Y       32,905,313    55.34%/46.29%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank         Balanced/Y       26,468,493    44.51%/37.23%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Income and Growth/C      5,161   11.39%/.01%
T. James Bell Jr.
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union Natl. Bank-FL C/F     Income and Growth/C      2,397    5.29%/0%
Fred W. Cookson IRA
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Income and Growth/C      2,542    5.61%/0%
Last Stop Inc.
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Merrill Lynch                     Growth and Income/C   144,946    24.72%/.37%
Trade House Account - AID
Private Client Group
Attn: Book Entry
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank/EB/INT  Growth and Income/Y    3,832,484  18.51%/9.67%
Cash Account
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  28202-1911

First Union National Bank/EB/INT Growth and Income/Y 11,135,655 53.80%/28.11% Reinvest Account
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  28202-1911

Fubs & Co. Febo                 American Retirement/C    15,584     12.70%/.18%
Adron G. Hollowell Trust
Robert E. Bryan JR. Trustee
U/A/D 9/23/63
C/O First Union National Bank
301 S Tryon Street
Charlotte,  NC 28288-0001

Charles Schwab & Co. Inc.       American Retirement/Y    510,226    18.77%/5.73%
Special Custody Account for the
Exclusive Benefit of Customers
Reinvest Account Mut Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

First Union National Bank/EB/INT American Retirement/Y   222,747    8.20%/2.50%
Reinvest Account
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  28202-1911

FUNB  NC CUST for the IRA  of  Small Cap/A                2,768     8.49%/.17%
Charletta B. Phillips
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

FUNB NC CUST for the IRA of     Small Cap/A               2,768     8.49%/.17%
NR Phillips
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

BHC Securities, Inc.          Small Cap/A           2,619        8.03%/.17%
FAO 35532803
ATTN: Mutual Funds
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA 19103-7042

BHC Securities, Inc.          Small Cap/A           1,793        5.50%/.12%
FAO 35501632
ATTN: Mutual Funds Dept.
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA 19103-7042






First Union Natl.Bank GA C/F    Small Cap/B          7,356        8.86%/.47%
Lawrence Pelowski-IRA Roll
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Merrill Lynch                 Small Cap/C              1,728        9.85%/.11%
Trade House Account AID
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

William B. Read University      Small Cap/C            1,531         8.72%/.10%
William B. Read III Thomas W. Read &
Sally R. Rouston NKD Own
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Roland J. Dupuy Jr. SEP Prop    Small Cap/C           1,495          8.52%/.10%
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Rhona B. Miller                 Small Cap/C           1,912         10.90%/.12%
C/O First Union National Bank
301 S Tryon Street
Charlotte, NC  28288-0001

Dupuy Dufour PSRP & Trust       Small Cap/C           2,240         12.77%/1.14%
Don P Dufour & Harvey J. Dupuy
U/A/D 1/180
C/O First Union National Bank
301 S Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. Febo                 Small Cap/C           891           5.08%/.01%
John Ellis Gibson
C/O First Union National Bank
301 S Tryon Street
Charlotte, NC  28288-0001


Nola Maddox Falcone             Small Cap/Y          133,937      9.42%/ 8.61%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Stephen A. Lieber               Small Cap/Y          122,609       8.62%/ 7.88%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577


First Union National Bank/EB    Small Cap/Y          617,153      43.40%/39.68%
Cash Account
Attn: Trust Operations Fund
401 S. Tryon Street
3rd Floor CMG 11
Charlotte, NC  28202-1911

First Union National Bank/EB    Small Cap/Y           76,632       5.39%/ 4.93%
Reinvest Account
Attn: Trust Operations Fund
401 S. Tryon Street
3rd Floor CMG 11
Charlotte, NC  28202-1911

Citibank NA                   Small Capy/Y           185,518      13.05%/11.93%
Delta Airlines Master Trust
308235
c/o Lieber & Co.
2500 Westchester Ave.
Purchase, NY 10577



Charles Schwab & Co. Inc.       Foundation/A        1,032,516    7.63%/1.02%
Special Custody Account For the
Exclusive Benefit of Customers
Reinvest Account MUT Funds Dept

101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch                  Foundation/C       350,345        20.52%/.34%
Trade House Account AID
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484



Charles Schwab & Co. Inc.       Foundation/Y       3,482,596       7.03%/3.42%
Special Custody Account for
the Eclusive Benefit of Cusotmers
101 Montgomery Street
San Francisco, CA  94104-4122

First Union National Bank/EB    Foundation/Y       4,592,905       9.27%/ 4.52%
Cash Account
Attn: Trust Operations Fund
401 S. Tryon Street
3rd Floor CMG 11
Charlotte, NC  28202-1911

First Union National Bank/EB/INT Foundation/Y     15,824,132     31.94%/15.56%
Reinvest Account
Attn: Trust Operations Fund
401 S. Tryon Street
3rd Floor CMG 11
Charlotte, NC  28202-1911

Mac & Co.                       Foundation/Y       6,620,154      13.36%/6.51%
Aetna Retirement Services
Central Valuation Unit
Attn: Mutual Funds Operations
P.O. Box 320
Pittsburgh, PA  15230-0320

Fubs & Co. Febo                 Tax Strategic /A      77,975         7.81%/1.27%
Ray D. Russenberger
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


Merrill Lynch                   Tax Strategic /C    125,500         35.59%/2.05%
Trade House Account AID
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

Fubs & Co. Febo                 Tax Strategic /C      21,678         6.15%/.35%
Hossein Golabchi and
Margot R. Golabachi
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Tax Strategic /C      76,731        21.76%/1.25%
Brenda Dykgraaf
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


Nola Maddox Falcone             Tax Strategic /Y     102,130        9.29%/1.67%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Constance E. Lieber             Tax Strategic /Y      59,814        5.44%/ .97%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Stephen A. Lieber               Tax Strategic/Y      518,372      47.13%/ 8.45%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Fubs & Co. Febo                 Utility/C              6,268        18.42%/.05%
Elsie B. Strom
Lewis F. Strom
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Utility/C              3,692        10.85%/.03%
Laura Alyce Hulbert
Ronald F. Hulbert
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Utility/C              1,179         5.17%/.01%
Evelyn L. Smith
Creg Smith
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Utility/C              2,040         6.00%/.02%
Max Ray and
Jeralyne Ray
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Utility/C              2,140         6.29%/.01%
Thomas McKinney and
Lottie McKinney
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


First Union National Bank       Utility/Y            93,556      49.88%/.75%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank       Utility/Y            79,811      42.55%/ .64%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank-      Value/C                6,387         8.58%/0%
Clara Caudill
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank       Value/Y           15,617,664      32.59%/21.10%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank       Value/Y           31,793,001      66.34%/42.96%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Keystone Investments           Keys Tot Return/A   228,248,118    9.12%
Savings & Investment Trust
NYL Benefits Services Co. Inc.
Attn: Defined Contributions Dept
846 University Ave.
Norwood, MA 02062-2641

MLPF&S for the sole benefit   Key Tot Return/A    132,989,000    5.31%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit   Key Tot Return/B    368,928,000    9.61%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

SSN/TIN: 866168037            Key Tot Return/C    134,654,925   21.50%
Lavedna Ellingson
Douglas Ellingson TTEES
Lavedna Ellingson Martial Trust
U/A DTD 5-1-86
8510 McClintock
Tempe, AZ 85284-2527

MLPF&S for the sole benefit   Key Tot Return/C    120,950,000    19.31%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484
- ---------------------------------

     First Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership on February 28, 1997, of 44.61% of the shares of Evergreen Small Cap Equity Income Fund, 37.78% of Evergreen Growth and Income Fund, 83.52% of Evergreen Balanced Fund and 64.06% of Evergreen Value Fund, First Union may be deemed to "control" these Funds as that Term is defined in the 1940 Act.

                                  INVESTMENT ADVISERS
               (See also "Management of the Fund" in each Fund's Prospectus)

         The investment adviser of Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York or ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by First Union National Bank of North Carolina ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina.

         The investment adviser of Balanced, Utility and Value is FUNB which provides investment advisory services through its Capital Management Group.

     The investment adviser of Total Return is Keystone Investment Management Company ("Keystone" or the "Adviser"), a Delaware corporation, with offices at 200 Berkeley Street, Boston, Massachusetts. Keystone is an indirectly owned subsidiary of FUNB.

         The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer, and Theodore J. Israel, Jr., Executive Vice President. The Directors of Keystone are Donald McMullen, William M. Ennis, II and Barbara I. Colvin. The executive officers of Keystone are James R. McCall, President, Edward F. Godfrey, Senior Vice President, Chief Financial Officer and Treasurer, Philip M. Bryne, Senior Vice President, and Rosemary D. Van Antwerp, Senior Vice President, General Counsel and Secretary.

         On June 30, 1994, Evergreen Asset and Lieber & Company ("Lieber"), were acquired by First Union through certain of its subsidiaries. Contemporaneously with the acquisition, Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic entered into a new investment advisory agreement with Evergreen Asset and into a distribution agreement with Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, (Inc.) (the "Distributor"), an affiliate of BISYS Fund Services. At that time, Evergreen Asset also entered into a new sub-advisory agreement with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser. The new advisory and sub-advisory agreements were approved by the shareholders of Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic at their meeting held on June 23, 1994, and became effective on June 30, 1994.

         On September 6, 1996, First Union and FUNB entered into an Agreeement and Plan of Acquisition and Merger (the "Merger") with Keystone Investments, Inc. ("Keystone Investments"), the corporate parent of Keystone, which provided, among other things, for the merger of Keystone Investments with and into a wholly-owned subsidiary of FUNB. The Merger was consummated on December 11, 1996. Keystone continues to provide investment advisory services to the Keystone Investments Family of Funds. Contemporaneously with the Merger, Total Return entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with the Distributor.

         Under the Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:





BALANCED                    Year Ended          Year Ended      Year Ended
                            12/31/96            12/31/95        12/31/94
Advisory Fee                $4,765,912          $4,870,748      $4,621,512
                            ==========          ==========      ==========


INCOME AND GROWTH           Year Ended          Year Ended      Year Ended
                            1/31/97             1/31/96         1/31/95
Advisory Fee                $8,823,541          $9,343,195      $8,542,289
                            ==========          ===========     ===========
Expense
Reimbursement               $       0           $   53,576


FOUNDATION                  Year Ended          Year Ended      Year Ended
                            12/31/96            12/31/95        12/31/94
Advisory Fee                $11,140,780         $5,387,186      $2,551,768
                            ==========          ==========      ========
Expense
Reimbursement               $       0           $ 11,064


SMALL CAP                   Year Ended          Year Ended      Year Ended
                            12/31/96            12/31/95        12/31/94
Advisory Fee                $63,333             $45,397         $29,075

Waiver                      ($63,333)           ($45,397)       ($29,075)
                            ---------           --------        --------
Net Advisory Fee            $     0             $        0      $    0
                            =========           =========       =========
Expense
Reimbursement               $133,406            $164,584        $63,704
                            ---------           -------         -------

UTILITY                     Year Ended          Year Ended      Year Ended
                            12/31/96            12/31/95        12/31/94
Advisory Fee                $725,733            $456,021        $153,458

Waiver                      ($396,483)          ($299,028)      ($152,038)
                            ---------           ---------       ----------
Net Advisory Fee            $ 329,300            $156,993        $  1,420
                            =========            =========       =========
Expense
Reinbursement                      0             $ 51,894       $106,957
                             --------            --------       ---------

GROWTH AND INCOME           Year Ended          Year Ended      Year Ended
                            12/31/96            12/31/95        12/31/94
Advisory Fee                $5,287,338          $1,332,685      $684,891
                            ========            ========        ========
Expense
Reimbursement               $(5,000)             $ 38,106

                            ---------            --------

AMERICAN                    Year Ended          Year Ended      Year Ended
RETIREMENT                  12/31/96            12/31/95        12/31/94
 Advisory Fee               $549,949            $297,242        $292,628
                                                ========        ========
 Waiver                     ($24,841)
 Net Advisory Fee           $525,108
                            ========
 Expense
 Reimbursement              ($3,400)            $ 76,464
                            ---------           --------

TAX STRATEGIC               Year Ended          Year Ended      Year Ended

                            12/31/96            12/31/95        12/31/94
 Advisory Fee               $354,958            $140,386        $ 65,915

 Waiver                     ($90,551)           ($96,975)       ($65,915)
                            -------             --------        --------
 Net Advisory Fee           $264,407            $ 43,411        $    0
                            ==========          =========       =========
 Expense
 Reimbursement              ($11,339)           $ 85,543        $ 3,777
                            --------            ------          ------

 VALUE                      Year Ended          Year Ended      Year Ended
                            12/31/96            12/31/95        12/31/94
 Advisory Fee               $6,950,730          $5,120,579      $3,850,673


TOTAL RETURN                Year Ended          Year Ended      Year Ended
                            11/30/96            11/30/95        11/30/94
Advisory Fee                $448,266            $300,290        $242,315


         Utility commenced operations on January 4, 1994 and, therefore, the first year's figures set forth in the table above reflect for Utility investment advisory fees paid for the period from commencement of operations through December 31, 1994.

Expense Limitations

         Evergreen Asset has voluntarily agreed to reimburse Small Cap to the extent that any of the Fund's aggregate operating expenses (including the Adviser's fee but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average net assets until such time as said Fund's net assets reach $15 million.

     Keystone has voluntarily agreed to limit Total Return's Class A expenses to 1.50% of the average daily net assets of Class A shares, such expense limitation to be reevaluated on a calendar month basis and to be modified or eliminated in the future at the discretion of Keystone.

         The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

         The Investment Advisory Agreements with respect to Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic were approved by each Fund's shareholders on June 23, 1994, became effective on June 30, 1994, and were last approved by the Trustees of each Trust on March 11, 1997

         The Investment Advisory Agreement with respect to Balanced, Utility and Value dated February 28, 1985, and amended from time to time thereafter, was last approved by the Trustees of Evergreen Investment Trust on March 11, 1997.

         The Investment Advisory Agreement with respect to Total Return was approved by the Fund's shareholders on December 9, 1996, and became effective on December 11, 1996.

     Each Investment Advisory Agreement will continue in effect from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund.

         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

         Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which Evergreen Asset, FUNB or Keystone act as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB, Keystone or Lieber. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         Prior to July 7, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. For the period ended July 7, 1995, and the fiscal years ended December 31, 1994 and 1993 Balanced incurred $392,991, $779,584 and $597,752, respectively, in administrative service costs. For the period ended July 7, 1995, and the period from January 4, 1994 (commencement of operations) to December 31, 1994, Utility incurred $10,384 and $16,382, respectively, in administrative service costs, all of which were voluntarily waived. For the period ended July 7,1995, and for the fiscal years ended December 31, 1994 and 1993, Value incurred $374,216, $649,487, and $526,836, respectively, in administrative service costs.

     Evergreen Asset has been providing administrative services to each of the portfolios of Evergreen Investment Trust since July 8, 1995, for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also serves as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. For the period from July 8, 1995 through December 31, 1995, and the fiscal year ended December 31, 1996, Balanced, Utility and Value incurred the following administration costs: Balanced $283,139 and $459,486, respectively; Utility $39,330 and $70,215, respectively; and Value $323,050 and $670,060, respectively. BISYS Fund Services, an affiliate of the Distributor, serves as sub-administrator to Balanced, Utility and Value and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which FUNB or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule:

 .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which Evergreen Asset, FUNB or Keystone serve as investment adviser were approximately $29.2 billion as of February 28, 1997.


                              DISTRIBUTION PLANS
     Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B Class and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares, are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic commenced offering Class A, Class B or Class C shares on January 3, 1995. Each Plan with respect to such Funds became effective on December 30, 1994 and was initially approved by the sole shareholder of each Class of shares of each Fund with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of each Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on December 13, 1994. The Distribution Agreements between each Fund and the Distributor pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A, Class B and Class C shares were also approved at the December 13, 1994 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities of that

Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         Prior to July 8, 1995, Federated Securities Corp., a subsidiary of Federated Investors, served as the distributor for Balanced, Utility and Value as well as other portfolios of Evergreen Investment Trust. The Distribution Agreements between each Fund and the Distributor pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A, Class B and Class C shares were approved on April 20, 1995 by the unanimous vote of the Trustees including the Independent Trustees voting separately.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, Balanced, Utility and Value have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to Balanced, Utility, and Value, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

         Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic incurred the following Distribution Services Plans and Shareholder Services Plan fees:

Distribution Services Fees:

INCOME AND GROWTH. For the fiscal period from January 3, 1995 (commencement of class operations) through January 31, 1995, the fiscal years ended January 31, 1996 and 1997, $7, $4,915 and $18,106 on behalf of its Class A shares, $126, $46,636 and $189,323, respectively on behalf of its Class B shares, and $7, $1,516 and $6,382, respectively on behalf of its Class C shares.

GROWTH AND INCOME. For the fiscal period from January 3,1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $22,055 and $122,222, respectively, on behalf of its Class A shares, $159,114 and $934,314, respectively, on behalf of its Class B shares, and $6,902 and $36,055, respectively, on behalf of its Class C shares.

AMERICAN RETIREMENT. For the fiscal period from January 3,1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $659 and $14,426, respectively, on behal of its Class A shares, $9,137 and $199,829, respectively, on behalf of its Class B shares, and $187 and $5,713, respectively, on behalf of its Class C shares.

SMALL CAP. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $340 and $618, respectively, on behalf of its Class A shares, $1,298 and $3,199, respectively, on behalf of its Class B shares, and $111 and $267, respecively, on behalf of its Class C shares.

FOUNDATION. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $116,677 and $414,289, respectively on behalf of its Class A shares, $972,541 and $3,487,899, respectively, on behalf of its Class B shares, and $37,823 and $152,488, respectively, on behalf of its Class C shares.

TAX STRATEGIC. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $2,582 and $16,426, respectively, on behalf of its Class A shares, $21,725 and $131,282, respectively, on behalf of its Class B shares, and $1,292 and $16,493, respectively, on behalf of its Class C shares.

TOTAL RETURN. For the fiscal years ended November 30, 1994, 1995 and 1996, $44,889, $101,222 and $195,178, respectively, on behalf of its Class B shares, and $36,580, $60,201 and $84,812, respectively, on behalf of its Class C shares.

Shareholder Services Fees:

INCOME AND GROWTH. For the fiscal period from January 3, 1995 (commencement of class operations) through January 31, 1995, the fiscal years ended January 31, 1996 and 1997, shareholder services fees on behalf of $42, $15,546 and

$63,108, respectively, on behalf of its Class B shares, and $3, $505 and $2,127, respectively, on behalf of its Class C shares.

GROWTH AND INCOME. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, shareholder services fees of $53,139 and $311,235 on behalf of its Class B shares, and $2,301 and $12,018, respectively, on behalf of its Class C shares.

AMERICAN RETIREMENT. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $3,045 and $66,610, respectively, on behalf of its Class B shares, and $62 and $1,904, respectively, on behalf of its Class C shares.

SMALL CAP. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $433 and $1,066, respectively, on behalf of its Class B shares, and $37 and $89, respectively, on behalf of its Class C shares.

FOUNDATION. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $324,180 and $1,162,633, respectively, on behalf of its Class B shares, and $12,608 and $50,829, respectively, on behalf of its Class C shares.

TAX STRATEGIC. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $7,242 and $43,761, respectively, on behalf of its Class B shares, and $431 and $5,498, respectively, on behalf of its Class C shares.

TOTAL RETURN. For the fiscal years ended November 30, 1994, 1995 and 1996, $61,955, $61,454 and $75,270, respectivley, on behalf of its Class A shares, $14,587, $33,741, and $65,059, respectivley, on behalf of Class B shares, and $20,893, $20,066, and $28,183, respectivley, on behalf of its Class C shares.

         Balanced,   Value  and  Utility  incurred  the  following  Distribution
Services Plans and Shareholder Services Plans fees:

Distribution Services Fees:

BALANCED. For the fiscal years ended December 31, 1994, 1995 and 1996, $102,621, $102,400 and $107,023, respectively, on behalf of Class A shares, and $670,202, $784,084 and $810,803, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996, $310, $1,811 and $1,883, respectively, on behalf of Class C shares.

VALUE. For the fiscal years ended December 31, 1994, 1995 and 1996, $473,347, $603,896 and $767,254, respectively, on behalf of Class A shares, and $621,330, $916,221 and $1,255,600, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996, $716, $4,798 and $8,706, respectively, on behalf of Class C shares.

UTILITY. For the fiscal years ended December 31, 1994, 1995 and 1996, $9,658, $133,582 and $252,753, respectively, on behalf of Class A shares, and $169,007, $234,357 and $283,875, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996, $232, $1,271 and $2,843, respectively, on behalf of Class C shares.

Shareholder Services Plans fees:

BALANCED. For the fiscal years ended December 31, 1994, 1995 and 1996, $83,641, $261,361 and $270,267, respectively, on behalf of Class B shares, and $103, $604 and $628, respectively, on behalf of Class C shares.

VALUE. For the fiscal years ended December 31, 1994, 1995 and 1996, $83,225, $305,407 and $418,533, respectively, on behalf of Class B shares, and $239, $1,599 and $2,902, respectively, on behalf of Class C shares.

UTILITY. For the fiscal years ended December 31, 1994, 1995 and 1996, $24,141, $78,119 and $94,625, respectively, on behalf of Class B shares, and $77, $424 and $948, respectively, on behalf of Class C shares.



                              ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of each Fund's Adviser. In general, the same individuals perform the same functions for the other funds managed by each Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. Each Adviser will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Adviser will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

         Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the SEC, Lieber may be compensated for effecting transactions in portfolio securities for a fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, the Adviser will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

     Neither Total Return nor Keystone intends on placing securities transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above. The Fund expects that purchases and sales of securities will usually be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable. Under its Investment Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for the Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

         The following chart shows: (1) the brokerage commissions paid by each Fund advised by Evergreen Asset during their last three fiscal years; (2) the amount and percentage thereof paid to Lieber; and (3) the percentage of the total dollar mount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:



INCOME AND GROWTH                Year Ended        Year Ended      Year Ended
                                 1/31/97           1/31/96         1/31/95

Total Brokerage                 $3,529,313         $3,255,068      $3,755,606
Commissions
Dollar Amount and %             $2,835,293         $2,982,640      $3,465,900
paid to Lieber                         80%             92%             92%
% of Transactions
Effected by Lieber                     47%             90%             97%

FOUNDATION                       Year Ended        Year Ended      Year Ended
                                 12/31/96          12/31/95        12/31/94
Total Brokerage                  $689,724          $393,121        $282,250
Commissions
Dollar Amount and %              $680,252          $380,226        $  276,985
paid to Lieber                         99%             98%             98%
% of Transactions
Effected by Lieber                     96%             97%             98%


SMALL CAP                        Year Ended        Year Ended      Period Ended
                                 12/31/96          12/31/95        12/31/94
Total Brokerage                  $14,647           $5,968          $ 3,998
Commissions
Dollar Amount and %              $13,246           $4,863          $ 3,618
paid to Lieber                        90%             81%                90%
% of Transactions
Effected by Lieber                    87%             77%                90%

GROWTH AND INCOME                Year Ended        Year Ended      Year Ended
                                 12/31/96          12/31/95        12/31/94
Total Brokerage                  $519,064          $210,923        $80,871
Commissions
Dollar Amount and %              $429,888          $160,659        $71,721
paid to Lieber                         83%            76%             89%
% of Transactions
Effected by Lieber                     78%            74%             88%

AMERICAN RETIREMENT              Year Ended        Year Ended      Year Ended
                                 12/31/96          12/31/95        12/31/94
Total Brokerage                  $55,581           $57,216         $203,922
Commissions
Dollar Amount and %              $51,579           $53,276         $202,838
paid to Lieber                        93%            93%              99%
% of Transactions
Effected by Lieber                    89%            82%              99%

TAX STRATEGIC                    Year Ended        Year Ended      Period Ended
                                 12/31/96          12/31/95        12/31/94
Total Brokerage                  $51,273           $37,374         $24,872
Commissions
Dollar Amount and %              $50,033           $35,954         $24,072
paid to Lieber                        98%             96%              97%
% of Transactions
Effected by Lieber                    97%             94%              98%

         Income and Growth changed its fiscal year end from March 31 to January 31 during the first period covered by the foregoing table. Accordingly, the commissions reported in the foregoing table reflect for Income and Growth the period from April 1, 1994 to January 31, 1995.

         Balanced, Value, Utility and Total Return did not pay any commissions to Lieber. For the fiscal years ended December 31, 1996, 1995 and 1994, Balanced paid $522,227, $615,041 and $450,569, respectively, in commissions on brokerage transactions. For the fiscal year ended December 31, 1996 and 1995, and for the period from January 4, 1994 (commencement of operations) to December 31, 1994, Utility paid $323,978, $272,806 and $66,294, respectively, in commissions on brokerage transactions. For the fiscal years ended December 31, 1996, 1995 and 1994, Value paid $3,164,292, $1,644,077 and $1,437,338, respectively, in commissions on brokerage transactions. For the fiscal years ended November 30, 1996, 1995 and 1994, Total Return paid $227,013, $92,665 and $65,514, respectively, in commissions on brokerage transactions.

                           ADDITIONAL TAX INFORMATION
                       (See also "Other Information - Dividends,
               Distributions and Taxes" in each Fund's Prospectus)

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and
(c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

          The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e.,U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations for Tax Strategic

         With respect to Tax Strategic, to the extent that the Fund distributes exempt interest dividends to a shareholder, interest on indebtedness incurred or continued by such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

         The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.


                                      NET ASSET VALUE

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

         The public offering price of shares of a Fund is its net asset value plus, in the case of Class A shares, a sales charge which will vary depending upon the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative". On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday.

         For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

     The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four Classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.

         Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.

                                 PURCHASE OF SHARES

         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investment is $1,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Share Purchase Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

     Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The four Classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (II) Class B and Class C shares of Balanced, Utility and Value are subject to a Shareholder Service Plan fee, (III) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (IV) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (V) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, Shareholder Service Plan fee) is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, shareholder service) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $250,000 for Class B shares or $500,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and no Shareholder Service Plan fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, Shareholder Service Plan) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, Shareholder Service Plan) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed by Evergreen Equity and Long-Term Bond Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, shareholders service) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.


Front-End Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.

                              Net        Per Share                   Offering
                              Asset      Sales                       Price
                              Value      Charge         Date         Per Share

Balanced                      $12.95     $0.65          12/31/96     $13.60

Growth and Income             $22.53     $1.12          12/31/96     $23.65

Income and Growth             $21.79     $1.09          1/31/97      $22.88

American Retirement           $13.86     $0.69          12/31/96     $14.55

Small Cap                     $13.10     $0.65          12/31/96     $13.75

Foundation                    $16.13     $0.80          12/31/96     $16.93

Tax Strategic                 $13.50     $0.67          12/31/96     $14.17

Utility                       $10.57     $0.53          12/31/96     $11.10

Value                         $20.57     $1.03          12/31/96     $21.60

Total Return                  $17.33     $1.06          11/30/96     $18.39

         Prior to  January  3, 1995,  shares of Growth  and  Income,  Income and
Growth, American Retirement, Small Cap, Foundation and Tax Strategic were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of these Funds or retained by the Distributor. In addition, since Class B and Class C shares were not offered by Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation or Tax Strategic prior to January 3, 1995, contingent deferred sales charges have been paid to the distributor with respect to Class B or Class C shares only since January 3, 1995.

         With respect to Balanced, Utility and Value, the following commissions were paid to and amounts were retained by Federated Securities Corp. through

July 7, 1995, which until such date was the principal underwriter of portfolios of Evergreen Investment Trust. For the period from July 8 through December 31, 1995, commissions were paid to and amounts were retained by the current Distributor as noted below:



                                Year Ended     Year Ended      Period Ended
Year Ended
                                12/31/96       7/8/95 to      1/1/95 to 7/7/95
                                               12/31/95
BALANCED

Commissions Received            $77,026          $15,844         $11,841
Commissions Retained            $ 9,150          $ 1,731         $ 1,303

VALUE

Commissions Received            $522,573         $58,797         $56,058
Commissions Retained            $ 56,609         $ 6,615         $ 6,001




UTILITY


Commissions Received           $74,988           $15,692         $20,958
Commissions Retained           $ 7,857           $ 1,727         $ 2,228



         With respect to Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic, the following commissions were paid to and amounts were retained by the Distributor for the periods indicated:

                              Year Ended     Year Ended      Period from 1/3/95
INCOME AND GROWTH             1/31/97        1/31/96         to 1/31/95

Commissions Received          $187,403       $   98,890      $4,585
Commissions Retained          $ 20,208       $   10,733        ---

                              Year Ended     Year Ended
GROWTH AND INCOME             12/31/96       12/31/95

Commissions Received          $1,473,258     $  326,249
Commissions Retained          $  158,858     $   37,300

AMERICAN RETIREMENT

Commissions Received          $ 317,718      $   42,447

Commissions Retained          $ 20,024       $    7,397

SMALL CAP

Commissions Received          $  3,568       $      778
Commissions Retained          $    340       $      284

FOUNDATION

Commissions Received          $2,418,388     $1,604,275
Commissions Retained          $   57,736     $  178,885

TAX STRATEGIC

Commissions Received          $  199,131     $   28,976
Commissions Retained          $   25,078     $    3,266

     With respect to Total Return, the following commissions were paid to and amounts were retained by Keystone Investment Distributors Comapany, which prior to December 1, 1996, was the distributor for Total Return.

                              Year Ended      Year Ended      Year Ended
TOTAL RETURN                  11/30/96        11/30/95        11/30/94

Commissions Received          $355,043       $190,327         $106,144
Commissions Retained          ($595,877)     ($243,621)       ($ 90,031)

         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen Keystone Funds other than the money market funds into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to:(i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone Fund. Currently, the Evergreen Keystone Funds include:

         Evergreen Trust:
                  Evergreen Fund
                  Evergreen Aggressive Growth Fund

         Evergreen Equity Trust:
                  Evergreen Global Real Estate Equity Fund
                  Evergreen U.S. Real Estate Equity Fund
                  Evergreen Global Leaders Fund

         The Evergreen Limited Market Fund, Inc.

         Evergreen Growth and Income Fund

         Evergreen Income and Growth Fund

         The Evergreen American Retirement Trust:
                  The Evergreen American Retirement Fund
                  Evergreen Small Cap Equity Income Fund

         Evergreen Foundation Trust:
                  Evergreen Foundation Fund
                  Evergreen Tax Strategic Foundation Fund

         Evergreen Municipal Trust:
                  Evergreen Short-Intermediate Municipal Fund
                  Evergreen Short-Intermediate Municipal Fund-CA
                  Evergreen Florida High Income Municipal Bond Fund Evergreen Tax Exempt Money Market Fund
                  Evergreen Institutional Tax Exempt Money Market Fund

         Evergreen Money Market Trust:
                  Evergreen Money Market Fund
                  Evergreen Institutional Money Market Fund
                  Evergreen Institutional Treasury Money Market Fund Evergreen Investment Trust:
                  Evergreen Emerging  Markets  Growth  Fund
                  Evergreen International  Equity Fund
                  Evergreen Balanced Fund
                  Evergreen Value Fund
                  Evergreen  Utility Fund
                  Evergreen Short Intermediate   Bond  Fund
                  Evergreen U.S. Government   Fund
                  Evergreen Florida  Municipal  Bond  Fund
                  Evergreen Georgia Municipal  Bond Fund
                  Evergreen North Carolina  Municipal Bond Fund
                  Evergreen South  Carolina  Municipal Bond Fund
                  Evergreen Virginia  Municipal  Bond Fund
                  Evergreen High Grade Tax Free Fund
                  Evergreen Treasury Money Market Fund

         Evergreen Lexicon Fund:
                  Evergreen Intermediate Term Government Securities Fund Evergreen Intermediate Term Bond Fund

         Evergreen Tax Free Trust:
                  Evergreen Pennsylvania Tax Free Money Market Fund Evergreen New Jersey Tax Free Income Fund

         Evergreen Variable Trust:
                  Evergreen VA Fund
                  Evergreen VA Growth and Income Fund
                  Evergreen VA Foundation Fund
                  Evergreen VA Global Leaders Fund
                  Evergreen VA Strategic Income Fund
                  Evergreen VA Aggressive Growth Fund

         Keystone America Fund Family:
                  Keystone Fund for Total Return
                  Keystone America Hartwell Emerging Growth Fund, Inc. Keystone Balanced Fund II
                  Keystone Capital Preservation and Income Fund
                  Keystone Small  Company  Growth Fund II
                  Keystone Fund of the Americas
                  Keystone Global Opportunities Fund
                  Keystone Government Securities Fund
                  Keystone Intermediate Term Bond Fund
                  Keystone Omega Fund
                  Keystone Global Resources and Development Fund
                  Keystone Strategic Income Fund
                  Keystone State Tax Free Fund
                  Keystone State Tax Free Fund - Series II
                  Keystone Tax Free Income Fund
                  Keystone World Bond Fund

         Prospectuses for the Evergreen Keystone Funds may be obtained without charge by contacting the Distributor or the Advisers at the address or telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                    (i) the investor's current purchase;

                   (ii) the net asset  value (at the  close of  business  on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all such shares of any other Evergreen Keystone Fund held by the investor; and

                  (iii) the net asset value of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned Class A, B or C shares of an Evergreen Keystone Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of any Evergreen Equity or Long-Term Bond Fund, would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

     Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Evergreen Keystone Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A, Class B or Class C shares of the Fund or any other Evergreen Keystone Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone Funds under a single Statement of ntention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Evergreen Keystone Fund, to qualify for the 3.75% sales charge applicable to puchases in any Evergreen Equity or Long-Term Bond Fund on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

     Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Keystone Funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Advisers may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen Keystone Funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

          Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternative--Class B Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution Services Plan fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over seven years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the seven-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

     Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of
                                                                 57

Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

     Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after purchase. No charge is imposed in connection with redemptions made more than one year from the date of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) enables the Fund to sell Class C of shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares


         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.


              GENERAL INFORMATION ABOUT THE FUNDS (See also "Other
                       Information - General Information"
                           in each Fund's Prospectus)


Capitalization and Organization

         Each of the Evergreen  Growth and Income Fund and Evergreen  Income and
Growth Fund is a Massachusetts business trust. Evergreen American Retirement Fund and Evergreen Small Cap Equity Income Fund are each separate series of The Evergreen American Retirement Trust, a Massachusetts business trust. The Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund are each separate series of the Evergreen Foundation Trust, a Massachusetts business trust. The Evergreen Balanced Fund, Evergreen Utility Fund and Evergreen Value Fund, which prior to July 7, 1995 were known as the First Union Balanced Portfolio, First Union Utility Portfolio and First Union Value Portfolio, respectively, are each separate series of Evergreen Investment Trust, a

Massachusetts business trust. Keystone Fund for Total Return (formerly Keystone America Fund for Total Return) is a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts." Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

         Income and Growth and Growth and Income may issue an unlimited number of shares of beneficial interest with a $0.001 par value. American Retirement, Small Cap, Foundation, Tax Strategic, Balanced, Value and Utility may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Total Return may issue an unlimited number of shares of beneficial interest with a no par value. All shares of these Funds have equal rights and privileges.
Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more of the Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders' meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

         An order has been received from the SEC permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional Classes of shares other than those described herein, no further relief from the SEC would be required.

Distributor

     Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc. (the "Distributor"), 120 Clove Road, Little Falls, NJ 07424 serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Distribution Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

         Price Waterhouse LLP has been selected to be the independent auditors of Income and Growth.

     KPMG Peat Marwick LLP has been selected to be the independent auditors of Growth and Income, American Retirement, Small Cap, Balanced, Utility, Value, Total Return, Foundation and Tax Strategic.

                             PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         With respect to Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic, the shares of each Fund outstanding prior to January 3, 1995 have been reclassified as Class Y shares. The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one, five and ten year fiscal periods is set forth in the table below.


INCOME AND GROWTH              1 Year        5 Years           10 Years
                               Ended         Ended             Ended
                               1/31/97       1/31/97           1/31/97
Class A                        8.4%          9.5%              7.7%
Class B                        8.0%          10.0%             8.1%
Class C                       11.9%          10.3%             8.1%
Class Y                       14.1%          10.7%             8.3%


GROWTH AND INCOME              1 Year        5 Years           10 Years
                               Ended         Ended             Ended
                               12/31/96      12/31/96          12/31/96
Class A                        17.6%         15.6%             14.0%
Class B                        17.6%         16.2%             14.4%
Class C                        21.6%         16.5%             14.4%
Class Y                        23.8%         16.9%             14.6%

                                                               From
AMERICAN                       1 Year        5 Years           3/14/88
RETIREMENT                     Ended         Ended             (inception)
                               12/31/96      12/31/96          to 12/31/96
Class A                         7.1%         10.6%               10.2%
Class B                         6.5%         11.1%               10.6%
Class C                        10.6%         11.4%               10.6%
Class Y                        12.6%         11.6%               10.8%

                                             From
SMALL CAP                      1 Year        10/1/93
                               Ended         (inception)
                               12/31/96      to 12/31/96
Class A                        16.2%         13.8%
Class B                        16.1%         14.3%
Class C                        20.1%         15.0%
Class Y                        22.4%         15.7%

FOUNDATION                     1 Year        5 Years           From 1/2/90
                               Ended         Ended             (inception)
                               12/31/96      12/31/96          to 12/31/96
Class A                         6.0%         13.5%               15.5%
Class B                         5.5%         14.0%               16.0%
Class C                         9.4%         14.2%               16.0%
Class Y                        11.5%         14.7%               16.3%

TAX STRATEGIC                  1 Year        From 11/02/93
                               Ended         (inception) to
                               12/31/96      12/31/96
Class A                        9.9%          13.5%

Class B                        9.7%          14.1%
Class C                       13.5%          14.8%
Class Y                       15.8%          15.5%

BALANCED                       1 Year       5 Years
                               Ended        Ended           From inception*
                               12/31/96     12/31/96        to 12/31/96
Class A                        6.1%         9.3%            10.4%
Class B                        5.7%          -              9.6%
Class C                        9.3%          -              13.1%
Class Y                       11.7%         10.7%           11.9%

UTILITY                        1 Year        From inception**
                               Ended         to 12/31/96
                               12/31/96
Class A                        -.6%          7.1%
Class B                       -1.3%          7.2%
Class C                        2.5%         12.4%
Class Y                        4.5%         11.2%

VALUE                          1 Year        5 Years
                               Ended         Ended             From inception***
                               12/31/96      12/31/96          to 12/31/96
Class A                        13.3%         12.4%               13.4%
Class B                        13.1%          --                 14.1%
Class C                        17.1%          --                 18.8%
Class Y                        19.2%         13.8%               15.7%

                               1 Year        5 Years
                               Ended         Ended            From inception****
                               11/30/96      11/30/96          to 11/30/96
TOTAL RETURN

Class A                        22.4%         13.8%             11.4%
Class B                        24.7%          __               13.7%
Class C                        28.7%          __               14.3%

     Total Return commenced offering Class Y shares effective December 15, 1996.


* Inception date:  Class A - June 10, 1991; Class B - January 26, 1993; Class C
- - September 2, 1994; Class Y - April 1, 1991.

** Inception date: Class A - January 4, 1994; Class B - January 4, 1994; Class C - - September 2, 1994; Class Y - February 28, 1994.

*** Inception date: Class A - April 12, 1985; Class B - January 25, 1993; Class C - September 2, 1994; Class Y - December 31, 1990.

****Inception date: Class A-February 13, 1987; Class B and C-February 1, 1993.

         The performance numbers for Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge through January 3, 1995 (commencement of class operations) and the actual performance of each class subsequent to January 3, 1995. The performance data calculated prior to January 3, 1995, does not reflect any Rule 12b-1 fees. If such fees were reflected the returns would be lower.



         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.


YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                           YIELD = 2[(a-b/cd)+ 1]


Where    a = Interest earned during the period
         b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

         Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

        The yield of each Fund, except Total Return, for the thirty-day period ended December 31, 1996

(January 31, 1997 with respect to Income and Growth) for each Class of shares offered by the Funds is set forth in the table below:


Income and Growth                Tax Strategic
  Class A  3.32%                   Class A  2.28%
  Class B  2.76%                   Class B  1.64%
  Class C  2.76%                   Class C  1.62%
  Class Y  3.73%                   Class Y  2.64%

Growth and Income                Balanced
  Class A  .54%                    Class A  3.75%
  Class B -.17%                    Class B  3.12%
  Class C -.17%                    Class C  3.15%
  Class Y  .81%                    Class Y  4.21%

American Retirement             Utility
  Class A  3.03%                  Class A  3.70%
  Class B  2.46%                  Class B  3.13%
  Class C  2.44%                  Class C  3.13%
  Class Y  3.43%                  Class Y  4.14%

Small Cap                       Value
  Class A  2.13%                  Class A  1.43%
  Class B  1.50%                  Class B   .66%
  Class C  1.51%                  Class C   .66%
  Class Y  2.48%                  Class Y  1.78%

Foundation
  Class A  2.83%
  Class B  2.23%
  Class C  2.24%
  Class Y  3.22%


Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

          From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, or any other commonly quoted index of common stock prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Russell 2000 Index are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


                             FINANCIAL STATEMENTS

     Each Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP (in the case of Income and Growth) or KPMG Peat Marwick LLP (in the case of Growth and Income, American Retirement, Small Cap, Balanced, Utility, Foundation, Tax Strategic, Value, and Total Return) are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.

APPENDIX "A"

DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Service. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:


         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Phoenix, Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

         Fitch Investors Service LLP: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


DESCRIPTION OF MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

         o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         o   SP-2  Satisfactory capacity to pay principal and interest.

         o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

         o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


COMMERCIAL PAPER RATINGS

         Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Service: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

     Phoenix, Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service LLP: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                            KEYSTONE BALANCED FUND II

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 16, 1996
                         AS SUPPLEMENTED JANUARY 1, 1997

         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Balanced Fund II (the "Fund") dated August 16, 1996, as supplemented. You may obtain a copy of the prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc., or your broker-dealer. Evergreen Keystone Distributor, Inc. is located at 230 Park Avenue, New York, New York 10169.




                                TABLE OF CONTENTS


                                                                         Page

The Fund ...................................................................2
Investment Objective and Strategies.........................................2
Investment Restrictions.....................................................2
Distributions and Taxes.....................................................5
Valuation of Securities.....................................................5
Brokerage...................................................................6
Sales Charges...............................................................8
Distribution Plans.........................................................10
Trustees and Officers......................................................13
Investment Adviser.........................................................16
Principal Underwriter......................................................18
Sub-administrator..........................................................19
Declaration of Trust.......................................................20
Standardized Total Return and Yield Quotations.............................21
Additional Information.....................................................22
Appendix .................................................................A-1
Financial Statements......................................................F-1


18502

--------------------------------------------------------------------------------

                                    THE FUND

--------------------------------------------------------------------------------

         The Fund is an open-end, diversified management investment company commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust on June 19, 1996.

         Keystone Investment Management Company ("Keystone") is the Fund's investment adviser. Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD" or the "Principal Underwriter") is the Fund's principal underwriter. Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") is the predecessor to the Principal Underwriter. See "Investment Adviser" and "Principal Underwriter" below.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.

--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVE AND STRATEGIES

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         The Fund  seeks to provide  current  income  and  capital  appreciation consistent with the preservation of principal.

         The Fund invests in a balance of equity and debt securities. Generally, the Fund purchases common and preferred stocks for growth and income and buys various debt securities for income and relative stability. Keystone allocates the Fund's assets in accordance with its assessment of economic conditions and investment opportunities. Under normal market conditions, the Fund will invest a majority of its assets in equity securities. The Fund will always maintain at least 25% of its total assets in fixed income securities.

         The Fund may invest up to 35% of its assets in foreign securities.

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                             INVESTMENT RESTRICTIONS

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FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below, which may not be changed without the approval of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended ("1940 Act")). Unless otherwise stated, all references to Fund assets are in terms of current market value.

         The Fund may not do the following:

         (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, all as determined immediately after such investment; provided that these limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities;

         (2) concentrate its investments in the securities of issuers in any one industry other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

         (3) borrow money, except that the Fund may (a) borrow from any bank, provided that, immediately after any such borrowing there is asset coverage of at least 300% for all borrowings; and (b) enter into reverse repurchase agreements;

         (4) issue senior securities, except that the Fund may (a) make permitted borrowings of money; (b) enter into firm commitment agreements and collateral arrangements with respect to the writing of options on securities and engage in permitted transactions in futures and options thereon and forward contracts; and (c) issue shares of any additional permitted classes or series of shares;

         (5) engage in the business of underwriting securities issued by other persons, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio investments;

         (6) invest in real estate or commodities, except that the Fund may (a) invest in securities directly or indirectly secured by real estate and interests therein and securities of companies that invest in real estate and interests therein, including mortgages and other liens; and (b) enter into financial futures contracts and options thereon for hedging purposes and enter into forward contracts; and

         (7) make loans, except that the Fund may (a) make, purchase, or hold publicly and nonpublicly offered debt securities (including convertible securities) and other debt investments, including loans, consistent with its investment objective; (b) lend its portfolio securities to broker-dealers; and
(c) enter into repurchase agreements.

         It is the position of the staff of the Securities and Exchange Commission (the "Commission") that investment (including holdings of debt securities) of 25% or more of the value of the Fund's assets in any one industry represents concentration; it being understood that securities issued by the U.S. government or state governments or political subdivisions thereof are excluded from the calculation because these issuers are not considered by the staff of the Commission to be members of any industry.

OTHER FUNDAMENTAL POLICIES

         Notwithstanding any other investment policy or restriction, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the non-fundamental policies set forth below, which may be changed without shareholder approval.

         The Fund may not do the following:

         (1) borrow money except for temporary or emergency purposes (not for leveraging or investment), and it will not purchase any security while borrowings representing more than 5% of its total assets are outstanding;

         (2)(a) sell securities short (except by selling futures contracts or writing covered options), unless it owns, or by virtue of ownership of other securities, has the right to obtain, without additional consideration, securities identical in kind and amount to the securities sold short; or (b) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and provided that the Fund may make initial and variation so-called "margin" payments in connection with purchases or sales of futures contracts or of options on futures contracts or forwards or other similar instruments;

         (3) pledge, mortgage, or hypothecate its assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with its investment restrictions on borrowings, and provided that the Fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts or forwards or other similar instruments;

         (4) purchase the securities of any other investment company, except by purchase in the open market subject only to customary broker's commissions and provided that any such purchase will not result in duplication of sales charges or management fees, and except in connection with any merger, consolidation, or reorganization;

         (5) invest in oil, gas, or other mineral leases or development programs (except the Fund may invest in companies that own or invest in such interests);

         (6) invest in real estate limited partnerships; and

         (7) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets; included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges; warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

OTHER NON-FUNDAMENTAL POLICIES

         The Fund intends to follow the policies of the Commission as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of its net assets. The purchase of restricted securities is not to be deemed engaging in underwriting.

         In order to permit the sale of Fund shares in certain or foreign countries, the Fund may make commitments more restrictive than the investment restrictions and undertakings described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it may revoke the commitment by terminating sales of its shares in the country involved.

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                             DISTRIBUTIONS AND TAXES

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         The Fund distributes to its shareholders  dividends from net investment income quarterly and net realized capital gains, if any, annually in shares or, at the option of the shareholder, in cash. Distributions are taxable whether received in cash or additional shares. Shareholders who have not opted, prior to the record date for any distribution, to receive cash will receive a number of distributed shares determined on the basis of the amount of the distribution and the Fund's net asset value per share computed at the end of the day on the record date after adjustment for the distribution. Net asset value is used in
computing   the  number  of  shares  in  both  gains  and  income   distribution
reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         Distributed long-term capital gains are taxable as such to the shareholder regardless of the period of time Fund shares have been held by the shareholder. If such shares are held less than six months and redeemed at a loss, however, the shareholder will recognize a long-term capital loss on such shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution, it intends to distribute only the Fund's net capital gains and such income as has been pre-determined, to the best of the Fund's ability, to be taxable as ordinary income. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.

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                             VALUATION OF SECURITIES

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         Current values for the Fund's  securities  are generally  determined as follows:

         (1) securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Trustees;

         (2) securities traded in the over-the-counter market, other than on NMS, for which market quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation;

         (3) instruments maturing in more than sixty days, for which market quotations are readily available, are valued at current market value;

         (4) instruments purchased maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

         (5) instruments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and

         (6) the following securities are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which complete quotations are not readily available; (b) listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets.

         The Fund believes that reliable market quotations are generally not readily available for purposes of valuing certain fixed income securities. As a result, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures that have been approved by the Board of Trustees. The Board of Trustees has authorized the use of a pricing service to determine the fair value of such fixed income securities and certain other securities.

         Foreign securities for which market quotations are not readily available are valued on the basis of valuations provided by a pricing service, approved by the Fund's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities and various relationships between securities and yield to maturity in determining value.

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                                    BROKERAGE

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SELECTION OF BROKERS

         In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

         1. overall direct net economic result to the Fund;

         2. the efficiency with which the transaction is effected;

         3. the broker's ability to effect the transaction where a large block is involved;

         4. the broker's readiness to execute potentially difficult transactions in the future;

         5. the financial strength and stability of the broker; and


         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information.

         The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         Should the Fund or Keystone receive research and other statistical and factual information from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that the cost, value and specific application of such information are indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         Neither   the  Fund  nor   Keystone   intends  on  placing   securities
transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above.

BROKERAGE COMMISSIONS

         The Fund expects to purchase and sell its equity securities through brokerage transactions for which commissions are payable. Purchases and sales of debt securities will usually be principal transactions. Such debt securities, however, are purchased directly from the issuer or from an underwriter or market maker for the securities. The Fund does not usually pay brokerage commissions when buying a security in a principal transaction. Purchases from underwriters will include the underwriting commission or concession. Purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

         In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

         Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

         The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, the Principal Underwriter, or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees will, from time to time, review the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

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                                  SALES CHARGES

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         The Fund offers  three  classes of shares that  differ  primarily  with respect to sales charges and distribution fees. As described below, depending upon the class of shares that you purchase, the Fund will impose a sales charge when you purchase Fund shares, a contingent deferred sales charge (a "CDSC") when you redeem Fund shares or no sales charges at all. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans"). If imposed, the Fund deducts CDSCs from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor. See the prospectus for additional information on a particular class.

CLASS DISTINCTIONS

CLASS A SHARES
         With certain exceptions, when you purchase Class A shares after January 1, 1997, you will pay a maximum sales charge of 4.75%, payable at the time of purchase. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS B SHARES
         The Fund offers Class B shares at net asset value (without an initial sales charge). With respect to Class B shares purchased after January 1, 1997, the Fund charges a CDSC on shares redeemed as follows:

         REDEMPTION TIMING                                          CDSC RATE
         Month of purchase and the first twelve-month
              period following the month of purchase....................5.00%
         Second twelve-month
              period following the month of purchase....................4.00%
         Third twelve-month
              period following the month of purchase....................3.00%
         Fourth twelve-month
              period following the month of purchase....................3.00%
         Fifth twelve-month
              period following the month of purchase....................2.00%
         Sixth twelve-month
              period following the month of purchase....................1.00%
         Thereafter.....................................................0.00%

         Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") the Fund's transfer and dividend disbursing agent.)

CLASS C SHARES
         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Fund offers Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Fund will charge a CDSC of 1.00%, if you redeem shares purchased after January 1, 1997, during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

         Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares. Upon request for redemption, the Fund will redeem shares not subject to the CDSC first. Thereafter, the Fund will redeem shares held the longest first.

SHARES THAT ARE NOT SUBJECT TO A SALES CHARGE OR CDSC

EXCHANGES
         The Fund does not charge a CDSC when you exchange your shares for the shares of the same class of another Keystone America Fund. However, if you are exchanging shares that are still subject to a CDSC, the CDSC will carry over to the shares you acquire by the exchange. Moreover, the Fund will compute any future CDSC based upon the date you originally purchased the shares you tendered for exchange.

         WAIVER OF SALES CHARGES Purchases of the Fund's Class A shares made after January 1, 1997, (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; and (e) employees of First Union National Bank of North Carolina ("FUNB") and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

         Shares of the Fund may also be sold, to the extent permitted by applicable law, regulations, interpretations, or exemptions, at net asset value without the imposition of an initial sales charge to (1) certain Directors, Trustees, officers, full-time employees or sales representatives of the Fund, Keystone, the Principal Underwriter, and certain of their affiliates who have been such for not less than ninety days, and to members of the immediate families of such persons; (2) a pension and profit-sharing plan established by such companies, their subsidiaries and affiliates, for the benefit of their Directors, Trustees, officers, full-time employees, and sales representatives; or (3) a registered representative of a firm with a dealer agreement with the Principal Underwriter; provided, however, that all such sales are made upon the written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         No initial sales charge or CDSC is imposed on purchases or redemptions of shares of the Fund by a bank or trust company in a single account in the name of such bank or trust company as trustee, if the initial investment in shares of the Fund or any fund in the Keystone Investments Family of Funds, purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

         With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

         In addition, no CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under a Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

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                               DISTRIBUTION PLANS

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         Rule 12b-1 under the 1940 Act permits investment companies, such as the
Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1 (a "Distribution Plan").

         The Fund's Class A, B, and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Independent Trustees").

         The NASD limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

CLASS A DISTRIBUTION PLAN

         The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter of the Fund to enable the Principal Underwriter to pay or to have paid to others who sell Class A shares a service or other fee, at any such intervals as the Principal Underwriter may determine, in respect of Class A shares maintained by any such recipient and outstanding on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLAN

         The Class B Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of a Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party may also receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund ("Advances"). The Principal Underwriter intends to seek full reimbursement of such Advances from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such reimbursements of Advances, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Class B Distribution Plan.

         In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to the Principal Underwriter sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning with the Fund's initial public offering through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plans, the Fund may be subject to adverse distribution consequences.

         The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

CLASS C DISTRIBUTION PLAN

         The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipient and outstanding on the books of the Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by such Distribution Plan as stated above.

         Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares. If the Class B Distribution Plan is terminated, the Principal Underwriter and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such Advances.

         Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on each amendment.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans have benefited the Fund.

--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:            Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone Investments Families of Funds; Professor, Finance Department, George
                             Washington University;  President, Amling & Company
                             (invest ment advice); and former Member, Board of Advisers, Credito Emilano (banking).

LAURENCE B. ASHKIN:          Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of Funds;  Trustee of all the Evergreen funds other
                             than  Evergreen   Investment   Trust;  real  estate
                             developer   and   construction   consultant;    and
                             President   of   Centrum   Equities   and   Centrum
                             Properties, Inc.

CHARLES A. AUSTIN III:       Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of  Funds;   Investment   Counselor   to   Appleton
                             Partners,   Inc.;  and  former  Managing  Director,
                             Seaward Management Corporation (investment advice).

FOSTER BAM:                  Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of Funds;  Trustee of all the Evergreen funds other
                             than Evergreen Investment Trust; Partner in the law
                             firm of Cummings & Lockwood;  Director,  Symmetrix,
                             Inc.  (sulphur  company)  and  Pet  Practice,  Inc.
                             (veterinary   services);   and   former   Director,
                             Chartwell  Group  Ltd.   (Manufacturer   of  office
                             furnishings   and   accessories),   Waste  Disposal
                             Equipment      Acquisition      Corporation     and
                             Rehabilitation      Corporation      of     America
                             (rehabilitation hospitals).

*GEORGE S. BISSELL:          Chairman of the Board,  Chief Executive Officer and
                             Trustee of the Fund;  Chairman of the Board,  Chief
                             Executive  Officer  and  Trustee or Director of all
                             other funds in the Keystone Investments Families of
                             Funds;   Chairman  of  the  Board  and  Trustee  of
                             Anatolia  College;  Trustee of University  Hospital
                             (and Chairman of its Investment Committee);  former
                             Director  and  Chairman  of the  Board of  Hartwell
                             Keystone;   and  former   Chairman  of  the  Board,
                             Director  and Chief  Executive  Officer of Keystone
                             Investments.

EDWIN D. CAMPBELL:           Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of Funds;  Principal,  Padanaram Associates,  Inc.;
                             and  former   Executive   Director,   Coalition  of
                             Essential Schools, Brown University.

CHARLES F. CHAPIN:           Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of  Funds;  and  former   Director,   Peoples  Bank
                             (Charlotte, NC).

K. DUN GIFFORD:              Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of Funds;  Trustee,  Treasurer  and Chairman of the
                             Finance  Committee,   Cambridge  College;  Chairman
                             Emeritus and Director,  American  Institute of Food
                             and   Wine;   Chairman   and   President,   Oldways
                             Preservation and Exchange Trust (education); former
                             Chairman of the Board, Director, and Executive Vice
                             President,   The  London  Harness  Company;  former
                             Managing Partner,  Roscommon Capital Corp.;  former
                             Chief  Executive  Officer,  Gifford  Gifts  of Fine
                             Foods;   former  Chairman,   Gifford,   Drescher  &
                             Associates (environmental  consulting);  and former
                             Director, Keystone Investments and Keystone.

JAMES S. HOWELL:             Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of Funds;  Chairman  and  Trustee of the  Evergreen
                             funds;   former   Chairman   of  the   Distribution
                             Foundation  for  the  Carolinas;  and  former  Vice
                             President of Lance Inc. (food manufacturing).

LEROY KEITH, JR.:            Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of Funds; Chairman of the Board and Chief Executive
                             Officer,  Carson  Products  Company;   Director  of
                             Phoenix  Total  Return  Fund  and  Equifax,   Inc.;
                             Trustee   of   Phoenix    Series   Fund,    Phoenix
                             Multi-Portfolio  Fund,  and The  Phoenix  Big  Edge
                             Series  Fund;  and  former   President,   Morehouse
                             College.

F. RAY KEYSER, JR.:          Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of Funds; Chairman and Of Counsel,  Keyser, Crowley
                             & Meub,  P.C.;  Member,  Governor's (VT) Council of
                             Eco  nomic  Advisers;  Chairman  of the  Board  and
                             Director,    Central    Vermont    Public   Service
                             Corporation and Lahey Hitchcock  Clinic;  Director,
                             Vermont  Yankee  Nuclear Power  Corporation,  Grand
                             Trunk  Corporation,  Grand Trunk Western  Railroad,
                             Union Mutual Fire  Insurance  Company,  New England
                             Guaranty   Insurance   Company,   Inc.,   and   the
                             Investment Company  Institute;  former Director and
                             President, Associated Industries of Vermont; former
                             Director  of  Keystone,  Central  Vermont  Railway,
                             Inc., S.K.I. Ltd., and Arrow Financial Corp.; and former Director and Chairman of the Board, Proctor
                             Bank and Green Mountain Bank.

GERALD M. MCDONELL:          Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of Funds; Trustee of the Evergreen funds; and Sales
                             Representative   with  Nucor-Yamoto,   Inc.  (Steel
                             producer).

THOMAS L. MCVERRY:           Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone Investments Families of Funds; Trustee of the Evergreen funds; former
                             Vice President and Director of Rexham  Corporation;
                             and former Director of Carolina Cooperative Federal
                             Credit Union.

*WILLIAM WALT PETTIT:        Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone Investments Families of Funds; Trustee of the Evergreen funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:         Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of Funds;  Vice  Chair and  former  Executive  Vice
                             President,   DHR  International,   Inc.  (executive
                             recruitment);  former Senior Vice President, Boyden
                             International Inc. (executive recruit ment); and Director, Commerce and Industry Association of New
                             Jersey,  411  International,  Inc., and J&M Cumming
                             Paper Co.

RUSSELL A. SALTON,  III MD:  Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone Investments Families of Funds; Trustee of the Evergreen funds; Medical Director, U.S. Health Care/Aetna Health Services; and former Managed Health Care Consultant; former President, Primary Physician Care.

MICHAEL S. SCOFIELD:         Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone Investments Families of Funds; Trustee of the Evergreen funds; and Attorney, Law Offices of Michael S. Scofield.

RICHARD J. SHIMA:            Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of Funds; Chairman,  Environmental  Warranty,  Inc.
                             (Insurance  agency);  Executive  Consultant,  Drake
                             Beam Morin, Inc. (executive outplacement); Director
                             of Connecticut  Natural Gas  Corporation,  Hartford
                             Hospital,  Old State House  Association,  Middlesex
                             Mutual  Assurance  Company,  and Enhance  Financial
                             Services,   Inc.;  Chairman,   Board  of  Trustees,
                             Hartford Graduate Center; Trustee, Greater Hartford
                             YMCA;  former  Director,  Vice  Chairman  and Chief
                             Investment  Officer,  The  Travelers   Corporation;
                             former Trustee, Kingswood-Oxford School; and former
                             Managing  Director and Consultant,  Russell Miller,
                             Inc.

*ANDREW J. SIMONS:           Trustee  of the Fund;  Trustee or  Director  of all
                             other funds in the Key stone  Investments  Families
                             of  Funds;  Partner,   Farrell,  Fritz,  Caemmerer,
                             Cleary,   Barnosky  &  Armentano,   P.C.;   Adjunct
                             Professor  of Law and former  Associate  Dean,  St.
                             John's University School of Law; Adjunct Professor of Law, Touro College School of Law; and former
                             President, Nassau County Bar Association.


JOHN J. PILEGGI:             President and Treasurer of the Fund;  President and
                             Treasurer  of  all  other  funds  in  the  Keystone
                             Investments   Families  of  Funds;   President  and
                             Treasurer of the Evergreen  funds;  Senior Managing
                             Director,  Furman  Selz LLC  since  1992;  Managing
                             Director from 1984 to 1992; 230 Park Avenue,  Suite
                             910, New York, NY.

GEORGE O. MARTINEZ:          Secretary of the Fund; Secretary of all other funds
                             in the  Keystone  Investments  Families  of  Funds;
                             Senior    Vice    President    and    Director   of
                             Administration and Regulatory Services,  BISYS Fund
                             Services; 3435 Stelzer Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

         Mr. Bissell is deemed an "interested person" of the Fund by virtue of his ownership of stock of First Union Corporation ("First Union"), of which Keystone is an indirect wholly-owned subsidiary. See "Investment Adviser." Mr. Pettit and Mr. Simons may each be deemed an "interested person" as a result of certain legal services rendered to a subsidiary of First Union by their respective law firms, Holcomb and Pettit, P.A. and Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C. As of the date hereof, Mr. Pettit and Mr. Simons are each applying for an exemption from the SEC which would allow them to retain their status as an Independent Trustee.

         After the transfer of EKD and its related mutual fund distribution and administration business to BISYS, it is expected that all of the officers of the Fund will be officers and/or employees of BISYS.
See "Sub-administrator."

         Annual retainers and meeting fees paid by all funds in the Keystone Investments Families of Funds (which includes more than thirty mutual funds) for the calendar year ended December 31, 1995 totaled approximately $450,716. As of July 31, 1996, the Trustees and officers beneficially owned less than 1% of the Fund's then outstanding Class A, Class B and Class C shares, respectively.

         Except as set forth above, the address of all of the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

--------------------------------------------------------------------------------

                               INVESTMENT ADVISER

--------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, provides investment advice, management and administrative services to the Fund. Keystone, organized in 1932, is a wholly-owned subsidiary of Keystone Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         On December 11, 1996, the predecessor corporation to Keystone Investments and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by FUNB, a wholly-owned subsidiary of First Union Corporation ("First Union"). The predecessor corporation to
Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"). The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996.

         Keystone Investments and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment
advisory,   management  and  administrative  services,  office  facilities,  and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

         The Fund pays for all charges and expenses, other than those specifically referred to as being borne by Keystone, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan; (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws;
(11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         The Fund pays Keystone a fee for its services at the annual rate of:


ANNUAL                                              AGGREGATE NET ASSET VALUE
MANAGEMENT                                                      OF THE SHARES
FEE                           INCOME                              OF THE FUND
                              1.5% of
                         Gross Dividend and
                         Interest Income, Plus

0.60% of the first                                       $  100,000,000, plus
0.55% of the next                                        $  100,000,000, plus
0.50% of the next                                        $  100,000,000, plus
0.45% of the next                                        $  100,000,000, plus
0.40% of the next                                        $  100,000,000, plus
0.35% of the next                                        $  500,000,000, plus
0.30% of amounts over                                    $ 1,000,000,000.



Keystone's fee is computed as of the close of business each business day and payable daily.

         Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         Keystone has currently voluntarily limited the expenses of the Fund's Class A, B, and C shares to 1.50%, 2.25%, and 2.25% of each class's average daily net assets respectively. Keystone intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate these limitations and may modify or terminate them in the future. Keystone will not be required to reimburse the Fund to the extent such reimbursement would result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code.


--------------------------------------------------------------------------------

                              PRINCIPAL UNDERWRITER

--------------------------------------------------------------------------------

         The Fund has entered into Principal Underwriting Agreements (each an "Underwriting Agreement") with EKD with respect to each class. EKD, which is not affiliated with First Union, replaces EKIS as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions.

         The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that the Principal Underwriter will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. The Principal
Underwriter or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the public offering price of the shares, which is determined in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the SEC and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

         The Principal Underwriter has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. The Principal Underwriter has also agreed that it will indemnify and hold harmless the Fund and each person who has been, is, or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         Each Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Fund's Independent Trustees, and (ii) by vote of a majority of the Fund's Trustees, in each case, cast in person at a meeting called for that purpose.

         Each Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. Each Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Principal Underwriter's judgment, it could benefit the sales of Fund shares, the Principal Underwriter may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.


--------------------------------------------------------------------------------

                                SUB-ADMINISTRATOR

--------------------------------------------------------------------------------

         Furman Selz provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement Furman Selz will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of the Fund.
Furman Selz is located at 230 Park Avenue, New York, New York 10169.

         It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator for the Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.


--------------------------------------------------------------------------------

                              DECLARATION OF TRUST

--------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

         The Fund is a Massachusetts business trust established under a Declaration of Trust dated June 19, 1996 (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. A copy of the Declaration of Trust is filed as an exhibit to the Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that class. Upon liquidation, shares are entitled to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. The Fund is authorized to issue additional classes or series of shares. The Fund currently issues Class A, B and C shares, but may issue additional classes or series of shares.

SHAREHOLDER LIABILITY

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If the Fund were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Fund's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the Fund's outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

         The Trustees have absolute and exclusive control over the management and disposition of assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.

--------------------------------------------------------------------------------

                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

--------------------------------------------------------------------------------

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added and the maximum sales charge deducted and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The Fund does not presently intend to advertise current yield.


--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

REDEMPTIONS IN KIND

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorized payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

GENERAL

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian (the "Custodian") of all securities and cash of the Fund. The Custodian performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, serves as the independent auditors for the Fund.

         EKSC 101 Main Street, Cambridge, Massachusetts 02142, a wholly-owned subsidiary of Keystone, acts as transfer agent and dividend disbursing agent for the Fund.

         As of July 31, 1996, Keystone owned 100% of the Fund's outstanding Class A, B, and C shares.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and statement of additional information omit certain information contained in the Fund's Registration Statement filed with the Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

         The Fund is one of 16 different investment companies in the Keystone America Fund Family, which offers a range of choices to serve shareholder needs. In addition to the Fund, the Keystone America Fund Family consists of the following Funds having the various investment objectives described below:

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities.

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada) and Latin America (Mexico and countries in South and Central America).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE SMALL COMPANY GROWTH FUND II - Seeks long-term capital growth through investments primarily in equity securities of companies with small market capitalizations.

KEYSTONE STATE TAX FREE FUND - A mutual fund consisting of four separate series of shares investing in different portfolio securities each of which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND - SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities each of which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STRATEGIC DEVELOPMENT FUND - Seeks long-term capital growth by investing primarily in equity securities.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds.

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investment in debt securities denominated in U.S. and foreign currencies.

                                    APPENDIX


         This Appendix provides additional information about the various securities in which the Fund may invest and investment techniques that the Fund may employ. Specifically, the Appendix provides a more detailed explanation of
(i) stock and corporate bond ratings, (ii) high yield, high risk bonds, (iii) limited partnerships, (iv) money market instruments, and (v) derivative instruments.


                       COMMON AND PREFERRED STOCK RATINGS


S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, Standard & Poor's Corporation ("S&P") believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

         Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

         S&P has established a computerized scoring system based on per-share earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicality. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these scores for earnings and dividends are determined.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

A+ Highest                  B+  Average               C  Lowest
A   High                    B   Below Average         D  In Reorganization
A   Above Average           B-  Lower

    S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

MOODY'S COMMON STOCK RANKINGS

    Moody's Investors Services, Inc. ("Moody's") presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (I) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (ii) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes;
(iii) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (iv) interim earnings for the current year to date, plus three previous years; (v) dividend information; (vi) company background; (vii) recent corporate developments; (viii) prospects for a company in the immediate future and the next few years; and (ix) a ten year comparative statistical analysis.

    This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

    These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

    1.  High Grade
    2.  Investment Grade
    3.  Medium Grade
    4.  Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

Preferred stock ratings and their definitions are as follows:

    1. AAA: An issue that is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    2. AA: An issue that is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

    3. A: An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    4. BAA: An issue that is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    5. BA: An issue that is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    6. B: An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    7. CAA: An issue that is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    8. CA: An issue that is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    9. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

    An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

    The ratings are based, in varying degrees, on the following considerations:

    1. likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2. nature of and provisions of the obligation; and

    3. protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Bond ratings are as follows:

    1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

    Moody's ratings are as follows:

    1. AAA - Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    2. AA - Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

    3. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    4. BAA - Bonds that are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    5. BA - Bonds that are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    6. B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    Keystone considers the ratings of Moody's and S&P assigned to various securities, but does not rely solely on ratings assigned by Moody's and S&P because (I) Moody's and S&P assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies; and (ii) there can be large differences among the current financial conditions of issuers within the same rating category.


                          BELOW INVESTMENT GRADE BONDS


    Prior to the 1980's, corporate bonds were primarily issued to finance growth and development. Below investment grade bonds were predominantly bonds that often traded at discounts from par because the company's credit ratings had been downgraded. The rapid growth of the noninvestment grade sector of the bond market during the 1980s was largely attributable to the issuance of such bonds to finance corporate reorganizations. This growth paralleled a long economic expansion. An economic downturn could severely disrupt the market for high yield, high risk bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest.

    In addition, investors should be aware of the following risks relating to high yield, high risk debt securities:

    1. Securities rated BB or lower by S&P or Ba or lower by Moody's are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.

    2. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

    3. The value of certain securities held by the Fund may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

    4. The values of certain securities, like those of other fixed income securities, fluctuate in response to changes in interest rates. When interest rates decline, the value of a portfolio invested in bonds can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in bonds can be expected to decline. However, the prices of these bonds are generally less sensitive to interest rate changes than higher-rated bonds, but more sensitive to adverse or positive economic changes or individual corporate developments.

    5. The secondary market for certain securities held by the Fund may be less liquid at certain times than the secondary market for higher quality debt securities, which may have an adverse effect on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its assets.

    6. Zero coupon bonds and Payment in Kind bonds ("PIKs") involve additional special considerations. A zero coupon bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. A zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. PIK bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. PIK bonds trade flate (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment.

    Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay interest currently. Even though these investments do not pay current interest in cash, the Fund is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends.

                              LIMITED PARTNERSHIPS

    The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development and other projects.

    For an organization classified as a partnership under the Internal Revenue Code, each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid taxation and to pass through income to the holder of the partnership unit at lower individual rates.

    A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Commission and are freely exchanged on a securities exchange or in the over-the-counter market.

                            MONEY MARKET INSTRUMENTS

    Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

    Commercial paper will consist of issues rated at the time of purchase A-1 by S&P, or PRIME-1 by Moody's; or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase AAA, AA or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

S&P RATINGS

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

    A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

MOODY'S RATINGS

    The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

    1. The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of PRIME-1 issuers is normally evidenced by the following characteristics:

         (a)      leading market positions in well-established industries;
         (b)      high rates of return on funds employed;
         (c) conservative capitalization structures with moderate reliance on debt and ample asset protection;
         (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
         (e) well established access to a range of financial markets and assured sources of alternate liquidity.

    In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

U.S. CERTIFICATES OF DEPOSIT

    U.S. Certificates of deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

    U.S. Certificates of deposit will be limited to U.S. dollar denominated certificates of U.S. banks, including their branches abroad, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and of U.S. branches of foreign banks, each of which have total assets at the time of purchase in excess of $1 billion.

UNITED STATES GOVERNMENT SECURITIES

    Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association ("GNMA"). Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S.

    Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

    Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. While the Fund may invest in such instruments, U.S. government securities do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Interamerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

BANKERS' ACCEPTANCES

    Bankers'  acceptances  typically arise from short-term  credit  arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.


                             DERIVATIVE INSTRUMENTS

    Derivatives have been variously defined to include forwards, futures, options, mortgage-backed securities, other asset-backed securities and structured securities, such as interest rate swaps, equity swaps, index swaps, currency swaps and caps and floors. These basic vehicles can also be combined to create more complex products, called hybrid derivatives. The following discussion addresses options, futures, foreign currency transactions, mortgage-backed and other asset-backed securities, structured securities, swaps, caps, and floors.

OPTIONS TRANSACTIONS

WRITING COVERED OPTIONS

    The Fund writes only covered options. Options written by the Fund will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

    Unless the option has been exercised, the Fund may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

    An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

    Because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Fund may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

    Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation ("OCC"), a clearing corporation which assumes responsibility for the completion of options transactions.

OPTION WRITING AND RELATED RISKS

    The Fund may write covered call and put options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

    So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges ("Exchanges"), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

    The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such securities.

    Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

    To the extent that a secondary market is available the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, on a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

PURCHASING PUT AND CALL OPTIONS

    The Fund can close out a put option it has purchased by effecting a closing sale transaction; for example, the Fund may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Fund wishes to effect a closing sale transaction, the Fund will have to exercise the option to realize any profit. In addition, in a transaction in which the Fund does not own the security underlying a put option it has purchased, the Fund would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option. In each such instance, the Fund would incur additional transaction costs. The Fund may also purchase call options for the purpose of offsetting previously written call options of the same series.

    The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which the Fund may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.

    The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (protective puts) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's securities. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefitting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize a loss on the purchase of the put option.

    The Fund may purchase put and call options on securities indices for the same purposes as the purchase of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

OPTIONS TRADING MARKETS

    Options in which the Fund will trade are generally listed on Exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in the prospectus and the statement of additional information.

    The staff of the Commission currently is of the view that the premiums which the Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund are considered to be invested in illiquid securities or assets for the purpose of the Fund's compliance with its policies pertaining to illiquid securities.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

    ON TREASURY BONDS AND NOTES. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

    ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with the Fund's Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

     ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options in the over the counter market or, should they commence trading, on any Exchange.

    Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

    A GNMA certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Fund closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

    RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid  secondary market include the following:
(i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or a broker to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

    The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

    The Fund intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

    The Fund intends to engage in options transactions that are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

    Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to enter into such futures contracts for speculation.

FUTURES CONTRACTS

    Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indexes as the underlying commodity.

    U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the U.S. are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

    The Fund intends to purchase call and put options on currency and other financial futures contracts and sell such options. Options on currency and other financial futures contracts are similar to options on stocks except that an option on a currency or other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, currency or other financial instruments at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

    The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

    The purchase of protective put options on financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

    The purchase of call options on currency and other financial futures contracts represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, the purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on currency or other financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

    The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas that may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

    The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

    In instances involving the purchase or sale of futures contracts by the Fund, an amount of cash and cash equivalents or securities equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian. In addition, in the case of a purchase, the Fund may be required to make a deposit to a margin account with a Broker to collateralize the position, and in the case of a sale, the Fund may be required to make daily deposits to the buyer's margin account. The Fund would make such deposits in order to insure that the use of such futures is unleveraged.

RISKS OF FUTURES CONTRACTS

    Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

    At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

    Because of the low margin deposits required, futures trading normally involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. In order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

    Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

    In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

FOREIGN CURRENCY TRANSACTIONS

    The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign currencies. Thus, the Fund's share value will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

    As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

    Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the U.S. is regulated under the Commodity Exchange Act by the CFTC and NFA. Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to only engage in currency futures contracts for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies that will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

    Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the U.S. and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in marks, sterling, yen, Swiss francs and Canadian dollars. Options can be exercised at any time during the contract life and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment as it cannot walk away from the futures contract as it can an option contract.

    The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

    The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

    The purchase of protective put options on a foreign currency is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

    The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, the purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

    The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

    Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

    Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

    Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

    Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

    Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party.

    Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

    Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

COUNTRY RISK

    At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Governments take such measures for example to improve control over the domestic banking system or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payment interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

    Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules that interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

    Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

    Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain) or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

    Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

    Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

COLLATERALIZED MORTGAGE OBLIGATIONS

    The Fund, if permitted by its investment policies, may also invest in fixed rate and adjustable rate collateralized mortgage obligations ("CMOs"), including CMOs with rates that move inversely to market rates that are issued by and guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. The principal governmental issuer of CMOs is FNMA. In addition, FHLMC issues a significant number of CMOs. The Fund, if permitted to invest in CMOs, will not invest in CMOs that are issued by private issuers. CMOs are debt obligations collateralized by Mortgage Securities in which the payment of the principal and interest is supported by the credit of, or guaranteed by, the U.S. government or an agency or instrumentality of the U.S. government. The secondary market for CMOs is actively traded.

    CMOs are structured by redirecting the total payment of principal and interest on the underlying Mortgage Securities used as collateral to create classes with different interest rates, maturities and payment schedules. Instead of interest and principal payments on the underlying Mortgage Securities being passed through or paid pro rata to each holder (e.g., the Fund), each class of a CMO is paid from and secured by a separate priority payment of the cash flow generated by the pledged Mortgage Securities.

    Most CMO issues have at least four classes. Classes with an earlier maturity receive priority on payments to assure the early maturity. After the first class is redeemed, excess cash flow not necessary to pay interest on the remaining classes is directed to the repayment of the next maturing class until that class is fully redeemed. This process continues until all classes of the CMO issue have been paid in full. Among the CMO classes available are floating (adjustable) rate classes, which have characteristics similar to ARMS, and inverse floating rate classes whose coupons vary inversely with the rate of some market index. The Fund, if allowed to purchase CMOs, may purchase any class of CMO other than the residual (final) class.

INTEREST-RATE SWAP CONTRACTS

    Interest rate swaps are OTC agreements between parties and counterparties to make periodic payments to each other for a stated time, generally entered into for the purpose of changing the nature or amount of interest being received on debt securities held by one or both parties. The calculation of these payments is based on an agreed-upon amount called the "notional amount." The notional amount is not typically exchanged in swaps (except in currency swaps). The periodic payments may be fixed or floating. Floating payments change (positively or inversely) with fluctuations in interest or currency rates or equity or commodity prices, depending on the swap contract's terms. Swaps may be used to hedge against adverse changes in interest rates, for instance. Thus, if permitted by its investment policies, the Fund may have a portfolio of debt instruments (ARM's, for instance) the floating interest rates of which adjust frequently because they are tied positively to changes in market interest rates. The Fund would then be exposed to interest rate risk because a decline in interest rates would reduce the interest receipts on its portfolio. If the investment adviser believed interest rates would decline, the Fund, if permitted by its investment policies, could enter into an interest rate swap with another financial institution to hedge the interest rate risk. In the swap contract, the Fund would agree to make payments based on a floating interest rate in exchange for receiving payments based on a fixed interest rate. Thereafter, if interest rates declined, the Fund's fixed rate receipts on the swap would offset the reduction in its portfolio receipts. If interest rates rose, the higher rates the Fund could obtain from new portfolio investments (assuming sale of existing investments) would offset the higher rates it paid under the swap agreement.

EQUITY SWAP CONTRACTS

    The counterparty to an equity swap contract would typically be a bank, investment banking firm or broker/dealer. For example, the counterparty would generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value if such notional amount had been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such index stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. If permitted by its investment policies, the Fund will only enter into equity swap contracts on a net basis, I.E., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under equity swap contracts may be made at the conclusion of the contract or periodically during its term.

    If permitted by its investment policies, the Fund may also from time to time enter into the opposite side of equity swap contracts (I.E., where the Fund is obligated to pay the increase (net of interest) or received the decrease (plus interest) on the contract) to reduce the amount of the Fund's equity market exposure consistent with the Fund's investment objective(s) and policies. These positions are sometimes referred to as "reverse equity swap contracts."

    Equity swap contracts will not be used to leverage the Fund. Since the Commission considers equity swap contracts and reverse equity swap contracts to be illiquid securities, the Fund will not invest in equity swap contracts or reverse equity swap contracts if the total value of such investments together with that of all other illiquid securities that the Fund owns would exceed the Fund's limitations on investments in illiquid securities.

    The Fund does not believe that its obligations under equity swap contracts or reverse equity swap contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of the Fund's obligations over its respective entitlement with respect to each equity swap contract and each reverse equity swap contract will be accrued on a daily basis and an amount of cash, U. S. Government Securities or other liquid high quality debt securities having an aggregate market value at lease equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian.

CURRENCY SWAPS, INDEX SWAPS AND CAPS AND FLOORS

    A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of reference indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds an agree-upon interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. If permitted by the Fund's investment policies, the investment adviser expects to enter into these types of transactions on behalf of the Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date rather than for speculative purposes. Accordingly, if permitted by the Fund's investment policies, the Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors unless it owns securities or other instruments providing the income stream the Fund may be obligated to pay. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

SPECIAL RISKS OF SWAPS, CAPS AND FLOORS

    As with futures, options, forward contracts, and mortgage backed and other asset-backed securities, the use of swap, cap and floor contracts exposes the Fund to additional investment risk and transaction costs. These risks include operational risk, market risk and credit risk.

    Operational risk includes, among others, the risks that the investment adviser will incorrectly analyze market conditions or will not employ appropriate strategies and monitoring with respect to these instruments or will be forced to defer closing out certain hedged positions to avoid adverse tax consequences.

    Market risk includes, among others, the risks of imperfect correlations between the expected values of the contracts, or their underlying bases, and movements in the prices of the securities or currencies being hedged, and the possible absence of a liquid secondary market for any particular instrument at any time. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively more illiquid. Nevertheless, a secondary market for swaps is never assured, and caps and floors, which are more recent innovations for which standardized documentation has not yet been fully developed, are much less liquid than swaps.

    Credit risk is primarily the risk that counterparties may be financially unable to fulfill their contracts on a timely basis, if at all. If there is a default by the counterparty to any such contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that contract counterparties will be able to meet contract obligations or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to such contracts. The Fund will closely monitor the credit of swap counterparties in order to minimize this risk. The Fund will not enter into any equity swap contract or reverse equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P.

                                       F-1
                            KEYSTONE BALANCED FUND II

                             STATEMENT OF NET ASSETS

                                  JUNE 30, 1996

  ASSETS:
           Cash (Note 1)                                   $100,000
           Prepaid registration                              60,000
           Organizational expenses (Note 2)                  25,200
                                                           --------
           Total assets                                     185,200

  LIABILITIES:
           Accrued expenses                                  85,200
                                                           --------
  NET ASSETS                                               $100,000
                                                           ========

  Net assets represented by: (Note 3)
   Class A Shares: Net assets equivalent to $10.00
    per share for 4,000 shares                             $ 40,000

   Class B Shares: Net assets equivalent to $10.00
    per share for 3,000 shares                               30,000

   Class C Shares: Net assets equivalent to $10.00
    per share for 3,000 shares                               30,000
                                                           --------
         Total net assets                                  $100,000
                                                           ========

    Net asset value and redemption price per share:
           Class A                                        $10.00
                                                          ======
           Class B                                        $10.00
                                                          ======
           Class C                                        $10.00
                                                          ======


    Offering price per share:
           Class A (Including 5.75% sales charge)         $10.61
                                                          ======
           Class B                                        $10.00
                                                          ======
           Class C                                        $10.00
                                                          ======

                  See Notes to Statement of Net Assets


18502

                                       F-2
                            KEYSTONE BALANCED FUND II

                        NOTES TO STATEMENT OF NET ASSETS

                                  JUNE 30, 1996

    1. Keystone Balanced Fund II (the "Fund") was organized on June 19, 1996, and had no operations prior to June 30, 1996 other than organizational matters and activities in connection with the purchase of 10,000 shares of the Fund by Keystone Investment Management Company ("Keystone"). The Fund is a mutual fund that seeks income and capital appreciation by investing in a balanced portfolio.

    Keystone is a wholly-owned subsidiary of Keystone Investments, Inc.("Keystone Investments"), a private corporation predominantly owned by current and former members of management and certain employees of Keystone Investments and its affiliates.

    The Fund currently offers three classes of shares. Class A shares are subject to a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption that varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within the year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company, the Fund's principal underwriter.

    2. In the event any of the initial shares are redeemed by any holder thereof during the five year amortization period, redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares of the Fund being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

    3. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value.

    4. Pursuant to its Investment Management and Advisory Agreement with the Fund, Keystone provides investment advisory and management services to the Fund. Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund, provides all necessary office space, facilities, equipment and personnel and arranges, at the request of the Fund, for its employees to serve as officers or agents of the Fund.

    The management fee is calculated at a rate of 1.50% of the Fund's gross investment income plus an amount determined by applying percentage rates, that start at 0.60% and decline as net assets increase to 0.30% per annum, to the net asset value of the Fund.

    5. The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

    The Class A Distribution Plan provides for payments, which are currently limited to 0.25% annually of the average daily net asset value of Class A shares, to pay expenses of the distribution of Class A shares.

    The Class B and Class C Distribution Plans provide for payments at an annual rate of up to 1.00% of the average daily net asset value of Class B or Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

                          INDEPENDENT AUDITORS' REPORT


The Trustees and Shareholder
Keystone Balanced Fund II

We have audited the accompanying statement of net assets of Keystone Balanced Fund II as of June 30, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit of a statement of net assets includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of net assets. An audit of a statement of net assets also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of Keystone Balanced Fund II at June 30, 1996, in conformity with generally accepted accounting principles.


                                  /s/ KPMG Peat Marwick LLP
                                      KPMG Peat Marwick LLP


Boston, Massachusetts
July 1, 1996




18502

                           EVERGREEN FOUNDATION FUND
                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996
(Picture of statue appears here)

  SHARES                                           VALUE
COMMON STOCKS -- 55.1%
              AEROSPACE & DEFENSE -- .4%
     60,000   Boeing Co....................... $    6,382,500
              AUTOMOTIVE EQUIPMENT &
              MANUFACTURING -- 1.2%
    581,500   Chrysler Corp...................     19,189,500
              BANKS -- 5.0%
     16,600   AmSouth Bancorp.................        803,025
     50,000   Bancfirst Corp..................      1,362,500
    390,700   Bank of Boston Corp.............     25,102,475
    140,000   Barnett Banks, Inc..............      5,757,500
     93,375   BSB Bancorp, Inc................      2,497,781
     57,000   Cape Cod Bank & Trust Co........      1,282,500
     20,000   CB Bancshares, Inc..............        585,000
     92,500   Central Fidelity Banks, Inc.....      2,381,875
     48,500   Crestar Financial Corp..........      3,607,188
     90,138   First Chicago NBD Corp..........      4,844,918
      3,600   First Empire State Corp.........      1,036,800
    196,800   First of America Bank Corp......     11,832,600
      7,500   First Security Corp.............        253,125
     58,500   First Union Corp. **............      4,329,000
     70,801   Hibernia Corp. Cl. A............        938,113
     25,000   Mississippi Valley Bancshares,
              Inc.............................      1,062,500
     66,150   Peoples Heritage Financial
              Group...........................      1,852,200
    102,000   Seacoast Banking Corp. of
              Florida Cl. A...................      2,658,375
    114,100   Standard Federal Bank...........      6,489,437
     32,500   U.S. Trust Corp.................      2,567,500
                                                   81,244,412
              BUILDING, CONSTRUCTION &
              FURNISHINGS -- 1.0%
    122,800   Armstrong World Industries,
              Inc.............................      8,534,600
    149,300   Continental Homes Holding
              Corp............................      3,172,625
     20,000*  M/I Schottenstein Homes, Inc....        220,000
     20,000   Macerich Co. (The)..............        522,500
    264,000*  Pacific Greystone Corp..........      2,904,000
                                                   15,353,725
              BUSINESS EQUIPMENT &
              SERVICES -- 1.1%
     60,000*  Cisco Systems, Inc..............      3,817,500
     72,000   International Business Machines
              Corp............................     10,872,000
     50,000   Lucent Technologies, Inc........      2,312,500
  SHARES                                           VALUE

               BUSINESS EQUIPMENT &
               SERVICES -- CONTINUED

     10,000*  Policy Management Systems
              Corp............................ $      461,250
     25,200   Wackenhut Corp. (The) Cl. B.....        384,300
                                                   17,847,550
              CHEMICAL & AGRICULTURAL
              PRODUCTS -- 3.0%
     85,000   A. Schulman, Inc................      2,082,500
     30,000   Air Products & Chemicals,
              Inc.............................      2,073,750
    248,000   Du Pont (E. I.) de Nemours......     23,405,000
     70,000   Grace (W.R.) & Co...............      3,622,500
     40,000   H.B. Fuller Co..................      1,880,000
    201,500   Monsanto Co.....................      7,833,312
     75,000   Nalco Chemical Co...............      2,709,375
     65,000   Pioneer Hi-Bred International,
              Inc.............................      4,550,000
     20,000   Praxair, Inc....................        922,500
                                                   49,078,937
              COMMUNICATION SYSTEMS &
              SERVICES -- .9%
     98,333*  360 Communications Co...........      2,273,951
     20,000*  AirTouch Communications.........        505,000
    286,000   Sprint Corp.....................     11,404,250
                                                   14,183,201
              CONSUMER PRODUCTS &
              SERVICES -- 3.4%
     55,000   American Greetings Corp. Cl.
              A...............................      1,560,625
     75,000   Black & Decker Corp.............      2,259,375
     20,000*  Broderbund Software, Inc........        595,000
     23,311   Consolidated Products, Inc......        454,565
    120,000   CPC International, Inc..........      9,300,000
    148,800   Goodyear Tire & Rubber Co.
              (The)...........................      7,644,600
     95,000   H. & R. Block, Inc..............      2,755,000
    178,800   International Flavors &
              Fragrances, Inc.................      8,046,000
     53,800   Kimberly-Clark Corp.............      5,124,450
     50,100*  Nautica Enterprises, Inc........      1,265,025
     95,400   Procter & Gamble Co. (The)......     10,255,500
     78,500   Tupperware Corp.................      4,209,562
     20,000   V.F. Corp.......................      1,350,000
                                                   54,819,702
              DIVERSIFIED COMPANIES -- 2.0%
      8,000   Cooper Industries, Inc..........        337,000
    222,400   General Electric Co.............     21,989,800

32

                           EVERGREEN FOUNDATION FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996
(Picture of statue appears here)

  SHARES                                           VALUE

COMMON STOCKS -- CONTINUED
               DIVERSIFIED COMPANIES -- CONTINUED

     33,000   Minnesota Mining & Mortgage
              Co.............................. $    2,734,875
    120,800   PPG Industries, Inc.............      6,779,900
                                                   31,841,575
              ELECTRICAL EQUIPMENT &
              ELECTRONICS -- 7.2%
    173,400   AMP, Inc........................      6,654,225
    216,511   Avnet, Inc......................     12,611,766
     20,000   Computer Associates
              International, Inc..............        995,000
    430,800   Hewlett-Packard Co..............     21,647,700
    340,800   Intel Corp......................     44,623,500
     65,000*  Intel Corp. $41.75
              Warrants Expiring 03/14/98......      5,996,250
    183,800*  Microsoft Corp..................     15,186,475
    224,000*  Sun Microsystems, Inc...........      5,754,000
     70,000   Wyle Electronics................      2,765,000
                                                  116,233,916
              ENERGY -- 1.2%
    260,000   Equitable Resources, Inc........      7,735,000
     30,500   Exxon Corp......................      2,989,000
     45,300   Mobil Corp......................      5,537,926
     43,103   Seitel, Inc.....................      1,724,120
     33,877   Union Pacific Resource Group,
              Inc.............................        990,901
                                                   18,976,947
              FINANCE & INSURANCE -- 8.1%
     10,668   Aetna, Inc......................        853,440
    120,000   Allstate Corp. (The)............      6,945,000
     55,300   AMBAC, Inc......................      3,670,537
     85,450   American International Group,
              Inc.............................      9,249,962
    159,000   Beneficial Corp.................     10,076,625
    148,350   Countrywide Credit Industries,
              Inc.............................      4,246,519
     95,000   Degeorge Financial Corp.........        130,625
     20,000   FBL Financial Group, Inc........        497,500
     10,000   Federal Home Loan Mortgage
              Corp............................      1,101,250
    788,000   Federal National Mortgage
              Association.....................     29,353,000
     50,000   Hartford Steam Boiler Inspection
              & Insurance Co. (The)...........      2,318,750
     70,000   John Alden Financial Corp.......      1,295,000
    130,000   John Nuveen Co. (The)...........      3,445,000
    172,200   Marsh & McLennan Co., Inc.......     17,908,800
  SHARES                                           VALUE

               FINANCE & INSURANCE -- CONTINUED

    100,700   Merrill Lynch & Co., Inc........ $    8,207,050
    174,600   MGIC Investment Corp............     13,269,600
    155,000   NAC RE Corp.....................      5,250,625
    235,000   North American Mortgage Co......      4,641,250
     35,000   Ohio Casualty Corp..............      1,242,500
     40,300   Raymond James Financial, Inc....      1,214,038
    150,800   Wilmington Trust Corp...........      5,956,600
                                                  130,873,671
              FOOD & BEVERAGE
              PRODUCTS -- .1%
     30,000   Pepsico, Inc....................        877,500
              FOREST PRODUCTS -- .5%
     88,000   Union Camp Corp.................      4,202,000
     45,000   Willamette Industustries, Inc...      3,133,125
                                                    7,335,125
              HEALTHCARE PRODUCTS &
              SERVICES -- 6.2%
    185,700   Abbott Laboratories.............      9,424,275
     94,000   Alza Corp.......................      2,432,250
      1,750*  Alza Corp. $65.00
              Warrants Expiring 12/31/1999....            219
    140,000   American Home Products Corp.....      8,207,500
     50,000   Bristol-Myers Squibb Co.........      5,437,500
    180,900   Columbia/HCA Healthcare Corp....      7,371,675
     34,275   Guidant Corp....................      1,953,675
    102,800   Johnson & Johnson...............      5,114,300
    221,262   Lilly (Eli) & Co................     16,152,126
     65,000*  Lincare Holdings, Inc...........      2,665,000
    100,000*  Living Centers of America,
              Inc.............................      2,775,000
     80,000   McKesson Corp...................      4,480,000
    151,750*  MedPartners, Inc................      3,186,750
     60,800   Medtronic, Inc..................      4,134,400
    164,758   Merck & Co., Inc................     13,057,071
     60,000   Pfizer, Inc.....................      4,972,500
     66,000   Schering-Plough Corp............      4,273,500
      9,200   Shared Medical System Corp......        453,100
     44,900   Superior Surgical Manufacturing
              Co., Inc........................        606,150
      1,750   Therapeutic Discovery Corp......         19,469
     50,000   Warner-Lambert Co...............      3,750,000
                                                  100,466,460
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- 1.7%
     65,000   Applied Power, Inc..............      2,575,625

                                                                              33

                           EVERGREEN FOUNDATION FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996
(Picture of statue appears here)

  SHARES                                           VALUE

COMMON STOCKS -- CONTINUED
               INDUSTRIAL SPECIALTY PRODUCTS &
               SERVICES -- CONTINUED

     10,000   BemisCo., Inc................... $      368,750
     92,000   Corning, Inc....................      4,255,000
      7,000   FlightSafety Int'l, Inc.........        350,000
    110,700   PHH Corp........................      4,760,100
     30,000   Pittston Brink's Group..........        810,000
    162,000   Snap-On, Inc....................      5,771,250
      6,000*  Strattec Security Corp..........        109,500
    111,900   Timken Co. (The)................      5,133,413
     50,000   Trinity Industries, Inc.........      1,875,000
     30,000*  UCAR International, Inc.........      1,128,750
                                                   27,137,388
              MACHINERY -- DIVERSIFIED -- .5%
    200,000   Deere & Co......................      8,125,000
              PUBLISHING, BROADCASTING &
              ENTERTAINMENT -- .5%
     20,000   Belo A H Corp...................        697,500
     20,000   Cox Communications, Inc.........        462,500
     50,993   Disney Walt Co. (The)...........      3,550,388
     20,000   Gaylord Entertainment Co. Cl.
              A...............................        457,500
      2,500*  Lin Television Corp.............        105,625
     55,000   Time Warner, Inc................      2,062,500
      3,000   Washington Post Co. (The).......      1,005,375
                                                    8,341,388
              REAL ESTATE -- 5.9%
     30,000*  Alexander's, Inc................      2,373,750
     23,400   Arbor Property Trust............        169,650
     50,000   Bay Apartment Communities,
              Inc.............................      1,800,000
     50,009   Bradley Real Estate, Inc........        900,162
    125,000   Cali Realty Corp................      3,859,375
    270,400   Capstead Mortgage Corp..........      6,489,600
    111,900   CarrAmerica Realty Corp.........      3,273,075
     40,000   Chelsea GCA Realty, Inc.........      1,385,000
    184,900   Columbus Realty Trust...........      4,206,475
    140,000   Crescent Real Estate Equities,
              Inc.............................      7,385,000
    305,300   Crown American Realty Trust.....      2,289,750
     50,300   CWM Mortgage Holdings, Inc......      1,081,450
    105,200   Essex Property Trust, Inc.......      3,090,250
     83,000   Evans Withycombe Residential,
              Inc.............................      1,743,000
    165,000   FAC Realty, Inc.................      1,093,125
     90,000   FelCor Suite Hotels, Inc........      3,183,750
    100,200   Gables Residential Trust........      2,905,800
    174,000   Glimcher Realty Trust...........      3,828,000
  SHARES                                           VALUE

               REAL ESTATE -- CONTINUED

     28,000   Highwoods Properties, Inc....... $      945,000
     14,076   Homestead Village Properties,
              Inc.............................        253,368
      9,443   Homestead Village Properties,
              Inc.............................         76,724
    363,216   Horizon Group, Inc..............      7,218,918
      7,000   JP Realty, Inc..................        181,125
    142,000   Kranzco Realty Trust............      2,396,250
     15,000   Liberty Property Trust..........        386,250
     57,000   Marriott International, Inc.....      3,149,250
     26,700   Mills Corp. (The)...............        637,463
     48,100   Oasis Residential, Inc..........      1,094,275
     20,000   Patriot American Hospitality,
              Inc.............................        862,500
    130,000   Post Property, Inc..............      5,232,500
    100,000   Prentiss Property Trust.........      2,500,000
     90,000   Public Storage, Inc.............      2,790,000
     70,416   Security Capital Industrial
              Trust...........................      1,505,142
    111,992   Security Capital Pacific
              Trust...........................      2,561,817
    100,000   Sovran Self Storage, Inc........      3,125,000
     98,500   Starwood Lodging Trust..........      5,429,812
     22,900   Storage USA, Inc................        861,613
     45,000   Sunstone Hotel Investors, Inc...        590,625
     57,900   Tanger Factory Outlet Centers,
              Inc.............................      1,570,537
     20,000   Taubman Centers, Inc............        257,500
     25,000   Urban Shopping Centers, Inc.....        725,000
                                                   95,407,881
              RETAILING & WHOLESALE -- 1.0%
     30,000   Fingerhut Cos., Inc.............        367,500
     10,000   Home Depot, Inc. (The)..........        501,250
    133,000   Lowe's Cos., Inc................      4,721,500
    195,600   Mercantile Stores Co., Inc......      9,657,750
     25,000   Walgreen Co.....................      1,000,000
                                                   16,248,000
              THRIFT INSTITUTIONS -- .2%
      4,000   Golden West Financial Corp......        252,500
     80,000   Webster Financial Corp..........      2,940,000
                                                    3,192,500
              TRANSPORTATION -- 1.0%
     35,000   Burlington Northern Santa Fe....      3,023,125
     34,000   Caliber System, Inc.............        654,500
     70,000   Conrail, Inc....................      6,973,750
     20,000   KLM Royal Dutch Air Lines.......        557,500
     17,000   Roadway Express, Inc............        329,375

34

                           EVERGREEN FOUNDATION FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996
(Picture of statue appears here)

  SHARES                                           VALUE

COMMON STOCKS -- CONTINUED
               TRANSPORTATION -- CONTINUED

     80,000   Union Pacific Corp.............. $    4,810,000
                                                   16,348,250
              UTILITIES -- ELECTRIC -- .1%
    100,000   Long Island Lighting Co.........      2,212,500
              UTILITIES -- 1.9%
     10,000   AT & T Corp.....................        435,000
    150,000   Bell Atlantic Corp..............      9,712,500
    325,000   GTE Corp........................     14,787,500
     30,000   NYNEX Corp......................      1,443,750
     40,000   PP&L Resources, Inc.............        920,000
    100,000   Public Service Enterprise Group,
              Inc.............................      2,725,000
     32,000   TNP Enterprises, Inc............        876,000
                                                   30,899,750
              CHEMICALS -- .4%
    170,000   Morton International, Inc.......      6,927,500
              DIVERSIFIED -- .4%
    283,800   Frontier Corp...................      6,420,975
              NATURAL GAS -- .1%
     22,000   Consolidated Natural Gas Co.....      1,215,500
              OTHER -- .1%
      5,000   Clorox Co.......................        501,875
     10,000   General Motors Corp.............        557,500
     10,000*  KLA Instruments Corp............        355,000
     10,000   Premark International, Inc......        222,500
                                                    1,636,875
              TOTAL COMMON STOCKS
                (COST $677,549,174)...........    888,818,228
PREFERRED STOCKS -- .0% (A)
              HEALTHCARE PRODUCTS &
              SERVICES -- .0% (A)
     70,000*  Fresenius National Med Care,
              Inc. Cl. D (COST $14,317).......          9,100
CONVERTIBLE PREFERRED STOCKS -- .8%
              ELECTRICAL EQUIPMENT &
              SERVICES -- .1%
    100,000   Westinghouse Elec. Corp.
              $1.30, Series C, PEPS, 144A.....      1,769,000
              FINANCE & INSURANCE -- .0% (A)
      3,557   Aetna, Inc......................        282,337
  SHARES                                           VALUE
CONVERTIBLE PREFERRED STOCKS -- CONTINUED
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- .0% (A)
    500,000   Home Depot, Inc. (The)
              3.25%, 10/01/01................. $      487,500
              METAL PRODUCTS &
              SERVICES -- .4%
    100,000   Timet Capital Trust I
              6.625%, BUCS, 144A..............      5,425,000
              REAL ESTATE -- .3%
    115,000   First Union Real Estate Equity
              & Mortgage Investments..........      4,628,750
              TOTAL CONVERTIBLE PREFERRED
                STOCKS
                (COST $9,980,605).............     12,592,587
 PRINCIPAL
  AMOUNT
CONVERTIBLE DEBENTURES -- .3%
              BUILDING, CONSTRUCTION &
              FURNISHINGS -- .0% (A)
$   500,000   Engle Homes, Inc.
              7.00%, 3/1/03...................        435,000
              HEALTHCARE PRODUCTS &
              SERVICES -- .1%
    750,000   Maxxim Medical, Inc.
              6.75%, 3/1/03...................        727,500
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- .1%
  2,000,000   Robbins & Myers, Inc.
              6.50%, 9/1/03...................      2,250,000
              NATURAL GAS -- .1%
  1,328,000   Consolidated Natural Gas Co.
              7.25%, 12/15/15.................      1,402,700
              TOTAL CONVERTIBLE DEBENTURES
                (COST $4,784,665).............      4,815,200
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 35.3%
              TENNESSEE VALLEY AUTHORITY --
              1.1%
  8,000,000   7.25%, 7/15/43..................      7,807,232
 10,000,000   7.85%, 6/15/44..................     10,112,200
                                                   17,919,432
              FEDERAL NATIONAL MORTGAGE
              ASSN. -- .1%
  1,000,000   8.10%, 8/12/19..................      1,121,520

                           EVERGREEN FOUNDATION FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996
(Picture of statue appears here)

 PRINCIPAL
   AMOUNT                                          VALUE
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- CONTINUED
               U.S. TREASURY BONDS -- 30.0%
$150,000,000   6.25%, 8/15/23................. $  140,625,000
 125,000,000   7.125%, 2/15/23................    130,468,750
  49,000,000   7.25%, 5/15/16.................     51,756,250
   7,000,000   7.625%, 11/15/22...............      7,726,250
  10,000,000   8.00%, 11/15/21................     11,465,620
  25,000,000   8.125%, 5/15/21................     29,007,800
  50,000,000   8.125%, 8/15/19................     57,796,850
  30,000,000   8.375%, 8/15/08................     33,215,610
  10,000,000   8.50%, 2/15/20.................     12,003,120
   7,000,000   10.00%, 5/15/10................      8,561,875
   1,000,000   10.625%, 8/15/15...............      1,413,750
                                                  484,040,875
               U.S. TREASURY NOTES -- 4.1%
  30,000,000   5.75%, 8/15/03.................     29,109,360
  15,000,000   6.50%, 8/15/05.................     15,107,805
  13,000,000   7.25%, 5/15/04.................     13,686,556
   8,000,000   7.25%, 8/15/04.................      8,425,000
                                                   66,328,721
               TOTAL U.S. GOVERNMENT & AGENCY
               OBLIGATIONS
               (COST $578,814,301)............    569,410,548
SHORT-TERM INVESTMENTS -- 8.0%
  14,000,000   A.H. Robins Co., Inc.
               5.55%, 2/6/97..................     13,922,300
  12,000,000   B.I. Funding, Inc.
               5.50%, 2/19/97.................     11,910,167
               Eiger Capital Corp.
     800,000   5.45%, 1/13/97.................        798,547
   5,600,000   5.50%, 1/16/97.................      5,587,166
  47,000,000   Federal National Mortgage
               Association Discount Notes
               5.28%, 2/3/97..................     46,772,520
   1,700,000   Gold Crown Managers Acceptance
               5.65%, 1/22/97.................      1,694,397
 PRINCIPAL
   AMOUNT                                          VALUE
SHORT-TERM INVESTMENTS -- CONTINUED
               Golden Managers Acceptance
               Corp.
$  4,800,000   5.45%, 1/8/97.................. $    4,794,913
   1,300,000   5.45%, 1/22/97.................      1,295,867
     500,000   J.P. Morgan & Co., Inc.
               5.47%, 1/16/97.................        498,860
     400,000   Johnson Control, Inc.
               6.20%, 1/15/97.................        399,036
     450,000   Mitsubishi International Corp.
               5.55%, 1/9/97..................        449,445
   4,400,000   Montana Blanc Capital Corp.
               5.45%, 1/13/97.................      4,392,007
  10,400,000   PHH Corp.
               5.50%, 2/7/97..................     10,341,211
  21,400,000   Receivables Capital Corp.
               5.70%, 1/27/97.................     21,311,903
               Unifunding, Inc.
     400,000   5.44%, 1/6/97..................        399,698
   2,000,000   5.55%, 2/7/97..................      1,988,592
   2,600,000   Virginia Electric & Power Co.
               5.40%, 1/10/97.................      2,596,490
               TOTAL SHORT-TERM INVESTMENTS
               (COST $129,153,119)............    129,153,119

              TOTAL INVESTMENTS --
              (COST $1,400,296,181)..  99.5%    1,604,798,782
              OTHER ASSETS AND
                LIABILITIES -- NET...   0.5         7,357,308
              NET ASSETS............. 100.0%   $1,612,156,090

 * Non-income producing securities.
** At December 31, 1996 the Fund owned 58,500 shares of common stock of First
   Union at a cost of $2,358,441. During the period ended December 31, 1996 the Fund earned $128,700 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.
 + Consists of one share Starwood Lodging Trust and one share Starwood Lodging
   Corp. common stock.
 (a) Less than one tenth of one percent.
ADR -- American Depositary Receipts
BUCS -- Beneficial Unsecured Convertible Securities
PEPS -- Participating Equity Preferred Shares
See accompanying notes to financial statements.
36

                           EVERGREEN FOUNDATION FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996
(Picture of statue appears here)

ASSETS:
   Investments at value (identified cost $1,400,296,181).......................................................  $1,604,798,782
   Cash........................................................................................................         843,137
   Dividends and interest receivable...........................................................................      14,449,437
   Receivable for Fund shares sold.............................................................................       5,517,342
   Receivable for investments sold.............................................................................       2,177,770
   Prepaid expenses............................................................................................          22,777
         Total assets..........................................................................................   1,627,809,245
LIABILITIES:
   Payable for investments purchased...........................................................................      10,955,973
   Payable for Fund shares repurchased.........................................................................       1,991,834
   Accrued advisory fee........................................................................................       1,077,476
   Distribution fee payable....................................................................................         855,281
   Accrued expenses............................................................................................         772,591
         Total liabilities.....................................................................................      15,653,155
NET ASSETS.....................................................................................................  $1,612,156,090
NET ASSETS CONSIST OF:
   Paid-in capital.............................................................................................  $1,398,455,698
   Undistributed net investment income.........................................................................          25,764
   Undistributed net realized gain on investment transactions..................................................       9,172,027
   Net unrealized appreciation of investments..................................................................     204,502,601
         Net assets............................................................................................  $1,612,156,090
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($206,331,719 (division sign) 12,795,763 shares of beneficial interest outstanding)..........  $        16.13
   Sales charge -- 4.75% of offering price.....................................................................             .80
         Maximum offering price................................................................................  $        16.93
   Class B Shares ($570,405,287 (division sign) 35,506,081 shares of beneficial interest outstanding)..........  $        16.07
   Class C Shares ($26,576,977 (division sign) 1,654,832 shares of beneficial interest outstanding)............  $        16.06
   Class Y Shares ($808,842,107 (division sign) 50,106,550 shares of beneficial interest outstanding)..........  $        16.14

See accompanying notes to financial statements.
                                                                              37

                           EVERGREEN FOUNDATION FUND
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
(Picture of statue appears here)

INVESTMENT INCOME:
   Dividends...................................................................................                $ 15,724,373
   Interest....................................................................................                  48,429,872
         Total investment income...............................................................                  64,154,245
EXPENSES:
   Advisory fee................................................................................  $11,140,780
   Distribution fee -- Class A Shares..........................................................      414,289
   Distribution fee -- Class B Shares..........................................................    3,487,899
   Shareholder services fee -- Class B Shares..................................................    1,162,633
   Distribution fee -- Class C Shares..........................................................      152,488
   Shareholder services fee -- Class C Shares..................................................       50,829
   Transfer agent fee..........................................................................    1,331,778
   Registration and filing fees................................................................      408,920
   Custodian fee...............................................................................      365,915
   Reports and notices to shareholders.........................................................      294,100
   Professional fees...........................................................................       81,041
   Insurance...................................................................................       41,820
   Trustees' fees and expenses.................................................................        7,176
   Miscellaneous...............................................................................       21,600
         Total expenses........................................................................                  18,961,268
Net investment income..........................................................................                  45,192,977
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions................................................                  21,629,530
   Net increase in unrealized appreciation of investments......................................                  96,176,448
Net gain on investments........................................................................                 117,805,978
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................                $162,998,955

See accompanying notes to financial statements.
38

                           EVERGREEN FOUNDATION FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Picture of statue appears here)

                                                                                                     YEAR ENDED
                                                                                                    DECEMBER 31,
                                                                                              1996              1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...............................................................  $   45,192,977    $    22,897,807
   Net realized gain on investment transactions........................................      21,629,530          9,385,074
   Net change in unrealized appreciation of investments................................      96,176,448        121,111,375
         Net increase in net assets resulting from operations..........................     162,998,955        153,394,256
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME:
   Class A Shares......................................................................      (5,718,718)        (1,908,188)
   Class B Shares......................................................................     (12,786,120)        (4,488,521)
   Class C Shares......................................................................        (568,120)          (170,820)
   Class Y Shares......................................................................     (26,366,104)       (16,164,235)
      Total distributions from net investment income...................................     (45,439,062)       (22,731,764)
   NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares......................................................................      (1,819,496)          (993,303)
   Class B Shares......................................................................      (5,077,907)        (2,824,116)
   Class C Shares......................................................................        (231,947)          (113,415)
   Class Y Shares......................................................................      (7,335,097)        (7,827,124)
      Total distributions from net realized gain on investments........................     (14,464,447)       (11,757,958)
         Total distributions to shareholders...........................................     (59,903,509)       (34,489,722)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...........................................................     717,070,601        652,779,207
   Proceeds from reinvestment of distributions.........................................      55,523,207         32,843,419
   Payment for shares redeemed.........................................................    (301,222,020)       (98,358,101)
      Net increase resulting from Fund share transactions..............................     471,371,788        587,264,525
         Net increase in net assets....................................................     574,467,234        706,169,059
NET ASSETS:
   Beginning of year...................................................................   1,037,688,856        331,519,797
   End of year (including undistributed net investment income of $25,764 and $271,849,
     respectively).....................................................................  $1,612,156,090    $ 1,037,688,856

See accompanying notes to financial statements.
                                                                              39

                          EVERGREEN FOUNDATION FUND --
                            CLASS A, B AND C SHARES
                              FINANCIAL HIGHLIGHTS
(Picture of statue appears here)

                                                                   CLASS A                     CLASS B              CLASS C
                                                                         JANUARY 3,                  JANUARY 3,
                                                              YEAR         1995*          YEAR         1995*          YEAR
                                                             ENDED        THROUGH        ENDED        THROUGH        ENDED
                                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                              1996          1995          1996          1995          1996
PER SHARE DATA:
Net asset value, beginning of period.....................    $15.12        $12.24        $15.07        $12.24        $15.07
Income from investment operations:
 Net investment income...................................       .50           .44           .40           .36           .40
 Net realized and unrealized gain on investments.........      1.16          3.14          1.15          3.09          1.14
   Total from investment operations......................      1.66          3.58          1.55          3.45          1.54
Less distributions to shareholders from:
 Net investment income...................................      (.50)         (.47)         (.40)         (.39)         (.40)
 Net realized gain on investments........................      (.15)         (.23)         (.15)         (.23)         (.15)
   Total distributions...................................      (.65)         (.70)         (.55)         (.62)         (.55)
Net asset value, end of period...........................    $16.13        $15.12        $16.07        $15.07        $16.06
TOTAL RETURN+............................................     11.3%         29.7%         10.5%         28.7%         10.4%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions).................      $206          $107          $570          $296           $27
Ratios to average net assets:
 Expenses................................................     1.24%         1.33%++#      1.99%         2.07%++       1.99%
 Net investment income...................................     3.39%         3.73%++#      2.64%         2.99%++       2.64%
Portfolio turnover rate..................................       10%           28%           10%           28%           10%
Average commission rate paid per share...................    $.0649           N/A        $.0649           N/A        $.0649
                                                             CLASS C
                                                            JANUARY 3,
                                                              1995*
                                                             THROUGH
                                                           DECEMBER 31,
                                                               1995
PER SHARE DATA:
Net asset value, beginning of period.....................     $12.24
Income from investment operations:
 Net investment income...................................        .34
 Net realized and unrealized gain on investments.........       3.09
   Total from investment operations......................       3.43
Less distributions to shareholders from:
 Net investment income...................................       (.37)
 Net realized gain on investments........................       (.23)
   Total distributions...................................       (.60)
Net asset value, end of period...........................     $15.07
TOTAL RETURN+............................................      28.5%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions).................        $11
Ratios to average net assets:
 Expenses................................................      2.23%++#
 Net investment income...................................      2.83%++#
Portfolio turnover rate..................................        28%
Average commission rate paid per share...................        N/A

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income to average net assets would have been the following:

                                                                                JANUARY 3, 1995*
                                                                                     THROUGH
                                                                                DECEMBER 31, 1995
                                                                               CLASS A     CLASS C
                                                                               SHARES      SHARES
Expenses...................................................................      1.34%       2.37%
Net investment income......................................................      3.72%       2.69%

See accompanying notes to financial statements.
40

                          EVERGREEN FOUNDATION FUND --
                                 CLASS Y SHARES
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Picture of statue appears here)

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                          1996      1995      1994      1993
PER SHARE DATA:
Net asset value, beginning of year....................................................   $15.13    $12.27    $13.12    $11.98
Income (loss) from investment operations:
 Net investment income................................................................      .54       .51       .42       .31
 Net realized and unrealized gain (loss) on investments...............................     1.16      3.07      (.57)     1.55
   Total from investment operations...................................................     1.70      3.58      (.15)     1.86
Less distributions to shareholders from:
 Net investment income................................................................     (.54)     (.49)     (.42)     (.31)
 Net realized gain on investments.....................................................     (.15)     (.23)     (.28)     (.41)
   Total distributions................................................................     (.69)     (.72)     (.70)     (.72)
Net asset value, end of year..........................................................   $16.14    $15.13    $12.27    $13.12
TOTAL RETURN+.........................................................................    11.5%     29.7%     (1.1%)    15.7%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of year (in millions)................................................     $809      $623      $332      $240
Ratios to average net assets:
 Expenses.............................................................................     .99%     1.07%     1.14%     1.20%
 Net investment income................................................................    3.64%     3.89%     3.51%     2.81%
Portfolio turnover rate...............................................................      10%       28%       33%       60%
Average commission rate paid per share................................................   $.0649       N/A       N/A       N/A

                                                                                         1992
PER SHARE DATA:
Net asset value, beginning of year....................................................  $10.75
Income (loss) from investment operations:
 Net investment income................................................................     .27
 Net realized and unrealized gain (loss) on investments...............................    1.83
   Total from investment operations...................................................    2.10
Less distributions to shareholders from:
 Net investment income................................................................    (.24)
 Net realized gain on investments.....................................................    (.63)
   Total distributions................................................................    (.87)
Net asset value, end of year..........................................................  $11.98
TOTAL RETURN+.........................................................................   20.0%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of year (in millions)................................................     $64
Ratios to average net assets:
 Expenses.............................................................................   1.40%#
 Net investment income................................................................   2.93%#
Portfolio turnover rate...............................................................    127%
Average commission rate paid per share................................................     N/A

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, would have been the following:

                                                                                 YEAR ENDED
                                                                              DECEMBER 31, 1992
Expenses..................................................................           1.43%
Net investment income.....................................................           2.90%

See accompanying notes to financial statements.

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen Balanced Funds (the "Funds") are separate series of open-end management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Balanced Funds consist of Evergreen American Retirement Fund ("American Retirement"), Evergreen Balanced Fund ("Balanced"), Evergreen Foundation Fund ("Foundation") and Evergreen Tax Strategic Foundation Fund ("Tax Strategic") known collectively as the Funds.
     American Retirement's investment objectives, in order of priority, are conservation of capital, reasonable income and capital growth. Balanced's investment objective is to achieve long-term total return through capital appreciation, dividends and interest income. Foundation's investment objectives, in order of priority, are reasonable income, conservation of capital and capital appreciation. Tax Strategic's investment objective is to maximize the after-tax total return on its portfolio of investments by investing in equities as well as municipal securities, which are exempt from Federal income tax.
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are distributed quarterly for each of the Funds. Distributions from net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from amounts available under generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.
56

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     As of December 31, 1996, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital.

                        UNDISTRIBUTED          ACCUMULATED
                        NET INVESTMENT        REALIZED GAIN
                            INCOME            ON INVESTMENTS
Balanced.........         ($ 172,629)            $172,629
Tax Strategic....         ($  16,641)            $ 13,576

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     UNAMORTIZED ORGANIZATION EXPENSES -- The expenses of Tax Strategic incurred in connection with its organization are being deferred and amortized over a period of benefit not to exceed 60 months from the date it commenced operations.
     USE OF ESTIMATES -- The preparation of the financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union National Bank of North
Carolina ("First Union"), Balanced's investment adviser, is entitled to an annual fee of .50 of 1% of Balanced's average daily net assets pursuant to the Fund's investment advisory agreement.
     Pursuant to an agreement with American Retirement's, Foundation's and Tax Strategic's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on each of American Retirement's, Foundation's and Tax Strategic's average daily net assets, respectively, in accordance with the following schedules:

      FOUNDATION AND                             AMERICAN
      TAX STRATEGIC                             RETIREMENT
First $750 million   0.875%              First $750 million   0.75%
Next $250 million    0.750%              Over $750 million    0.70%
Over $1 billion      0.700%

     For American Retirement and Tax Strategic, Evergreen Asset voluntarily waived advisory fees of $24,841 and $90,551, respectively, and voluntarily reimbursed other expenses amounting to $3,400 and $11,339, respectively. Evergreen Asset can modify or terminate voluntary waivers and reimbursements at any time.
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to American Retirement, Foundation and Tax Strategic and also provides brokerage services with respect to substantially all security transactions of these Funds effected on the New York or American Stock Exchanges. For the year ended December 31, 1996, American Retirement,
                                                                              57

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
Foundation and Tax Strategic incurred brokerage commissions of $51,579, $680,252 and $50,033 with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to these Funds, for its cost of providing investment advisory services.
     ADMINISTRATION AGREEMENT -- Evergreen Asset furnishes American Retirement, Foundation and Tax Strategic with administrative services as part of their advisory agreements and accordingly, these Funds do not pay a separate administration fee. Through December 31, 1996 Furman Selz LLC ("Furman Selz") was each of the Funds' sub-administrator. As sub-administrator, Furman Selz provided the officers of the Funds. For these Funds, Furman Selz' fee was paid by Evergreen Asset and was not a fund expense.
     Evergreen Asset is Balanced's administrator and Furman Selz was its sub-administrator through December 31, 1996. Evergreen Asset's and Furman Selz' fees for Balanced were based on the average daily net assets of all of the funds administered by Evergreen Asset for which either First Union or Evergreen Asset was also the investment adviser. These fees were calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion
SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At December 31, 1996, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totalled approximately $17.0 billion.
     Effective January 1, 1997, Bisys Group, Inc. ("Bisys") acquired Furman Selz' mutual fund unit and accordingly, Bisys Fund Services became sub-administrator. The administration fee structure has remained unchanged.
     PLANS OF DISTRIBUTION -- The Funds have adopted for their Class A, Class B, and Class C shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A and an annual fee of 1% for Class B and Class C Shares. For each of the Funds, the payments for Class A were voluntarily limited to .25 of 1% of average daily net assets.
     In connection with their Plans, American Retirement, Foundation and Tax Strategic have entered into distribution agreements with Evergreen Keystone Distributor, Inc. ("EKD") (formerly Evergreen Funds Distributor, Inc.), a subsidiary of Furman Selz, whereby American Retirement, Foundation and Tax Strategic will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A Shares' average daily net assets and an annual fee of 1% of Class B and Class C Shares' average daily net assets. A portion of the payments for Class B and C Shares, up to .25 of 1% may constitute a shareholder services fee. EKD has entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to each of the Fund's Class B and Class C Shares.
58

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     In connection with its plan, Balanced entered into a distribution agreement with EKD whereby it will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A average daily net assets and an annual fee of .75 of 1% of Class B and Class C average daily net assets for certain services provided to Class A, B and C shareholders. Balanced has entered into a shareholder services agreement with FUBS, and will pay FUBS, an annual fee of up to .25 of 1% of the average net assets of its Class B and Class C shares. This fee is designed to obtain certain services for shareholders and to maintain shareholder accounts. With the acquisition of Furman Selz' mutual fund unit by Bisys effective January 1, 1997, EKD became a subsidiary of Bisys.
     SALES CHARGES -- EKD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A Shares during the year ended December 31, 1996:

                                  FRONT-END
                                    SALES
                                   CHARGES
American Retirement                $20,024
Balanced                             9,150
Foundation                          57,736
Tax Strategic                       25,078

     OTHER SERVICES WITH AFFILIATES -- State Street Bank & Trust Company ("State Street") is the transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. For certain accounts in American Retirement, Balanced and Foundation, First Union has been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled to a monthly fee which totaled $5,560, $187,538 and $151,484 for American Retirement, Balanced and Foundation, respectively, for the year ended December 31, 1996.
NOTE 4 -- SHARES OF BENEFICIAL INTEREST
     The Funds have an unlimited number of $0.0001 par value shares of beneficial interest authorized. The shares are divided into classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares seven years after the date of purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares redeemed during the first year after the date of purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A, Class B and Class C shares bear distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plans.
                                                                              59

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued
     Transactions in shares of beneficial interest were as follows:

                                                                               YEAR ENDED                   YEAR ENDED*
AMERICAN RETIREMENT                                                         DECEMBER 31, 1996            DECEMBER 31, 1995
CLASS A                                                                   SHARES        AMOUNT         SHARES        AMOUNT
Shares sold..........................................................      762,980    $10,140,786       103,126    $ 1,278,749
Shares issued on reinvestment of distributions.......................       19,559        264,707         1,195         14,909
Shares redeemed......................................................      (84,770)    (1,127,903)         (186)        (2,372)
Net increase.........................................................      697,769      9,277,590       104,135      1,291,286
CLASS B
Shares sold..........................................................    3,892,133     51,648,645       380,412      4,651,965
Shares issued on reinvestment of distributions.......................       81,733      1,103,810         4,314         53,311
Shares redeemed......................................................     (175,385)    (2,331,018)       (6,548)       (80,579)
Net increase.........................................................    3,798,481     50,421,437       378,178      4,624,697
CLASS C
Shares sold..........................................................      100,739      1,334,965         8,507        104,262
Shares issued on reinvestment of distributions.......................        2,161         29,233            70            878
Shares redeemed......................................................       (3,928)       (53,590)           --             --
Net increase.........................................................       98,972      1,310,608         8,577        105,140
CLASS Y
Shares sold..........................................................      287,843      3,807,908       280,323      3,219,576
Shares issued on reinvestment of distributions.......................      103,943      1,392,828       106,983      1,270,557
Shares redeemed......................................................     (481,537)    (6,415,509)     (808,529)    (9,380,520)
Net decrease.........................................................      (89,751)    (1,214,773)     (421,223)    (4,890,387)
Total net increase resulting from Fund share transactions............    4,505,471    $59,794,862        69,667    $ 1,130,736

* The Fund share activity for Class A, Class B and Class C shares reflects the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
60

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                          YEAR ENDED                      YEAR ENDED
BALANCED                                                              DECEMBER 31, 1996               DECEMBER 31, 1995
CLASS A                                                            SHARES          AMOUNT          SHARES          AMOUNT
Shares sold...................................................       450,824    $   5,988,616        174,514    $   2,180,996
Shares issued on reinvestment of distributions................       372,747        4,905,076        228,390        2,924,585
Shares redeemed...............................................      (680,925)      (9,159,435)      (883,230)     (10,834,925)
Net increase (decrease).......................................       142,646        1,734,257       (480,326)      (5,729,344)
CLASS B
Shares sold...................................................       529,783        7,095,087        331,882        4,113,278
Shares issued on reinvestment of distributions................       883,591       11,640,482        528,256        6,788,533
Shares redeemed...............................................    (1,260,613)     (16,901,766)    (1,507,091)     (18,590,977)
Net increase (decrease).......................................       152,761        1,833,803       (646,953)      (7,689,166)
CLASS C
Shares sold...................................................        19,191          256,143          6,207           78,623
Shares issued on reinvestment of distributions................         2,215           28,991          1,346           17,328
Shares redeemed...............................................       (16,775)        (220,556)        (2,122)         (27,063)
Net increase..................................................         4,631           64,578          5,431           68,888
CLASS Y
Shares sold...................................................    16,615,288      221,340,376     13,282,634      164,605,419
Shares issued on reinvestment of distributions................     3,659,774       48,208,895      4,419,582       56,436,034
Shares redeemed...............................................   (22,526,104)    (302,083,357)   (25,032,555)    (313,833,958)
Net decrease..................................................    (2,251,042)     (32,534,086)    (7,330,339)     (92,792,505)
Total net decrease resulting from Fund share
  transactions................................................    (1,951,004)   ($ 28,901,448)    (8,452,187)   ($106,142,127)

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                          YEAR ENDED                   YEAR ENDED*
                                                                      DECEMBER 31, 1996             DECEMBER 31, 1995
FOUNDATION                                                          SHARES         AMOUNT         SHARES         AMOUNT
CLASS A
Shares sold....................................................    8,413,021    $126,479,881     7,433,192    $103,904,500
Shares issued on reinvestment of distributions.................      474,763       7,335,750       194,159       2,828,216
Shares redeemed................................................   (3,177,106)    (47,846,922)     (542,266)     (7,709,611)
Net increase...................................................    5,710,678      85,968,709     7,085,085      99,023,105
CLASS B
Shares sold....................................................   18,909,215     282,822,448    19,717,460     275,013,438
Shares issued on reinvestment of distributions.................    1,109,399      17,095,215       487,710       7,076,078
Shares redeemed................................................   (4,174,149)    (62,881,641)     (543,554)     (7,846,692)
Net increase...................................................   15,844,465     237,036,022    19,661,616     274,242,824
CLASS C
Shares sold....................................................    1,165,822      17,413,787       761,087      10,573,728
Shares issued on reinvestment of distributions.................       43,393         668,629        19,172         277,286
Shares redeemed................................................     (308,109)     (4,629,756)      (26,533)       (379,480)
Net increase...................................................      901,106      13,452,660       753,726      10,471,534
CLASS Y
Shares sold....................................................   19,300,331     290,354,485    18,505,940     263,287,541
Shares issued on reinvestment of distributions.................    1,977,198      30,423,613     1,558,776      22,661,839
Shares redeemed................................................   (12,328,011)  (185,863,701)   (5,965,644)    (82,422,318)
Net increase...................................................    8,949,518     134,914,397    14,099,072     203,527,062
Total net increase resulting from Fund share
  transactions.................................................   31,405,767    $471,371,788    41,599,499    $587,264,525

* The Fund share activity for Class A, Class B and Class C shares reflect the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
62

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                   YEAR ENDED                 YEAR ENDED
                                                                               DECEMBER 31, 1996          DECEMBER 31, 1995*
TAX STRATEGIC                                                                SHARES        AMOUNT       SHARES       AMOUNT
CLASS A
Shares sold..............................................................     652,149    $ 8,273,511    215,649    $ 2,527,734
Shares issued on reinvestment of distributions...........................      26,949        357,306      8,759        105,291
Shares redeemed..........................................................     (73,546)      (929,252)    (2,950)       (36,239)
Net increase.............................................................     605,552      7,701,565    221,458      2,596,786
CLASS B
Shares sold..............................................................   1,563,566     19,725,070    550,703      6,364,106
Shares issued on reinvestment of distributions...........................      59,693        793,572     21,721        260,033
Shares redeemed..........................................................     (85,378)    (1,087,302)   (34,427)      (407,693)
Net increase.............................................................   1,537,881     19,431,340    537,997      6,216,446
CLASS C
Shares sold..............................................................     263,684      3,324,801     39,093        457,822
Shares issued on reinvestment of distributions...........................       6,172         81,908      1,561         18,761
Shares redeemed..........................................................      (5,604)       (70,810)        --             --
Net increase.............................................................     264,252      3,335,899     40,654        476,583
CLASS Y
Shares sold..............................................................      63,086        768,496     92,229      1,062,541
Shares issued on reinvestment of distributions...........................      26,475        341,313     66,375        774,666
Shares redeemed..........................................................     (84,857)    (1,055,874)   (84,665)      (952,606)
Net increase.............................................................       4,704         53,935     73,939        884,601
Total net increase resulting from Fund share transactions................   2,412,389    $30,522,739    874,048    $10,174,416

* For Class A, Class B, and Class C shares, the Fund share transaction activity reflects the period January 17, 1995, January 6, 1995, and March 3, 1995, respectively (commencement of class operations) through December 31, 1995.
NOTE 5 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the year ended December 31, 1996 were as follows:

                               PURCHASES             SALES
American Retirement....       $ 61,282,970        $ 10,474,200
Balanced...............        301,410,563         419,093,895
Foundation.............        435,891,619         116,921,520
Tax Strategic..........         59,793,904          34,152,600

     On December 31, 1996, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost for federal tax purposes was as follows:

                              APPRECIATION        DEPRECIATION            NET                TAX COST
American Retirement....       $ 13,825,539        $  1,154,915        $ 12,670,624        $  104,513,650
Balanced...............        172,241,593           8,122,511         164,119,082           730,753,100
Foundation.............        232,321,512          27,939,388         204,382,124         1,400,416,658
Tax Strategic..........          7,198,915             131,677           7,067,238            50,263,081

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 6 -- CONCENTRATION OF CREDIT RISK
     Tax Strategic invests the municipal bond portion of its portfolio in obligations issued by states, territories and possessions of the United States and by their political subdivisions and duly constituted authorities. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region. Certain debt obligations held in the Fund's municipal portfolio may be entitled to the benefit of standby letters of credit or other guarantees of banks or other financial institutions.
NOTE 7 -- FINANCING AGREEMENT
     Effective July 3, 1996, a financing agreement was put in place between all of the Evergreen Funds and State Street. Under this agreement, State Street provided an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions.
     Effective October 31, 1996, a new financing agreement was put in place between all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide an unsecured line of credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under these facilities bear interest at
 .75% per annum above the Federal Funds rate. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which would be allocated to all participating funds.
     The Funds had no borrowings under the financing agreements during the year ended December 31, 1996.
NOTE 8 -- DEFERRED TRUSTEE'S FEES
     Each Trustee may defer any or all compensation related to performance of duties as a Trustee of the Funds. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustee's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of December 31, 1996, the value of the Trustees deferral accounts was $8,419, $23,045, $7,206 and $2,978 for American Retirement, Balanced, Foundation and Tax Strategic, respectively.
64

                          INDEPENDENT AUDITORS' REPORT
TO THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN AMERICAN RETIREMENT FUND
  EVERGREEN BALANCED FUND
  EVERGREEN FOUNDATION FUND
  EVERGREEN TAX STRATEGIC FOUNDATION FUND
     We have audited the accompanying statements of assets and liabilities, including the statements of investments, for the Evergreen Balanced Funds listed below as of December 31, 1996, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods listed below:
    EVERGREEN AMERICAN RETIREMENT FUND -- statement of operations, statement of changes in net assets and financial highlights for the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years in the four-year period ended December 31, 1995 were audited by other auditors, whose report thereon dated February 15, 1996 was unqualified.
    EVERGREEN BALANCED FUND -- statement of operations for the year ended December 31, 1996, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.
    EVERGREEN FOUNDATION FUND -- statement of operations, statement of changes in net assets and financial highlights for the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years in the four-year period ended December 31, 1995 were audited by other auditors, whose report thereon dated February 15, 1996 was unqualified.
    EVERGREEN TAX STRATEGIC FOUNDATION FUND -- statement of operations, statement of changes in net assets and financial highlights for the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years in the two-year period ended December 31, 1995 and the period from November 2, 1993 (commencement of operations) through December 31, 1993 were audited by other auditors, whose report thereon dated February 15, 1996 was unqualified.
    These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of Evergreen American Retirement Fund, Evergreen Balanced Fund, Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund as of December 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for each of the periods listed above in conformity with generally accepted accounting principles.
                                      KPMG PEAT MARWICK LLP
Pittsburgh, Pennsylvania
February 19, 1997
                                                                              65

                            TRUSTEES AND OFFICERS
                              TRUSTEES:
                              Laurence B. Ashkin*
                              Foster Bam*
                              James S. Howell, Chairman
                              Robert J. Jeffries*+
                              Gerald M. McDonnell
                              Thomas L. McVerry
                              William W. Pettit
                              Russell A. Salton, III M.D.
                              Michael S. Scofield
                              OFFICERS:
                              John J. Pileggi
                              President and Treasurer
                              George O. Martinez
                              Secretary
                              Sheryl Hirschfeld
                              Assistant Secretary
                              Stephen W. St. Clair
                              Assistant Treasurer
                              * These individuals are not trustees for Balanced. + Trustee Emeritus
          FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)
During the fiscal year ended December 31, 1996, American Retirement, Balanced, Foundation and Tax Strategic paid $498,967, $74,293,460, $9,919,612 and $850,061, respectively, of net long term capital gain distributions.
During the fiscal year ended December 31, 1996, Tax Strategic paid $616,906 of tax-exempt distributions. Of the total tax exempt distributions, 9.14%, 9.10%, 9.13%, and 9.13% is subject to alternative minimum tax for Class Y, Class A, Class B and Class C shares, respectively.
For corporate taxpayers, 67.33%, 36.81%, 34.11% and 79.29% of the ordinary income distributions paid during the fiscal year ended December 31, 1996 by American Retirement, Balanced, Foundation and Tax Strategic, respectively, qualified for corporate dividends received deduction.

                           KEYSTONE BALANCED FUND II
                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1996




SCHEDULE OF INVESTMENTS--December 31, 1996
(Unaudited)

                                                       Market
                                           Shares      Value
---------------------------------------------------------------
COMMON STOCKS (51.6%)
CANADA (1.7%)
BUSINESS SERVICES (0.9%)
Laidlaw, Inc.                              6,000      $ 69,000
---------------------------------------------------------------
TELECOMMUNICATIONS (0.8%)
Northern Telecom Ltd.                        900        55,687
---------------------------------------------------------------
TOTAL CANADA                                           124,687
---------------------------------------------------------------
GERMANY (1.3%)
TELECOMMUNICATIONS (1.3%)
Deutsche Telekom AG, ADR (b)               4,500        91,687
---------------------------------------------------------------
UNITED STATES (48.6%)
ADVERTISING & PUBLISHING (0.9%)
Tribune Co.                                  800        63,100
---------------------------------------------------------------
AEROSPACE (2.1%)
Boeing Co.                                   800        85,100
United Technologies Corp.                  1,000        66,000
---------------------------------------------------------------
                                                       151,100
---------------------------------------------------------------
AUTOMOTIVE (0.9%)
Chrysler Corp.                             1,900        62,700
---------------------------------------------------------------
BUSINESS SERVICES (1.1%)
Rental Service Corp. (b)                   3,000        83,438
---------------------------------------------------------------
CAPITAL GOODS (3.2%)
Deere & Co.                                1,700        69,063
Emerson Electric Co.                       1,000        96,750
General Electric Co.                         700        69,212
---------------------------------------------------------------
                                                       235,025
---------------------------------------------------------------
CHEMICALS (1.5%)
du Pont de Nemours & Co.                     600        56,625
Monsanto Co.                               1,300        50,537
---------------------------------------------------------------
                                                       107,162
---------------------------------------------------------------
CONSUMER GOODS (1.0%)
Procter & Gamble Co.                         700        75,250
---------------------------------------------------------------
DIVERSIFIED COMPANIES (1.4%)
Minnesota Mining & Manufacturing Co.       1,200      $ 99,450
---------------------------------------------------------------
DRUGS (3.2%)
American Home Products Corp.               1,000        58,625
Johnson & Johnson                          1,700        84,575
Rhone-Poulenc Rorer, Inc.                  1,100        85,938
---------------------------------------------------------------
                                                       229,138
---------------------------------------------------------------
ELECTRONICS (2.3%)
Analog Devices, Inc. (b)                   3,000       101,625
Intel Corp.                                  500        65,469
---------------------------------------------------------------
                                                       167,094
---------------------------------------------------------------
FINANCE (3.8%)
Bank of Boston Corp.                       1,100        70,675
Federal National Mortgage Association      1,400        52,150
Nationsbank Corp.                            600        58,650
Student Loan Marketing Association         1,000        93,125
---------------------------------------------------------------
                                                       274,600
---------------------------------------------------------------
FOODS (4.1%)
Anheuser-Busch Cos., Inc.                  1,700        68,000
Nabisco Holdings Corp., Class A            1,800        69,975
Philip Morris Cos., Inc.                     600        67,575
Pioneer Hi Bred International, Inc.        1,300        91,000
---------------------------------------------------------------
                                                       296,550
---------------------------------------------------------------
METALS & MINING (0.8%)
Nucor Corp.                                1,100        56,100
---------------------------------------------------------------
NATURAL GAS (0.8%)
Sonat, Inc.                                1,200        61,800
---------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (1.4%)
Hewlett Packard Co.                        2,000       100,500
---------------------------------------------------------------
OIL (4.9%)
Atlantic Richfield Co.                       600        79,500
Exxon Corp.                                  700        68,600
Kerr McGee Corp.                             900        64,800
Mobil Corp.                                  600        73,350
Pennzoil Co.                               1,300        73,450
---------------------------------------------------------------
                                                       359,700
---------------------------------------------------------------

PAGE 8
---------------------------------------------------------------
Keystone Balanced Fund II


OIL SERVICES (2.3%)
Halliburton Co.                            1,600     $   96,400
Schlumberger, Ltd.                           700         69,914
---------------------------------------------------------------
                                                        166,314
---------------------------------------------------------------
REAL ESTATE (5.0%)
Arden Realty, Inc. (R.E.I.T.)              4,000        111,000
Beacon Properties (R.E.I.T.)               2,200         80,575
Patriot American Hospitality, Inc.
 (R.E.I.T.)                                1,600         69,000
Prentiss Properties Trust (R.E.I.T.)       4,000        100,000
---------------------------------------------------------------
                                                        360,575
---------------------------------------------------------------
RETAIL (0.7%)
Kmart Financing, Inc.                      1,100         53,625
---------------------------------------------------------------
TELECOMMUNICATIONS (5.0%)
Ameritech Corp.                            1,000         60,625
Bell Atlantic Corp.                        1,000         64,750
Bellsouth Corp                             1,600         64,600
GTE Corp.                                  1,400         63,700
Lucent Technologies, Inc.                  1,100         50,875
SBC Communications, Inc.                   1,200         62,100
---------------------------------------------------------------
                                                        366,650
---------------------------------------------------------------
TRANSPORTATION (0.8%)
Norfolk Southern Corp.                       700     $   61,250
---------------------------------------------------------------
UTILITIES (1.4%)
Boston Edison Co.                          3,800        102,125
---------------------------------------------------------------
TOTAL UNITED STATES                                   3,533,246
---------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost--$3,383,944)                                   3,749,620
---------------------------------------------------------------
CONVERTIBLE/PREFERRED STOCKS (4.8%)
Alco Standard Corp., ADS                     700         66,850
Conseco, Inc.                              1,000        113,750
Fuji International Financing Bermuda
 Trust, ADR (b)                                2         61,829
Sunamerica, Inc.                           2,500        105,625
---------------------------------------------------------------
TOTAL CONVERTIBLE/PREFERRED STOCKS
 (Cost--$314,447)                                       348,054
---------------------------------------------------------------


                                  Interest   Maturity      Par        Market
                                    Rate       Date       Value        Value
------------------------------------------------------------------------------
FIXED INCOME (41.4%)
CONVERTIBLE BONDS & NOTES (2.8%)
CAPITAL GOODS (1.5%)
Robbins & Myers, Inc.               6.50%      2003      $100,000    $110,500
------------------------------------------------------------------------------
RETAIL (1.3%)
Saks Holdings, Inc.                 5.50       2006       100,000      91,875
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS & NOTES (Cost--$200,000)                      202,375
------------------------------------------------------------------------------
BANK & FINANCE BONDS & NOTES (1.1%)
Swift Energy Co.                    6.25       2006        75,000      81,281
------------------------------------------------------------------------------
TOTAL BANK & FINANCE BONDS & NOTES (Cost--$75,000)                     81,281
------------------------------------------------------------------------------

PAGE 9
------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS--December 31, 1996
(Unaudited)


                                  Interest   Maturity      Par        Market
                                    Rate       Date       Value        Value
------------------------------------------------------------------------------
UNITED STATES GOVERNMENT (AND AGENCY)
ISSUES (37.5%)
U.S. Treasury Notes                 6.13%      1998     $535,000   $  537,338
U.S. Treasury Notes                 6.50       2001      900,000      909,846
U.S. Treasury Notes                 6.50       2005      630,000      634,038
U.S. Treasury Bonds                 6.75       2026      340,000      342,550
Federal Home Loan Bank, Cons.
 Discount Note                                 1997      300,000      299,814
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT (AND AGENCY) ISSUES
 (Cost--$2,697,969)                                                 2,723,586
------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$2,972,969)                               3,007,242
------------------------------------------------------------------------------


                                             Maturity
                                               Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.8%)
REPURCHASE AGREEMENTS (1.8%)
Investments in repurchase
 agreements, in a joint
 trading account, purchased
 12/31/96, 6.716%, maturing
 1/2/97 (Cost $130,000) (a)                  $130,050              $  130,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost--$6,801,360)                                7,234,916
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (0.4%)                               28,008
------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                $7,262,924
------------------------------------------------------------------------------

(a) The repurchase agreements are fully collateralized by U. S. government and/or agency obligations based on market prices at December 31, 1996.
(b) Non-income-producing security.

Legend of Portfolio Abbreviations:
ADR--American Depository Receipt
ADS---American Depository Share
REIT--Real Estate Investment Trust

See Notes to Financial Statements.

PAGE 10
------------------------------------------------------------------------------

Keystone Balanced Fund II


FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                               Period from September 3, 1996
                                                (commencement of investment
                                              operations) to December 31, 1996
------------------------------------------------------------------------------
                                                        (Unaudited)

Net asset value beginning of period                       $ 10.00
------------------------------------------------------------------------------
Income from investment operations
Net investment income                                       0.080
Net realized and unrealized gain on
 investments and foreign currency related
 transactions                                               0.916
------------------------------------------------------------------------------
Total from investment operations                            0.996
------------------------------------------------------------------------------
Less distributions from
Net investment income                                      (0.080)
Net realized gain from investments                         (0.016)
------------------------------------------------------------------------------
Total distributions                                        (0.096)
------------------------------------------------------------------------------
Net asset value end of period                             $ 10.90
------------------------------------------------------------------------------
Total return (a)                                            10.00%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                              1.56%(b)(c)
 Total expenses excluding reimbursement                      2.16%(c)
 Net investment income                                       2.65%(c)
Portfolio turnover rate                                        64%
Average commission rate paid                              $0.0783
------------------------------------------------------------------------------
Net assets end of period (thousands)                      $ 1,850
------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% for the period ended December 31, 1996.
(c) Annualized.

See Notes to Financial Statements.

PAGE 11
------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                               Period from September 3, 1996
                                                (commencement of investment
                                              operations) to December 31, 1996
------------------------------------------------------------------------------
                                                        (Unaudited)

Net asset value beginning of period                       $ 10.00
------------------------------------------------------------------------------
Income from investment operations
Net investment income                                       0.060
Net realized and unrealized gain on
 investments and foreign currency related
 transactions                                               0.926
------------------------------------------------------------------------------
Total from investment operations                            0.986
------------------------------------------------------------------------------
Less distributions from
Net investment income                                      (0.060)
Net realized gain from investments                         (0.016)
------------------------------------------------------------------------------
Total distributions                                        (0.076)
------------------------------------------------------------------------------
Net asset value end of period                             $ 10.91
------------------------------------------------------------------------------
Total return (a)                                             9.89%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                              2.29%(b)(c)
 Total expenses excluding reimbursement                      4.87%(c)
 Net investment income                                       1.94%(c)
Portfolio turnover rate                                        64%
Average commission rate paid                              $0.0783
------------------------------------------------------------------------------
Net assets end of period (thousands)                      $ 5,224
------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.25% for the period ended December 31, 1996.
(c) Annualized.

See Notes to Financial Statements.

PAGE 12
------------------------------------------------------------------------------
Keystone Balanced Fund II


FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                               Period from September 3, 1996
                                                (commencement of investment
                                              operations) to December 31, 1996
------------------------------------------------------------------------------
                                                        (Unaudited)

Net asset value beginning of period                       $ 10.00
------------------------------------------------------------------------------
Income from investment operations
Net investment income                                       0.070
Net realized and unrealized gain on
 investments and foreign currency related
 transactions                                               0.906
------------------------------------------------------------------------------
Total from investment operations                            0.976
------------------------------------------------------------------------------
Less distributions from
Net investment income                                      (0.060)
Net realized gains from investments                        (0.016)
------------------------------------------------------------------------------
Total distributions                                        (0.076)
------------------------------------------------------------------------------
Net asset value at the end of period                      $ 10.90
------------------------------------------------------------------------------
Total return (a)                                             9.79%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                              2.29%(b)(c)
 Total expenses excluding reimbursement                      4.93%(c)
 Net investment income                                       2.01%(c)
Portfolio turnover rate                                        64%
Average commission rate paid                              $0.0783
------------------------------------------------------------------------------
Net assets end of period (thousands)                      $   189
------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.25% for the period ended December 31, 1996.
(c) Annualized.

See Notes to Financial Statements.

PAGE 13
------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996 (Unaudited)

-------------------------------------------------------------------------
Assets
 Investments at market value
  (identified cost--$6,801,360)                                $7,234,916
 Cash                                                               1,148
 Receivable for:
  Investments sold                                                 24,862
  Dividends and interest                                           54,175
 Prepaid organization                                              17,676
 Other receivables                                                 29,303
 Due from Adviser                                                  37,431
-------------------------------------------------------------------------
   Total assets                                                 7,399,511
-------------------------------------------------------------------------
Liabilities
 Payable for:
  Investments purchased                                           135,881
 Other accrued expenses                                               706
-------------------------------------------------------------------------
   Total liabilities                                              136,587
-------------------------------------------------------------------------
Net assets                                                     $7,262,924
-------------------------------------------------------------------------
Net assets represented by (Note 1)
 Paid-in-capital                                               $6,699,417
 Undistributed net investment income                                2,550
 Accumulated net realized gain on investments                     127,401
 Net unrealized appreciation on investments                       433,556
-------------------------------------------------------------------------
   Total net assets                                            $7,262,924
-------------------------------------------------------------------------
Net asset value per share (Note 2)
 Class A Shares
  Net assets of $1,849,708 / 169,693 shares outstanding            $10.90
  Offering price per share ($10.90 / 0.9425)
  (based on sales charge of 5.75% of the offering price
   at December 31, 1996) (Note 1)                                  $11.56
 Class B Shares
  Net assets of $5,224,441 / 478,969 shares outstanding            $10.91
 Class C Shares
  Net assets of $188,775 / 17,314 shares outstanding               $10.90
-------------------------------------------------------------------------


STATEMENT OF OPERATIONS
Period from September 3, 1996
(commencement of investment operations)
to December 31, 1996 (Unaudited)

--------------------------------------------------------------------------
Investment income (Note 1)
 Dividends (net of foreign withholding taxes of $72)              $ 30,775
 Interest                                                           67,982
--------------------------------------------------------------------------
   Total income                                                     98,757
--------------------------------------------------------------------------
Expenses (Notes 1, 4, 5 and 6)
 Management fee                                       $ 15,454
 Registration fee                                       28,142
 Shareholder services                                    5,234
 Auditing                                                2,054
 Custodian fees                                          6,623
 Legal                                                   3,081
 Reimburseable accounting fees                           4,108
 Distribution Plan fees                                 12,510
 Organizational fees                                     1,243
 Printing fees                                           4,108
 Miscellaneous fees                                        822
 Reimbursement from investment adviser                 (37,431)
--------------------------------------------------------------------------
   Total expenses                                       45,948
 Less: Expenses paid indirectly                         (2,326)
--------------------------------------------------------------------------
 Net Expenses                                                       43,622
--------------------------------------------------------------------------
 Net investment income                                              55,135
--------------------------------------------------------------------------
Net realized and unrealized gain on investments and
 foreign currency related transactions (Note 3)
 Net realized gain on investments and foreign
  currency related transactions                                    139,314
 Net change in unrealized appreciation on
  investments and foreign currency related
  transactions                                                     433,556
--------------------------------------------------------------------------
 Net realized and unrealized gain on investments
  and foreign currency related transactions                        572,870
--------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations                                                      $628,005
--------------------------------------------------------------------------

See Notes to Financial Statements.

PAGE 14
------------------------------------------------------------------------------
Keystone Balanced Fund II


STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

                                               Period from September 3, 1996
                                                (commencement of investment
                                              operations) to December 31, 1996
------------------------------------------------------------------------------
Operations
 Net investment income                                  $    55,135
 Net realized gain on investments and
  foreign currency related transactions                     139,314
 Net change in unrealized appreciation on
  investments and foreign currency
  related transactions                                      433,556
------------------------------------------------------------------------------
  Net increase in net assets resulting from operations      628,005
------------------------------------------------------------------------------
Distributions to shareholders from (Note 1)
 Net investment income
   Class A                                                  (31,626)
   Class B                                                  (20,337)
   Class C                                                     (621)
Net realized gain on investment transactions
   Class A                                                   (6,325)
   Class B                                                   (5,423)
   Class C                                                     (166)
------------------------------------------------------------------------------
  Total distributions to shareholders                       (64,498)
------------------------------------------------------------------------------
Capital share transactions (Note 2)
 Proceeds from shares sold:
  Class A Shares                                          4,671,766
  Class B Shares                                          5,348,708
  Class C Shares                                            150,674
 Payments for shares redeemed:
  Class A Shares                                         (3,214,492)
  Class B Shares                                           (386,633)
  Class C Shares                                                (60)
 Net asset value of shares issued in
  reinvestment of distributions:
  Class A Shares                                              6,959
  Class B Shares                                             22,020
  Class C Shares                                                475
------------------------------------------------------------------------------
  Net increase in net assets resulting
   from capital share transactions                        6,599,417
------------------------------------------------------------------------------
  Total increase in net assets                            7,162,924
------------------------------------------------------------------------------
Net assets
 Beginning of period                                        100,000
------------------------------------------------------------------------------
 End of period (includes undistributed
  net investment income of $2,550) (Note 1)             $ 7,262,924
------------------------------------------------------------------------------

See Notes to Financial Statements.

PAGE 15
------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

Keystone Balanced Fund II (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to provide shareholders with current income and capital appreciation consistent with the preservation of principal.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such

PAGE 16
------------------------------------------------------------------------------
Keystone Balanced Fund II


transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain
(loss) on foreign currency transactions.

D. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

E. Organization Expenses

The Fund's organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by First Union during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

F. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. Distributions

The Fund distributes net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains.

H. Class Allocations

As of December 31, 1996, Class A shares were offered at a public offering price which included a maximum sales charge of 5.75% payable at the time of purchase. Class B shares were sold subject to a contingent deferred sales charge that was payable upon redemption and decreased depending on how long the shares had been held. Class B shares purchased on or after June 1, 1995 that had been outstanding for eight years automatically converted to Class A shares. Class B shares purchased prior to June 1, 1995 that had

PAGE 17
------------------------------------------------------------------------------


been outstanding for seven years automatically converted to Class A shares. Class C shares were sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:


                          Period from September 3, 1996
                          (commencement of operations)
                              to December 31, 1996
------------------------------------------------------------------------------
Class A
Shares sold                                                          458,332
Shares redeemed                                                     (293,305)
Shares issued in reinvestment of dividends and distributions             666
------------------------------------------------------------------------------
Net increase                                                         165,693
------------------------------------------------------------------------------
Class B
Shares sold                                                          509,919
Shares redeemed                                                      (36,055)
Shares issued in reinvestment of dividends and distributions           2,105
------------------------------------------------------------------------------
Net increase                                                         475,969
------------------------------------------------------------------------------
Class C
Shares sold                                                           14,275
Shares redeemed                                                           (6)
Shares issued in reinvestment of dividends and distributions              45
------------------------------------------------------------------------------
Net increase                                                          14,314
------------------------------------------------------------------------------

3. Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the period ended December 31, 1996:

                                                     Cost of       Proceeds
                                                    Purchases     from Sales
------------------------------------------------------------------------------
Non-U.S. Government                                 $5,574,287    $1,712,239
U.S. Government                                     $5,663,306    $2,998,210
------------------------------------------------------------------------------

4. Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated and paid monthly.

  Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter. On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Group Inc. At that time, EKD replaced EKIS as the Fund's principal underwriter.

PAGE 18
------------------------------------------------------------------------------
Keystone Balanced Fund II


  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the period ended December 31, 1996, the Fund paid $1,071 to EKIS under the Class A Distribution Plan.

  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

  During the period ended December 31, 1996, under the Class B Distribution Plans, the Fund paid or accrued $353 for Class B shares purchased before June 1, 1995 and subsequently exchanged into the Fund and $10,690 for Class B shares purchased on or after June 1, 1995. The Fund paid $396 under the Class C Distribution Plan.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At December 31, 1996 total unpaid distribution costs were $4,859 for Class B shares purchased before June 1, 1995 and subsequently exchanged into the Fund and $291,384 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $9,283.

  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return, Keystone is paid a management fee that is computed and paid daily. The management fee is calculated by applying percentage rates, which start at 0.55% and decline to 0.25% per annum as net assets increase, to the average daily net asset value of the Fund.

  Keystone has voluntarily limited the expenses of Class A shares to 1.50% of its average daily net assets and has limited the expenses of Class B and C to 2.25% of the average daily net assets of each respective class. For the period ended December 31, 1996, Keystone reimbursed the Fund $37,431.

  During the period ended December 31, 1996, the Fund paid or accrued $4,108 to Keystone for certain accounting services. The Fund paid or accrued $5,234 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the period ended Decem-

PAGE 19
------------------------------------------------------------------------------


ber 31, 1996, the Fund incurred total custody fees of $6,623 and received a credit of $2,326 pursuant to this expense offset arrangement, resulting in a net custody expense of $4,297. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

                           EVERGREEN FOUNDATION TRUST

                                     PART C

                                OTHER INFORMATION

Item 15.     Indemnification.

     The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.     Exhibits:

Number    Description

1(A)      Declaration of Trust.(1)
 (B)      Amended Declaration of Trust.(1)
 (C)      Instrument providing for the Establishment and Designation of
          Classes.(1)
2         By-laws.(1)
3         Not applicable.
4 Agreement and Plan of Reorganization (included as Exhibit A to the Prospectus contained in Part A to this registration statement)
5 Declaration of Trust Articles II, V, VI, VIII, IX and By-Laws Articles III and VIII.(1)
6(A) Investment Advisory Agreement between Evergreen Asset Management Corp. and the Registrant.(1)
 (B) Investment Sub-Advisory Agreement between Evergreen Asset Management Corp. and Lieber & Company.(1)
7(A) Distribution Agreement between Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) and the Registrant.(5)
 (B) Form of Dealer Agreement for Class A, B and C shares used by Evergreen Keystone Distributor, Inc.(5)
8         Not applicable.
9         Custody Agreement between State Street Bank and Trust Company and
          Registrant.(2)
10        Rule 12b-1 Distribution Plans.(1)
11 Opinion and consent of Sullivan & Worcester LLP as to the legality of the shares being issued.(5)
12        Tax opinion and consent of Sullivan & Worcester LLP.(3)
13        Not applicable.
14        Consent of KPMG Peat Marwick LLP.(3)
15        Not applicable.
16        Powers of Attorney.(5)(See signature page included therein.)
17(A)     Form of Proxy Card.(3)
  (B)     Registrant's Rule 24f-2 Declaration.(4)
-------------------
(1) Incorporated by reference to post-effective amendment no. 10 to Registrant's Registration Statement (No. 33-31803) (the "Registration Statement") dated July 6, 1995.
(2) Incorporated by reference to post-effective amendment no. 1 to the Registration Statement dated June 29, 1990.
(3)  Filed herewith.
(4) Incorporated by reference to the Registration Statement dated October 26, 1989.
(5)  Incorporated by reference to the Registrant's Registration Statement
     (No. 333-25055) on Form N-14 dated April 11, 1997.

Item 17.     Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion or ruling.

                                SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 16th day of May, 1997.

                                        EVERGREEN FOUNDATION TRUST

                                        By:  /s/ John J. Pileggi
                                             ______________________
                                             Name: John J. Pileggi
                                             Title: President


     As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated as of the 16th day of May, 1997.

Signatures                         Title
-----------                        -----

/s/ John J. Pileggi
-----------------------            President and
John J. Pileggi                    Treasurer

/s/ Laurence B. Ashkin*
-----------------------            Trustee
Laurence B. Ashkin

/s/ Foster Bam*
-----------------------            Trustee
Foster Bam

/s/ James S. Howell*
-----------------------            Trustee
James S. Howell

/s/ Gerald M. McDonnell*
-----------------------            Trustee
Gerald M. McDonnell

/s/ Thomas L. McVerry*
-----------------------            Trustee
Thomas L. McVerry

/s/ William Walt Pettit*
-----------------------            Trustee
William Walt Pettit

/s/ Russell A. Salton, III, M.D.*
--------------------------------   Trustee
Russell A. Salton, III, M.D

/s/ Michael S. Scofield*
-----------------------            Trustee
Michael S. Scofield



*By: /s/ Terrence J. Cullen
    _______________________
    Terrence J. Cullen**
    Attorney-in-fact

**Terrence J. Cullen, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons filed as part of the signature page to the Registration Statement on Form N-14 of the Registrant on April 11, 1997.

                               INDEX TO EXHIBITS

N-14
EXHIBIT NO.                                                            Page


12        Tax  Opinion and Consent of Sullivan & Worcester LLP
14        Consent of KPMG Peat Marwick LLP
17(a)     Form of Proxy
-------------------